As filed with the Securities and Exchange Commission on May 16, 2016

Securities Act File No. 333-[   ]
Investment Company Act File No. 811-23157

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ☐ Post-Effective Amendment No. (Check appropriate box or boxes)

BROOKFIELD REAL ASSETS INCOME FUND INC.
(Exact name of registrant as specified in charter)

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)

Telephone Number: (855) 777-8001 (Area Code and Telephone Number)

Brian F. Hurley
President
Brookfield Real Assets Income Fund Inc.
Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:

Alexis I. Rieger, Esq. Brookfield Real Assets Income Fund Inc. Brookfield Place, 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166

Approximate Date of Proposed Offering:  As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common stock, $0.001 par value per share	40,000	$25.00	$1,000,000	$100.70

(1)                                 Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457 under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD HIGH INCOME FUND INC.
Brookfield Place
250 Vesey Street
New York, New York 10281-1023

(855) 777-8001

[•], 2016

Dear Shareholder:

A joint special meeting of shareholders (the “Special Meeting”) of the Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”), the Brookfield Total Return Fund Inc. (“HTR”), and the Brookfield High Income Fund Inc. (“HHY” and together with BOI and HTR, the “Funds,” and each, a “Fund”), each a Maryland corporation, will be held at the offices of Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10291-1023, on August 5, 2016, at 8:30 a.m., Eastern Time, for the following purposes:

•                  The shareholders of each of BOI, HTR and HHY will be asked to consider and vote upon the proposed reorganization of each Fund into the Brookfield Real Assets Income Fund Inc., a newly organized Maryland corporation (“RA Fund”); and

•                  The shareholders of BOI and HTR will each be asked to consider and vote upon the appointment of Schroder Investment Management North America Inc. (“SIMNA”) as sub-adviser.

The Proposed Reorganizations (For all Fund shareholders)

Brookfield Investment Management Inc. (“Brookfield”) recommended to the Boards of Directors of BOI, HTR and HHY that these Funds be reorganized into a new fund, Brookfield Real Assets Income Fund Inc. The Boards reviewed and considered Brookfield’s proposal in detail and on May 12, 2016, approved the proposed reorganizations. The shareholders of each of BOI, HTR and HHY are being asked to approve agreements and plans of reorganization pursuant to which each Fund will be reorganized into RA Fund (each a “Reorganization” and collectively, the “Reorganizations”).  As noted above, RA Fund is a newly created closed-end management investment company, organized as a Maryland corporation, which seeks to invest primarily in infrastructure, real estate and natural resources (“Real Assets”), fixed income securities and other debt instruments, including corporate credit securities (similar to HHY and securitized mortgage backed securities) (similar to BOI and HTR).  The RA Fund will invest to a lesser extent in equity securities of Real Assets companies.  The investment objectives of RA Fund and the Funds are similar; however, while the investment objectives are similar, there are differences that shareholders of the Funds should consider. As a result of the Reorganizations, shareholders of each of BOI, HTR and HHY will receive newly issued shares of RA. The conversion rate will be based on net asset value of each Fund. Upon the close of the Reorganizations, Brookfield will serve as the investment adviser to RA Fund. The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.

The Appointment of a Sub-Adviser (For BOI and HTR shareholders only)

Brookfield currently serves as the investment adviser to both BOI and HTR and each Fund’s portfolio is currently managed by investment professionals in Brookfield’s Securitized Products Investment Team (“SP Investment Team”).  Brookfield recently agreed to sell the SP Investment Team to SIMNA (such acquisition, the “SP Investment Team Transaction”), which is expected to close in the second half of 2016. On May 12, 2016, the Board of Directors of each of BOI and HTR approved a new sub-advisory agreement (“Sub-Advisory Agreement”) with SIMNA.  Shareholders of BOI and HTR are now being asked to approve the Sub-Advisory Agreement with SIMNA, in order for the SP Investment Team to continue managing BOI’s and HTR’s respective securitized product investments (“Securitized Products Allocation”).  It is important to note, that the same portfolio managers currently comprising the SP

Investment Team are expected to also be in charge of day-to-day portfolio management of the Securitized Products Allocation of the RA Fund.

Shareholders are being asked to approve the Sub-Advisory Agreement in the event that the SP Investment Team Transaction closes before the proposed Reorganizations of BOI and/or HTR (as described above) or the proposed Reorganizations are not approved by shareholders. In the event the Reorganizations are not approved, Brookfield will determine and have oversight over the Securitized Products Allocation to be managed by SIMNA and will continue to manage BOI’s and HTR’s respective investments outside of securitized products. The approval of SIMNA as sub-adviser by the respective shareholders of each of BOI and HTR is not contingent upon approval by the other Fund. The appointment of SIMNA as sub-adviser is contingent upon the closing of the SP Investment Team Transaction; if the Transaction does not close, SIMNA will not serve as sub-adviser for BOI or HTR and the SP Investment Team will remain at Brookfield, with Brookfield and the SP Investment Team continuing to manage BOI and HTR.

Each of these proposals is described in more detail in the enclosed Joint Proxy Statement/Prospectus.

The Board of Directors of each Fund believes each proposal, as applicable, is in the best interests of the respective Fund and shareholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully.  While you are welcome to attend the Special Meeting in person, most shareholders find it more convenient to authorize a proxy to vote their shares.  As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented and voted at the Special Meeting.  You may vote in person at the Special Meeting or choose one of the methods below to authorize proxies to vote your shares:

•                                          By touch-tone telephone;

•                                          By Internet; or

•                                          By returning the enclosed proxy card in the postage-paid envelope.

If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-paid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, AST Fund Solutions, LLC telephone you, and to ensure that the Special Meeting can be held as scheduled.  Please call [        ] if you have any questions about the Joint Proxy Statement/Prospectus or the proposal(s), or if you would like additional information.

As always, we appreciate your support.

Sincerely, Brian F. Hurley President Brookfield Mortgage Opportunity Income Fund Inc. Brookfield Total Return Fund Inc. Brookfield High Income Fund Inc.

Please submit your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you authorize a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each proposal, as applicable.  If your shares are held through a broker, bank or other nominee, you must provide voting instructions to your broker, bank or other nominee about how to vote your shares in order for your broker, bank or other nominee to vote your shares of common stock at the Special Meeting.

[•], 2016

IMPORTANT NOTICE
TO SHAREHOLDERS OF
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD HIGH INCOME FUND INC.

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the proposals to be voted on.

Q:                                  Why is a special shareholder meeting being held?

A:                                   You are receiving the Joint Proxy Statement/Prospectus in connection with a joint special shareholder meeting (the “Special Meeting”) of the Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”), the Brookfield Total Return Fund Inc. (“HTR”), and the Brookfield High Income Fund Inc. (“HHY” and together with BOI and HTR, the “Funds,” and each, a “Fund”), each, a Maryland corporation. The following proposals will be considered and voted upon by shareholders (each, as more particularly described in the Joint Proxy Statement/Prospectus):

•                  (For all Fund shareholders): The approval of the proposed reorganization of each of BOI, HTR and HHY into the Brookfield Real Assets Income Fund Inc., a newly created closed-end management investment company, organized as a Maryland corporation (“RA Fund”); and

•                  (For BOI and HTR shareholders only): The approval of the appointment of Schroder Investment Management North America Inc. (“SIMNA”) as sub-adviser.

Proposals Regarding the Reorganizations

Q:                                  What is being proposed?

A:                                   Brookfield Investment Management Inc. (“Brookfield” or the “Adviser”) recommended to the Boards of Directors of BOI, HTR and HHY that these Funds be reorganized into a new fund, RA Fund. On May 12, 2016, The Boards reviewed and considered Brookfield’s proposal in detail and approved the proposed reorganizations. You are being asked to consider and vote upon the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each of BOI, HTR and HHY, respectively (each Fund being referred to herein as a “Target Fund” and together, the “Target Funds”) into Brookfield Real Assets Income Fund Inc. (the “Acquiring Fund” and, together with the Target Funds, each, a “Fund”), a newly-organized closed-end management investment company, organized as a Maryland corporation and managed by Brookfield. The term “Combined Fund” will refer to RA as the surviving fund after the Reorganizations.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.  If each of the requisite shareholder approvals is not obtained, each Fund’s Board may take such other actions, as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone Fund.

If the Reorganizations are consummated, shareholders of the Combined Fund, including former shareholders of the Target Funds, would be subject to the investment objective and investment policies of the Acquiring Fund. The investment objectives of the Acquiring Fund and the Funds are similar; however, while the investment policies, strategies and risks of RA Fund and the Funds share certain similarities, there are differences that shareholders of the Funds should consider. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and investment policies.

Q:                                  Why are the Reorganizations being recommended?

A.                                    The Board of each Fund, as applicable, anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund and considered the following factors:

i.                  Investment Strategy: the RA Fund will pursue a multi-asset, multi-portfolio manager investment strategy that will primarily invest in infrastructure, real estate and natural resources (“Real Assets”) fixed income securities and other debt instruments, including corporate credit securities (similar to HHY) and securitized mortgage backed securities (similar to BOI and HTR). The RA Fund will also invest to a lesser extent in Real Assets equity securities. Brookfield will allocate a portion of the RA Fund’s assets to (i) the Real Assets Credit investment team, which is comprised of investment personnel that currently manage HHY, (ii) the Securitized Products investment team, which is comprised of investment personnel that currently manage BOI and HTR (see further discussion below) and (iii) other portfolio management teams within Brookfield.

ii.               Investment Strategy Flexibility: the RA Fund’s multi-asset, multi-portfolio manager approach will allow Brookfield to allocate the RA Fund’s investments across multiple industries and sectors within Real Assets, which may potentially result in more stable income and less volatile returns across market cycles.

iii.            Potential for Greater Income, Income Growth, and Capital Appreciation: Brookfield believes that the RA Fund’s investment strategy may create (i) greater income, under current market conditions, (ii) greater income growth potential over time and (iii) greater capital appreciation for the Funds’ shareholders.

iv.           Potential for Improved Secondary Market Trading: potentially improved secondary market trading and demand over the long term, as a result of the larger asset size of the new RA Fund.

v.              Potential for Operational Cost Savings: the larger asset size of the RA Fund may potentially result in operational cost savings over time.

vi.           Costs of Reorganizations Borne by Brookfield: Brookfield will bear direct costs of the Reorganizations.

vii.        Expense Cap for Two Years:  Management Fees for the RA Fund will be 1.0% of managed assets, equivalent to management fees of BOI but higher than management fees for HTR and HHY. However, Brookfield has contractually agreed to waive a portion of its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the RA Fund will not exceed 1.03% of net assets (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the RA Fund’s business).  Accordingly, during this two year expense cap period, the RA Fund’s total annual operating expense ratio (exluding, among other things, the cost of leverage) will be approximately equivalent to HTR’s current total annual operating expense ratio and will be below BOI’s and HHY’s current total annual operating expense ratio.

Q.                                   How will the Reorganizations affect the fees and expenses of the Funds?

A:                                   The contractual advisory fee of the Combined Fund is 1.00% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The Combined Fund’s contractual advisory fee is equal to the contractual advisory fee of BOI, but higher than the contractual advisory fee of HTR, which is 0.65% of HTR’s average weekly net assets (excluding financial leverage), and of HHY, which is 0.65% of HHY’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  Brookfield believes that the advisory fee of the Combined Fund is appropriate given the multi-investment strategy of the Combined Fund.

The Combined Fund will also pay to the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of the Fund’s average daily Managed Assets. BOI pays the Adviser the same administration fee. HTR pays the Adviser an administration fee, payable monthly, at an annual rate of 0.20% of HTR’s average weekly net assets (excluding financial leverage).  HHY pays the Adviser an administrative fee, payable monthly, at an annual rate of 0.15% of HHY’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

The operating expense ratio for the twelve months ended March 31, 2016 on average net assets for the Target Funds (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of each Fund’s business) was 1.73% for BOI, 1.48% for HHY and 1.03% for HTR.

Brookfield has agreed to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio on net assets of the Combined Fund (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business) will not exceed 1.03%, as described above, which represents the lowest operating expense ratio for the twelve months ended March 31, 2016 of the Target Funds. This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Combined Fund or the Combined Fund’s investment advisory agreement terminates. At this time, this agreement is not expected to be continued after the expiration of the two-year period.

Q.                                   Will the Reorganizations impact Fund distributions to shareholders?

A:                                   In considering the Reorganizations, the Board of each Target Fund took into account information from Brookfield indicating that Brookfield expects that the Reorganizations should result in the same or slightly higher distribution rates based on net asset value for shareholders of each Target Fund (as shareholders of the Combined Fund following the Reorganizations).  The potential for higher distribution rates is due to Brookfield’s expectation that RA Fund should be able to reallocate investments into higher yielding securities and Brookfield plans to allocate a portion of RA’s assets into equity securities that Brookfield believes have income growth potential and the potential for capital appreciation.  Furthermore, Brookfield and the Board of HHY  recently considered and determined that a reduction in HHY’s distribution rate was necessary whether or not HHY was reorganized into RA Fund, because under current market conditions, HHY was not producing enough net income to continue meeting the current distribution rate.  Following the reduction of HHY’s distribution rate Brookfield represented to the Boards of the Target Funds that Brookfield believes that, based on current market conditions, investors in BOI, HTR and HHY should be able to receive a higher distribution rate from RA Fund than they are currently receiving as investors in the Target Funds, based on current net asset values of the Target Funds.     In addition, as discussed above and in more detail below, Brookfield is also proposing to cap the total annual operating expense ratio (excluding the costs of leverage and certain other costs as discussed below) of the Combined Fund at 1.03% for two years following the closing date of the Reorganizations, which will enable the Combined Fund to have more net income available for distributions in those years.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganizations so there is no gap in distribution payments.  In addition, the Combined Fund expects to follow the same frequency of payments as the Target Funds and make monthly distributions to shareholders.

Q:                                  What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:                                   The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.  Because the closing of the Reorganizations is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.  If each of the requisite shareholder approvals is not obtained, each Fund’s Board may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. The Reorganizations are not contingent on whether the SP Investment Team Transaction closes. However, if the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser of the Combined Fund.

Q:                                  How similar are the Funds?

A:                                   Each Fund is a Maryland corporation and a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of each Fund consists of the same directors.  Each Target Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) and upon the closing of the Reorganizations, it is expected that shares of common stock of RA Fund will be listed on the NYSE.  The Funds have the same investment adviser and administrator and the RA Fund will be managed by a team of portfolio managers that is currently responsible for day-to-day oversight of the Funds.

Investment Objectives:

•                                          BOI’s investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation.

•                                          HTR’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of portfolio securities.

•                                          HHY’s investment objective is to seek high current income. HHY also seeks capital growth as a secondary objective to the extent consistent with its primary objective of seeking high current income.

•                                          RA’s investment objective will be to seek high total return, through current income and growth of capital.

The investment objectives of RA Fund and the Funds are similar, however, there are certain differences. Brookfield believes that RA’s investment strategy may create (i) greater income, under current market conditions, (ii) greater income growth potential over time and (iii) greater capital appreciation for the Funds’ shareholders.

RA’s and BOI’s investment objectives are not fundamental and may be changed by each Fund’s Board without shareholder approval. HTR’s and HHY’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of each Fund’s outstanding voting securities.

Principal Investment Strategies:

RA Fund seeks to achieve its investment objective by investing primarily in the securities and other instruments of Real Asset companies and issuers, which includes the following categories:

•                  Real Estate;

•                  Infrastructure; and

•                  Natural Resources (collectively, “Real Asset Companies and Issuers”).

Under normal market conditions, RA Fund will invest at least 80% of its Managed Assets in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). RA may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders.

RA normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. RA Fund actively trades portfolio securities. RA may invest in securities of companies or issuers of any size market capitalization.  RA will invest in companies or issuers located throughout the world and there is no limitation on RA’s investments in foreign securities or instruments or in emerging markets.  RA has flexibility in the relative weightings given to each of the Real Asset categories. In addition, RA Fund may, in the future, invest in additional Real Asset investment categories other than those listed herein, to the extent consistent with its name. RA Fund may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”)). RA Fund may also invest in restricted (“144A”) or private securities, asset-backed securities (“ABS”), including mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. RA Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities (“MBS”) of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or assets; and securities and other instruments issued by mortgage servicers. RA’s investments in MBS may include Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). RA Fund may invest in fixed income securities of any maturity. The securities RA Fund may invest in may have fixed, floating or variable rates.

RA Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, subject to any applicable regulatory limits, including exchange-traded funds. RA Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked fixed income securities.

The Adviser will determine RA’s strategic allocation with respect to its equity and fixed income investments as well as its strategic allocation with respect to its investment sub-portfolios.

BOI

BOI seeks to achieve its investment objective by investing primarily in Mortgage-Related Investments. Under normal market conditions, as a principal strategy, at least 80% of the Fund’s Managed Assets will be invested in Mortgage-Related Investments. The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments.

HTR

Under normal market conditions, HTR invests at least 40% of its total assets in the following:

v

•                  Securities issued and/or guaranteed by the U.S. government or one of its agencies or instrumentalities;

•                  RMBS and CMBS rated BBB-and above;

•                  Up to 25% of the Fund’s total asset may be invested in real estate related asset-backed securities rated BBB-and above; and

•                  Cash

HTR may invest the remaining 60% of its assets in the following:

•                  High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above;

•                  Up to 25% of the Fund’s total assets may be invested in subprime RMBS. The Fund’s limitation on investment in subprime RMBS applies regardless of credit rating;

•                  Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B;

•                  Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans;

•                  Investment grade corporate securities, including debt securities, convertible securities and preferred stock;

•                  Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;

•                  Shares of closed-end funds whose principal investments are debt securities;

•                  Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (“IO”) and principal-only (“PO”) stripped mortgage-backed securities, inverse floaters (“INV FLT”) and inverse interest-only (“IIO”) stripped mortgage-backed securities;

•                  Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit;

•                  Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit; and

•                  Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

HTR will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

HHY, under normal market conditions, will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another rating agency, or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”) (also known as “junk bonds”)). Except with respect to up to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

Each Fund is authorized by its investment policies to use certain types of leverage. The Acquiring Fund currently intends to use leverage to achieve its investment objective. The Acquiring Fund currently anticipates obtaining leverage to seek to enhance the yield and net asset value of its common stock, through reverse repurchase agreements, borrowings from banks and/or other financial institutions, and the issuance of debt securities or shares of preferred stock. Although the Acquiring Fund may issue preferred shares or debt securities, it has no current intention to do so during its first year of operations. Each of BOI and HTR may utilize leverage to seek to enhance the yield and net asset value of its common stock, through reverse repurchase agreements, borrowings from banks and/or other financial institutions, and the issuance of debt securities or shares of preferred stock. HHY may utilize financial leverage through borrowings, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. BOI and HTR each currently employ leverage through the use of reverse repurchase agreements, while HHY currently employs leverage through the use of bank borrowings.

See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment strategies.

Q:                                  Are you concerned about the recent volatility in the high yield sector?

A:                                   The high yield market experienced a challenging 2015 bottoming in the early part of 2016. Lower energy and commodity prices have placed some producers under pressure resulting in rising default rates. Coupled with year-end concerns over Federal Reserve tightening and liquidity problems in certain focused credit funds, the market created what we consider to be attractive opportunities for investors skilled in evaluating credit. We believe valuation levels are attractive, particularly in certain sectors, making this a particularly opportune time to invest.

In keeping with Brookfield’s 100+ year history of owning, operating, and investing in long-lived assets, we take a long-term fundamental approach to the credit markets without undue focus on short term results. While we believe the investment strategies of BOI, HTR and HHY can, and have, provided investors with attractive investment opportunities over the last several years, we believe that we can offer investors a superior investment return with the expanded opportunity set offered by the multi-asset, multi-manager investment strategy of RA.

We believe RA’s investment strategy will harness the investment advantages of infrastructure, natural resources, and real estate to deliver superior risk adjusted yields and returns than the Target Funds.

Q:                                  Do you rely on rating agency ratings?

A:                                   While we do consider credit ratings supplied by third party rating agencies, we believe that Brookfield’s internal credit research, analysis and review process allows us to assess the true intrinsic value and risk of a particular credit, and this internal review process generally drives our investment decisions.

Q:                                  Who will manage RA’s portfolio?

A:                                   RA will be managed by Brookfield and the following individuals will be jointly and primarily responsible for the day-to-day management of RA’s portfolio: Craig Noble, CFA and Larry Antonatos. Messrs. Noble and Antonatos are vested with the authority to adjust the strategic allocation of assets between RA’s fixed income and equity sub-portfolios. A sub-portfolio refers to the portion of RA’s assets that are allocated to, and managed by, particular portfolio managers on RA’s portfolio management team. Dana Erikson, CFA and Mark Shipley, CFA, will be jointly and primarily responsible for the day-to-day management of RA’s real asset debt and corporate credit investment sub-portfolio. Michelle Russell-Dowe is the lead portfolio manager and Jeffrey Williams, CFA and Anthony A. Breaks, CFA, are the co-portfolio managers and each will be jointly and primarily responsible for the day-to-day management of RA’s securitized products sub-portfolio. If the SP Investment Team Transaction closes, SIMNA will serve as a sub-adviser to RA Fund and it is expected that Ms. Russell-Dowe and Messrs. Williams and Breaks will provide portfolio management services as employees of SIMNA. With respect to RA’s equity investments, Messrs. Noble and Antonatos will be jointly and primarily responsible for the day-to-day management of RA’s equity sub-portfolios. It is important to note that either individually or collectively, these are the same investment professionals that are currently responsible for overseeing the Funds.  As a result, shareholders of the Combined Fund will benefit from the experience and expertise which they have come to rely on.

In making its asset allocation decisions, Brookfield will utilize a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary mispricing, and long-term considerations, such as values of assets and cash flows.  Brookfield will also draw upon the expertise and knowledge within Brookfield Asset Management Inc. (“BAM”) and its affiliates, which provides extensive owner/operator insights into industry drivers and trends.  BAM is a global alternative assets manager with approximately $225 billion in assets under management as of December 31, 2015 and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable energy, timberland and agricultural lands.  Brookfield takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.

See “Management of the Funds — Portfolio Management” in the Joint Proxy Statement/Prospectus for more information on RA’s portfolio management.

Q:                                  How will the Reorganizations be effected?  As a shareholder in BOI, HTR and/or HHY will I receive the aggregate net asset value of my shares?

A:                                   Assuming each Target Fund’s shareholders approve their Fund’s Reorganization, each of BOI, HTR and HHY will transfer all of its assets to RA Fund in exchange for shares of common stock of RA, and the assumption by RA of all of the liabilities of each of BOI, HTR and HHY. Thereafter, each of BOI, HTR and HHY will be dissolved in accordance with Maryland law, its charter and bylaws and the 1940 Act.

Shareholders of BOI, HTR and HHY:  You will become a shareholder of RA Fund.  Holders of shares of common stock of BOI, HTR and HHY will receive newly issued shares of common stock of RA Fund, $0.001 par value per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock of BOI, HTR and HHY you held immediately prior to the Reorganizations (although shareholders will receive cash for fractional shares).

Q:           Will there be any significant portfolio turnover in connection with the Reorganization?

A:                                   The Acquiring Fund has a broad and flexible mandate that permits investments in many types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, it is expected that up to approximately 40% of the securities held by BOI, up to approximately 50% of the securities held by HTR, and up to approximately 5% of the securities held by HHY, may be sold in connection with the Reorganizations as RA’s portfolio managers seek to fully align or reposition the portfolio with RA’s broader investment guidelines. Brookfield expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund.  RA’s portfolio managers expect that the majority (i.e., more than fifty percent (50%)) of the repositioning of each Target Fund will occur in the first six months following the Reorganizations. A portion of the repositioning, however, may take place before the closing of the Reorganizations while certain repositioning may take as long as two years following the Reorganizations, depending upon market conditions and the liquidity of certain securities. RA’s portfolio managers do not expect the repositioning to result in significant transaction costs, other than bid-ask spread, because most of the repositioning will involve the sale of fixed income securities where the transaction costs are built into the price of such securities. To the extent there are transaction costs, other than bid-ask spread, associated with portfolio repositioning prior to the Reorganizations, such costs will be borne by the respective Target Funds. To the extent there are transaction costs associated with portfolio repositioning after the Reorganizations, such costs will be borne by the Combined Fund shareholders.

Q:                                  Will I have to pay any fees or expenses in connection with the Reorganizations?

A:                                   No.  The Adviser is paying for the costs associated with the proposed Reorganizations, including the costs associated with the Special Meeting.  Such costs are estimated to be approximately $700,000.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations.  These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Adviser.  The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary.  Questions concerning any such shareholder account fees for corporate actions should be directed to a shareholder’s Financial Intermediary.

Q:                                  Will I have to pay any federal taxes as a result of the Reorganizations?

A:                                   Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  If a Reorganization so qualifies, in general, shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes in connection with a Reorganization.

On or prior to the closing date of the transactions with respect to the Reorganizations (the “Closing Date”), each Target Fund’s Board will authorize and each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that each Target Fund maintains its regulated investment company status at all times up to and including the Closing Date.  Such a distribution may be taxable to each Target Fund’s shareholders for federal income tax purposes.  In addition, to the extent that portfolio securities of a Target Fund are sold in connection with a Reorganization prior to such Reorganization closing, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund. The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

As a result of the Reorganizations, the Target Funds will lose/forfeit approximately $77 million of capital loss carryforwards due to the tax loss limitation rules.  Each Fund’s Board considered the ability of each Fund to fully utilize its existing capital loss carryforwards and the likelihood of the Fund generating enough gains to utilize those losses in the relevant time period.

Q:                                  What is the timetable for the Reorganizations?

A:                                   If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect in the third quarter of 2016.

Q:                                  Why are the Reorganizations not Contingent on the Closing of the SP Investment Team Transaction?

A:                                   Brookfield believes the Reorganizations are in the best interests of the Funds and their shareholders as discussed above. Brookfield believes the Funds should be combined even if the SP Investment Team does not move to SIMNA.

Proposal Regarding the Appointment of SIMNA as Sub-Adviser to BOI and HTR

Q:                                  Why is a sub-adviser being appointed for BOI and HTR?

A:                                   Brookfield currently serves as the investment adviser to both BOI and HTR and each Fund’s portfolio is currently managed by portfolio managers in Brookfield’s Securitized Products Investment Team (“SP Investment Team”).  Brookfield recently agreed to sell the SP Investment Team to SIMNA (such acquisition, the “SP Investment Team Transaction”), which is expected to close in the second half of 2016. On May 12, 2016, the Board of Directors of each of BOI and HTR approved a new sub-advisory agreement (“Sub-Advisory Agreement”) with SIMNA.  Shareholders of BOI and HTR are now being asked to approve the Sub-Advisory Agreement with SIMNA, in order for the SP Investment Team to continue managing BOI’s and HTR’s respective securitized investments (“Securitized Products Allocation”). It is important to note, that the same investment professionals currently comprising the SP Investment Team are expected to also be in charge of day-to-day portfolio management of the Securitized Products Allocation of the RA Fund.

Shareholders are being asked to approve the Sub-Advisory Agreement in the event that the SP Investment Team Transaction closes before the proposed Reorganizations of BOI and/or HTR (as described above) or the proposed Reorganizations are not approved by shareholders. In the event the Reorganizations are not approved, Brookfield will determine and have oversight over the Securitized Products Allocation to be managed by SIMNA and will continue to manage BOI’s and HTR’s respective investments outside of securitized products. The approval of SIMNA as sub-adviser by the respective shareholders of each of BOI and HTR is not contingent upon approval by the other Fund. The appointment of SIMNA as sub-adviser is contingent upon the closing of the SP Investment Team Transaction; if the Transaction does not close, SIMNA will not serve as sub-adviser for BOI or HTR and the SP Investment Team will remain at Brookfield, with Brookfield and the SP Investment Team continuing to manage BOI and HTR.

Q:                                  Why did Brookfield decide to sell its SP Investment Team to SIMNA?

A:                                   Brookfield decided that it no longer wanted to offer its clients a stand-alone securitized products investment strategy. Although Brookfield decided it no longer wants to support a stand-alone securitized products investment strategy, Brookfield believes securitized products can still serve a role in a Real Assets investment strategy, particularly in a closed-end fund structure. Brookfield and the SP Investment Team agreed that given Brookfield’s desire to focus on Real Assets, Brookfield and the SP Investment Team would benefit from the sale of the SP Investment Team to SIMNA. As discussed above, Brookfield believes BOI and HTR shareholders will benefit from an investment strategy that will more broadly invest in Real Assets companies and issuers. Brookfield, BOI and HTR would continue to benefit from the investment expertise of the SP Investment Team via the sub-advisory relationship, Brookfield would no longer have the internal costs of supporting the SP Investment Team and the SP Investment Team expects to benefit from the SIMNA platform and the opportunities the SIMNA platform may provide in raising assets for the SP Investment Team through both a stand-alone securitized products investment strategy, as well as through multi-sector channels.

x

Q:                                  Who will manage the Funds if the Sub-Advisory Agreements are approved?

A:                                   If the Sub-Advisory Agreements are approved, and in the event that the SP Investment Team Transaction closes before the proposed reorganizations of BOI and HTR (described above) or the proposed reorganizations are not approved by shareholders, Brookfield will continue to serve as the investment adviser of the Funds, while SIMNA will serve as the sub-adviser with respect to the Securitized Products Allocation of each Fund and Brookfield will have oversight responsibilities over the Securitized Products Allocation managed by SIMNA. As investment adviser, Brookfield will determine the Securitized Products Allocation to be managed by the SIMNA and will continue to manage BOI’s and HTR’s respective investments outside of securitized products and will have oversight responsibilities over the Securitized Products Allocation managed by SIMNA. Messrs. Noble and Antonatos will be vested with the authority to adjust the strategic allocation of assets within each of BOI and HTR.  Dana Erikson, CFA, and Mark Shipley, CFA, of Brookfield, will now serve as portfolio managers of BOI and HTR with respect to each Fund’s investments outside of securitized products and will have investment discretion over such investments. The Boards of BOI and HTR urge you to authorize a proxy to vote your shares without delay in order to avoid disruption to your Fund’s operations.

Q:                                  Will the appointment of a sub-adviser increase the fees and expenses of BOI and HTR?

A:                                   No. For BOI, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of the Securitized Products Allocation of BOI’s average daily Managed Assets. For HTR, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued weekly, based on an annual rate of 0.32% of the Securitized Products Allocation of HTR’s average weekly net assets (excluding financial leverage). Because Brookfield will pay SIMNA out of its own fees received from each Fund, there is no “duplication” of advisory fees paid. There will be no increase in advisory fees to either Fund or their shareholders in connection with the appointment of SIMNA as sub-adviser.

Q:                                  Will I have to pay any fees or expenses in connection with the appointment of SIMNA as Sub-Adviser?

A:                                   No. The costs associated with the appointment of SIMNA as Sub-Adviser, including the costs associated with the Special Meeting related thereto, will be borne by Brookfield.

Q:                                  What will happen if shareholders of BOI and HTR approve the Sub-Advisory Agreement?

A:                                   If shareholders of BOI and HTR approve the Sub-Advisory Agreements, and the SP Investment Team Transaction closes, SIMNA will serve as sub-adviser of BOI and HTR with respect to each Fund’s Securitized Products Allocation until the approval of the Reorganizations, or indefinitely, if the Reorganizations are not approved and Brookfield will have oversight responsibilities over the Securitized Products Allocation managed by SIMNA. If shareholders of BOI and HTR approve the Sub-Advisory Agreements, but the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser for BOI or HTR and the SP Investment Team will remain at Brookfield, with Brookfield continuing to serve as investment adviser. In such case, Brookfield may consider other alternatives, including another strategic sale of its SP Investment Team, the appointment of a different sub-adviser, or the sale, reorganization or liquidation of the Funds.

Q:                                  What will happen if shareholders of BOI and HTR do not approve the Sub-Advisory Agreement?

A:                                   If shareholders of BOI and HTR have not approved the Sub-Advisory Agreements by the time the SP Investment Team Transaction closes and the Reorganizations have not been approved by each Fund, Brookfield, in reliance on previously published no-action relief granted by the staff of the U.S. Securities and Exchange Commission, may seek to appoint SIMNA to serve as sub-adviser of BOI and HTR with respect to the Securitized Products Allocation of each Fund, respectively, on an interim basis until the earlier of the approval by shareholders of BOI and HTR of the Sub-Advisory Agreements, or the

Reorganizations. If shareholders of BOI and HTR do not approve the Sub-Advisory Agreements, SIMNA will not serve as sub-adviser of the Funds and Brookfield will continue to manage the portfolios for BOI and HTR until the approval of the Reorganizations, which are not contingent upon whether the SP Investment Team Transaction closes, or indefinitely, if the Reorganizations are not approved and the SP Investment Team Transaction does not close. In the latter case, Brookfield may consider other alternatives, including another strategic sale of its SP Investment Team, the appointment of a different sub-adviser, or the sale, reorganization or liquidation of the Funds.

Q:                                  What happens if shareholders of one Fund (e.g., BOI) do not approve the Sub-Advisory Agreement but shareholders of the other Fund (e.g., HTR) approve the Sub-Advisory Agreement?

A:                                   The approval of each Sub-Advisory Agreement by the respective shareholders of BOI and HTR is not contingent upon approval of the other Fund. If shareholder approval of the Sub-Advisory Agreement by one Fund is not obtained, Brookfield will continue to serve as that Fund’s investment adviser until the Reorganizations are approved. If the Reorganizations are not approved, Brookfield and the Board may consider other alternatives with respect to such Fund, as discussed above.

General

Q:                                  How does the Board of my Fund suggest that I vote?

A:                                   After careful consideration, the Board of each Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:                                  How do I authorize a proxy to vote my shares or vote at the Special Meeting?

A:                                   You may authorize your proxy by mail, phone or Internet or vote in person at the Special Meeting.  To authorize your proxy by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.  If you choose to authorize your proxy by phone or Internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus.  To authorize your proxy by phone or Internet, you will need the “control number” that appears on the proxy card.  You may vote in person at the Special Meeting by attending in person and filling out a ballot.

Q:                                  Can I revoke my proxy?

A:                                   Yes, if your shares of common stock are held in your name, you can revoke your proxy by: filing written notice of revocation before the Special Meeting with AST Fund Solutions, LLC, at the address shown on the front of this Joint Proxy Statement/Prospectus; signing a proxy bearing a later date; or voting in person at the Special Meeting.  Attendance at the Special Meeting will not, by itself, revoke a proxy.  If your shares of common stock are held in the name of your broker, bank or other nominee, please follow the instructions provided by the holder of your common stock regarding how to revoke your proxy.

Q:                                  Whom do I contact for further information?

A:                                   You may contact your financial advisor for further information.  You may also call AST Fund Solutions, LLC, the Funds’ proxy solicitor, at [    ].

Please authorize your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each Proposal, as applicable.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

[•], 2016

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD HIGH INCOME FUND INC.
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 5, 2016

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”), Brookfield Total Return Fund Inc. (“HTR”), and Brookfield High Income Fund Inc. (“HHY,” and together with BOI and HTR, the “Funds”), each a Maryland corporation, will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on August 5, 2016, at 8:30 a.m., Eastern Time, for the following purposes:

1.              The Proposed Reorganizations of the Funds (For all Fund shareholders)

Shareholders of BOI:

Proposal 1(A):  The shareholders of BOI are being asked to consider and vote upon an Agreement and Plan of Reorganization between BOI and Brookfield Real Assets Income Fund Inc. (“RA Fund”) (the “BOI Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by BOI of all of its assets to RA in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of BOI; (ii) the distribution of such newly issued shares of common stock of RA Fund to the common shareholders of BOI (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of BOI in accordance with applicable law.

Shareholders of HTR:

Proposal 1(B):  The shareholders of HTR are being asked to consider and vote upon an Agreement and Plan of Reorganization between HTR and RA (the “HTR Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HTR of all of its assets to RA Fund in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of HTR; (ii) the distribution of such newly issued shares of common stock of RA Fund to the common shareholders of HTR (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HTR in accordance with applicable law.

Shareholders of HHY:

Proposal 1(C):  The shareholders of HHY are being asked to consider and vote upon an Agreement and Plan of Reorganization between HHY and RA Fund (the “HHY Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HHY of all of its assets to RA Fund in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of HHY; (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HHY (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HHY in accordance with applicable law.

2.              Appointment of a Sub-Adviser (For BOI and HTR shareholders only)

Shareholders of BOI:

Proposal 2(A): The shareholders of BOI are being asked to consider and vote upon an investment sub-advisory agreement among Brookfield Investment Management Inc., BOI and Schroder Investment Management North America Inc.

Shareholders of HTR:

Proposal 2(B): The shareholders of HTR are being asked to consider and vote upon an investment sub-advisory agreement among Brookfield Investment Management Inc., HTR and Schroder Investment Management North America Inc.

3.              Other Business. For each Fund, to transact such other business as may properly come before the Special Meeting.

Shareholders of record of each of BOI, HTR and HHY as of the close of business on May 18, 2016, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS (EACH, A “BOARD” OR “BOARD OF DIRECTORS”) OF EACH OF BOI, HTR AND HHY REQUESTS THAT YOU AUTHORIZE PROXIES TO VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATING AND SIGNING SUCH PROXY CARD(S) AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

•                                          FOR YOUR FUND’S REORGANIZATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, AMONG OTHER THINGS: (1) THE TRANSFER BY YOUR FUND OF ALL ASSETS TO RA IN EXCHANGE SOLELY FOR NEWLY ISSUED SHARES OF COMMON STOCK OF RA, AND RA’S ASSUMPTION OF ALL LIABILITIES OF YOUR FUND; (2) THE DISTRIBUTION OF SUCH NEWLY ISSUED SHARES OF COMMON STOCK OF RA TO THE COMMON SHAREHOLDERS OF YOUR FUND; AND (3) THE LIQUIDATION, DISSOLUTION AND TERMINATION OF YOUR TARGET FUND IN ACCORDANCE WITH APPLICABLE LAW.

THE BOARD OF EACH OF BOI AND HTR UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

•                  FOR THE APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT AMONG BROOKFIELD INVESTMENT MANAGEMENT INC., BOI / HTR AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards of Directors of

Brookfield Mortgage Opportunity Income Fund Inc.

Brookfield Total Return Fund Inc.

Brookfield High Income Fund Inc.

ALEXIS I. RIEGER

Secretary

Brookfield Mortgage Opportunity Income Fund Inc.

Brookfield Total Return Fund Inc.

Brookfield High Income Fund Inc.

YOUR VOTE IS IMPORTANT.

PLEASE AUTHORIZE YOUR PROXY TO VOTE BY PROMPTLY SIGNING AND
RETURNING THE ENCLOSED PROXY CARD(S) OR BY RECORDING YOUR VOTING
INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW
MANY SHARES YOU OWN.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated [•], 2016

JOINT PROXY STATEMENT/PROSPECTUS
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD HIGH INCOME FUND INC.

AND

BROOKFIELD REAL ASSETS INCOME FUND INC.

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(855) 777-8001

JOINT SPECIAL MEETING OF SHAREHOLDERS

[•], 2016

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”), Brookfield Total Return Fund Inc. (“HTR”), and Brookfield High Income Fund Inc. (“HHY”), each a Maryland corporation and a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Joint Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors (each, a “Board” or “Board of Directors” and collectively, the “Boards”) of each Fund for a joint special meeting (the “Special Meeting”) of shareholders of BOI, HTR and HHY (each, a “Target Fund” and collectively, the “Target Funds”), which will be held at the offices of Brookfield Investment Management Inc. (“Brookfield” or the “Adviser”), Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on August 5, 2016, at 8:30 a.m., Eastern Time, to consider and vote upon the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Even if you plan on attending the Special Meeting, the Board of each Fund requests that you authorize your proxy to vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet to ensure your vote is counted if you are later unable to attend the Special Meeting. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [•], 2016.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals for your Target Fund described in this Joint Proxy Statement/Prospectus or investing in Brookfield Real Assets Income Fund Inc., a newly formed Maryland corporation that will operate after the consummation of the Reorganizations (as defined below) as a registered closed-end management investment company (“RA Fund” or the “Acquiring Fund” and together with the Target Funds, the “Funds”).

The purposes of the Special Meeting are:

1.              The Proposed Reorganizations of the Target Funds

Shareholders of BOI:

Proposal 1(A):  The shareholders of BOI are being asked to consider and vote upon an Agreement and Plan of Reorganization between BOI and RA (the “BOI Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by BOI of all of its assets to RA Fund in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of BOI; (ii) the distribution of such newly issued shares of common stock of RA Fund to the common shareholders of BOI (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of BOI in accordance with applicable law.

Shareholders of HTR:

Proposal 1(B):  The shareholders of HTR are being asked to consider and vote upon an Agreement and Plan of Reorganization between HTR and RA Fund (the “HTR Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HTR of all of its assets to RA Fund in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of HTR; (ii) the distribution of such newly issued shares of common stock of RA Fund to the common shareholders of HTR (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HTR in accordance with applicable law.

Shareholders of HHY:

Proposal 1(C):  The shareholders of HHY are being asked to consider and vote upon an Agreement and Plan of Reorganization between HHY and RA Fund (the “HHY Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HHY of all of its assets to RA Fund in exchange solely for newly issued shares of common stock of RA Fund, and RA’s assumption of all of the liabilities of HHY; (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HHY (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HHY in accordance with applicable law.

2.              Appointment of Sub-Adviser (For BOI and HTR shareholders only)

Shareholders of BOI:

Proposal 2(A): The shareholders of BOI are being asked to consider and vote upon a new investment sub-advisory agreement among Brookfield Investment Management Inc., BOI and Schroder Investment Management North America Inc.

Shareholders of HTR:

Proposal 2(B): The shareholders of HTR are being asked to consider and vote upon an investment sub-advisory agreement among Brookfield Investment Management Inc., HTR and Schroder Investment Management North America Inc.

3.              Other Business. For each Target Fund, to transact such other business as may properly come before the Special Meeting.

Shareholders of record of each of BOI, HTR and HHY as of the close of business on May 18, 2016 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

Each Reorganization Agreement that Target Fund shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization.” RA, the Fund surviving the Reorganizations, is referred to herein as the “Combined Fund.”

In the Reorganizations, each Target Fund will transfer all of its assets to RA in exchange for shares of common stock of RA, $0.001 par value per share, and the assumption by RA Fund of all of the liabilities of that Target Fund.  Each Target Fund will then be liquidated, dissolved and terminated in accordance with its charter, bylaws, the 1940 Act and Maryland law.  In connection with the Reorganizations, the holders of outstanding shares of common stock of each Target Fund will receive newly issued shares of common stock of RA Fund, in a liquidating

ii

distribution.  The aggregate net asset value of RA shares of common stock received by the shareholders of each Target Fund in the Reorganizations will equal the aggregate net asset value of such Target Fund’s shares of common stock held by such shareholders immediately prior to the Reorganization (though shareholders will receive cash for their fractional shares).

Each Target Fund will terminate its registration under the 1940 Act in connection with the Reorganizations and will be liquidated and dissolved pursuant to Maryland law.  RA Fund will commence operations after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.  Because the closing of the Reorganizations is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve such Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. The Reorganizations are not contingent on whether the SP Investment Team Transaction (as defined herein) closes. If the SP Investment Team Transaction does not close, but the Reorganizations are approved, the Target Funds will be reorganized into RA and Brookfield will serve as the investment adviser of RA; however, SIMNA will not serve as sub-adviser of RA.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of shares of common stock of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

•                                          A Statement of Additional Information, dated [•], 2016, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”);

•                                          The audited financial statements and related independent registered public accounting firm’s report for BOI and the financial highlights for BOI contained in BOI’s Annual Report for the fiscal year ended June 30, 2015 and the unaudited financial statements for BOI contained in BOI’s Semi-Annual Report for the fiscal period ended December 31, 2015;

•                                          The audited financial statements and related independent registered public accounting firm’s report for HTR and the financial highlights for HTR contained in HTR’s Annual Report for the fiscal year ended September 30, 2015 and the unaudited financial statements for HTR contained in HTR’s Semi-Annual Report for the fiscal period ended March 31, 2016; and

•                                          The audited financial statements and related independent registered public accounting firm’s report for HHY and the financial highlights for HHY contained in HHY’s Annual Report for the fiscal year ended September 30, 2015 and the unaudited financial statements for HHY contained in HHY’s Semi-Annual Report for the fiscal period ended March 31, 2016.

Copies of the foregoing may be obtained without charge by calling (855) 777-8001, or writing to the Funds at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC.  Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, or downloaded from the SEC’s web site at www.sec.gov.

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Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Funds have received instructions to the contrary.  This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.  Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.  To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The shares of common stock of RA Fund are expected to be listed on the New York Stock Exchange (“NYSE”) upon the closing of the Reorganizations.  The shares of common stock of Brookfield Mortgage Opportunity Income Fund Inc. are listed on the NYSE under the ticker symbol “BOI” and will be delisted from the NYSE following the Reorganization. The shares of common stock of Brookfield Total Return Fund Inc. are listed on the NYSE under the ticker symbol “HTR” and will be delisted from the NYSE following the Reorganization. The shares of common stock of Brookfield High Income Fund Inc. are listed on the NYSE under the ticker symbol “HHY” and will be delisted from the NYSE following the Reorganization. Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of RA Fund in connection with the issuance of RA Fund shares of common stock in the Reorganizations.  This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Target Fund should know before voting on the proposals for their Target Fund.  Please read it carefully and retain it for future reference.  No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the Special Meeting.  For directions to the Special Meeting, please contact the Funds at (855) 777-8001 or at funds@brookfield.com.  If you are planning to attend the Special Meeting, please RSVP to funds@brookfield.com at least one day prior to the Special Meeting.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING.

This Joint Proxy Statement/Prospectus is available on the Internet at www.brookfieldim.com.  You may request a copy by mail (Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Total Return Fund Inc., Brookfield High Income Fund Inc.), Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, or by telephone at 1-855-777-8001.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is [•], 2016.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information.  Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS INTO RA

The Proposed Reorganizations

Brookfield Investment Management Inc. (“Brookfield”) recommended to the Boards of Directors of BOI, HTR and HHY that these Funds be reorganized into a new fund, Brookfield Real Assets Income Fund Inc. (“RA Fund”) The Boards reviewed and considered Brookfield’s proposal in detail and on May 12, 2016, approved the proposed reorganizations. The shareholders of each of BOI, HTR and HHY are being asked to approve agreements and plans of reorganization pursuant to which each Fund will be reorganized into RA Fund (each a “Reorganization” and collectively, the “Reorganizations”).

At a meeting held on May 12, 2016 (the “Meeting”), the Board of each Target Fund considered, authorized and approved its respective Reorganization, declared its respective Reorganization advisable and in the best interests of such Target Fund, and directed that its Reorganization be submitted to its shareholders for consideration at a joint special meeting of shareholders (the “Special Meeting”).  Brookfield provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. The Board of each Fund considered a number of factors, each presented at the Meeting, in reaching their determination, including, but not limited to, the factors discussed below.

Brookfield and the Boards of the Target Funds believe shareholders of BOI, HTR and HHY will benefit from a multi-asset, multi-portfolio manager investment strategy that will primarily invest in infrastructure, real estate and natural resources (“Real Assets”) fixed income securities and other debt instruments, including corporate credit securities (similar to HHY) and securitized mortgage backed securities (similar to BOI and HTR). The RA Fund will also invest to a lesser extent in Real Assets equity securities. Brookfield will allocate a portion of the RA Fund’s assets to (i) the Real Assets credit investment team, which is comprised of investment personnel that currently manage HHY, (ii) the securitized products investment team (the “SP Investment Team”), after the SP Investment Team, which is comprised of investment personnel that currently manage BOI and HTR (see further discussion below),  moves to Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”)(1), and (iii) other portfolio management teams within Brookfield.  Although Brookfield decided it no longer intends to have a stand-alone securitized products-only investment team, Brookfield believes that securitized products can still serve a role in a Real Assets investment strategy, particularly in a closed-end fund structure and will allocate a portion of RA’s assets to SIMNA to be invested in securitized products (the “Securitized Products Allocation”) and will continue to have oversight responsibilities over the Securitized Products Allocation managed by SIMNA.  Brookfield will also allocate a portion of RA’s assets to portfolio management teams within Brookfield, other than the Real Assets Credit Investment Team, in order to gain exposure to equity securities of Real Assets companies and issuers when it believes it will help RA Fund achieve its investment objective. Brookfield and the Boards of the Target Funds believe the multi-asset, multi-portfolio manager approach will benefit shareholders of the Target Funds because Brookfield will be able to allocate the Combined Fund’s investments across industries and sectors within Real Assets to better position the Combined Fund to achieve its investment objectives. Brookfield believes its focus on Real Assets and this asset allocation flexibility within Real Assets will have the potential to create greater income, income growth and greater capital appreciation for the Target Funds’ shareholders.  Brookfield and the Boards of the Target Funds reviewed Brookfield’s asset allocation process, information on the proposed repositioning of the Target Funds’ portfolios and historical performance information for a hypothetical blended portfolio consisting of Real Assets high yield corporate debt, mortgage backed securities and Real Assets equities.  The Boards of the Target Funds also considered that Brookfield is a wholly owned subsidiary of Brookfield Asset Management Inc. (“BAM”), which is a global alternative asset manager with over $225 billion in assets under management as of March 31, 2016.  The Boards of the Target Funds noted that BAM has over a 100 year history of owning and operating Real Assets, including property, infrastructure, renewable energy, timberland and agricultural lands, which will be beneficial to Brookfield in its management of a Real Assets closed-end fund.

Brookfield and the Boards of the Target Funds also reviewed each Target Fund’s investment guidelines, performance, use of leverage, trading history, distribution payments, capital loss carry forwards, tax consequences, and total annual fund operating expenses, as well as the investment guidelines, expected use of leverage, distribution potential and pro forma operating expenses with respect to the Combined Fund.  Additionally, Brookfield and the Boards of the Target Funds considered the potential costs of the Reorganizations to the Funds (e.g., legal, audit and regulatory costs associated with the Reorganizations, as well as potential portfolio repositioning costs), outstanding

(1) Brookfield recently agreed to sell the SP Investment Team to SIMNA (such acquisition, the “SP Investment Team Transaction”), which is expected to close in the second half of 2016. This is discussed further in Proposal 2.

legal proceedings involving HHY, and other alternatives to the Reorganizations.  Following review of all of these factors, the Boards of the Funds agreed with the recommendation of Brookfield that the Reorganizations should benefit shareholders of the Target Funds by providing investment strategy flexibility, potential for enhanced income, income growth and capital appreciation, improved secondary market trading, and potential for operational cost savings.  The Boards considered that certain of the investment personnel involved in managing the Combined Fund would be the same investment personnel as have been managing the Target Funds and that certain other investment personnel involved in managing the Combined Fund are involved in managing other registered investment companies that the Boards oversee.

•                  Investment Guidelines and Performance: As discussed above, Brookfield and the Boards of the Target Funds believe the multi-asset, multi-portfolio manager approach will benefit shareholders of the Target Funds because Brookfield will be able to allocate the Combined Fund’s investments across industries and sectors within Real Assets to better achieve its objectives.  Currently, the investment guidelines and focus of each of the Target Funds is narrower than what will be allowed in the Combined Fund.

•                  HTR currently requires that 40% of HTR’s total assets must be invested in (i) securities issued and/or guaranteed by the US Government or one of its agencies or instrumentalities; (ii) RMBS and CMBS rated BBB- and above; (iii) up to 25% of the Fund’s total assets may be invested in real estate related ABS rated BBB- and above; and (iv) cash.  The Combined Fund will not have this 40% investment restriction, which will provide Brookfield with greater flexibility in managing the portfolio to achieve the Combined Fund’s investment objectives across various market environments.  Brookfield represented to the Board of HTR that if HTR is reorganized into RA, Brookfield believes that HTR shareholders will benefit from a substantial repositioning of HTR’s portfolio holdings into higher yielding investments.

•                  Brookfield represented to the Board of BOI that Brookfield believes BOI investors will benefit from a repositioning of BOI’s portfolio holdings into higher yielding investments as a result of the proposed Reorganization.  Brookfield also noted that it is projecting that shareholders of BOI will pay a lower total expense ratio as shareholders of the Combined Fund than they pay as shareholders of BOI.  Brookfield and the Board of BOI noted that in March 2013, when BOI was initially launched, Brookfield’s view on interest rates was different than its view on interest rates today.  In 2013, Brookfield believed that interest rates were likely to be increased in the near term and would continue to move higher.  Today, Brookfield believes interest rates will go up modestly in the near term, but that interest rates are likely to stay lower for longer.  Brookfield represented that macroeconomic issues impacting the global economy have caused it to re-evaluate its view on interest rates since 2013.

•                  For HHY investors, although Brookfield is not anticipating a significant amount of portfolio repositioning, Brookfield believes HHY investors will benefit from being invested in a larger fund with a more diversified investment universe, which will include securitized products and Real Asset equities.

•                  Brookfield stated to the Boards of each Target Fund that reorganizing the Target Funds into RA will provide Brookfield with the flexibility to shift allocations within Real Assets as Brookfield’s outlook on macroeconomic issues and other factors impacting a sector or industry within Real Assets changes.  Brookfield and the Boards of the Target Funds considered that RA Fund will not commence operations until the Reorganizations are consummated and reviewed and discussed the ratings and sector breakdown of its proposed model portfolio.

•                  Use of Leverage:  BOI and HTR currently use reverse repurchase agreements to achieve leverage while HHY has a committed margin loan arrangement in place with BNP Paribas. Brookfield represented to the Boards of the Target Funds that it expects RA Fund will utilize both a committed margin loan arrangement with BNP Paribas and reverse repurchase agreements.  Brookfield believes it can leverage off the documentation and relationships currently in place for the Target Funds in setting up the leverage facilities for RA Fund.  The Target Funds are currently similarly levered and Brookfield expects RA Fund to be managed at a similar leverage percentage (i.e., 25-30% of total assets).  Following the Reorganizations, Brookfield expects that RA Fund will be in a better position to negotiate leverage terms or consider other leverage options because of its increased size.

•                  Trading History:  Brookfield and the Boards of the Target Funds considered recent and historical trading history.  As of May 3, 2016 (except HTR’s NAV, which is as of April 29th), the Target Funds were trading at the following discounts relative to their respective NAVs:

		(Premium/Discount)

HHY:	$7.91 NAV v. $7.24 Market Price	-8.47%
BOI:	$16.36 NAV v. $14.80 Market Price	-9.54%
HTR:	$24.16 NAV v. $24.09 Market Price	-0.29%

Brookfield and the Boards of the Target Funds noted the difficulty in predicting the impact that the proposed Reorganizations will have on each Target Fund’s share price after announcement of the proposed Reorganizations.  Brookfield and the Boards of the Target Funds acknowledged that it is possible that the Target Funds’ discounts may widen or narrow following announcement of the Boards’ approval of the proposed Reorganizations.  Notwithstanding the possibility that the Target Funds’ discounts may widen, Brookfield and the Boards of the Target Funds believe the Reorganizations are in each Fund’s and their shareholders’ best interests over the long term.  Brookfield and the Boards of the Target Funds reviewed case studies for similar mergers of closed-end funds and the impact that such mergers had on the trading liquidity following the mergers.  Brookfield and the Boards of the Target Funds also noted the importance of closed-end fund analyst coverage.  Brookfield and the Boards of the Target Funds considered that funds that do not have a certain level of trading liquidity and are not of a certain size are unlikely to receive closed-end fund analyst coverage.  In addition, Brookfield and the Boards of the Target Funds considered that funds that have a narrower investment focus are unlikely to gain broad market attention and that the broader investment focus of RA may assist in gaining the attention of more investors.  Brookfield and the Boards of the Target Funds also believe that the larger asset size, expected greater common share trading volume and focus on Real Assets investments of the Combined Fund following the Reorganizations will enable the Combined Fund to attract more consistent secondary market demand over time and, together with enhanced performance potential, enable the Combined Fund’s shares of common stock to potentially trade at a narrower discount to net asset value.

•                  Distribution Payments:

Brookfield and the Boards of the Target Funds considered that last year, each of BOI, HTR and HHY were over distributed.  Brookfield represented to the Boards of the Target Funds that Brookfield believes that the Reorganizations should result in the same or slightly higher distribution rates based on net asset value for shareholders of each Target Fund (as shareholders of the Combined Fund following the Reorganizations).  The potential for higher distribution rates is due to Brookfield’s expectation that RA Fund should be able to reallocate investments into higher yielding securities and Brookfield plans to allocate a portion of RA’s assets into equity securities that Brookfield believes have income growth potential and potential for capital appreciation.  Furthermore, Brookfield and the Board of HHY considered and determined that a reduction in HHY’s distribution rate was necessary whether or not HHY was reorganized into RA Fund because as, under current market conditions, HHY was not producing enough net income to continue meeting the current distribution rate.  Following the reduction to HHY’s distribution rate Brookfield represented to the Boards of the Target Funds that Brookfield believes that, based on current market conditions, investors in BOI, HTR and HHY should be able to receive a higher distribution rate from RA Fund than they are currently receiving as investors in the Target Funds, based on current net asset values of the Target Funds.

Brookfield and the Boards of the Target Funds also discussed that on September 30, 2015, the SEC granted Brookfield, on behalf of itself and certain closed-end funds that it currently manages, including the Target Funds, and funds it advises in the future, which includes RA, an order granting an exemption from Section 19(b) of and Rule 19b-1 under the 1940 Act to conditionally permit a Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common stock as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its shares of common stock calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the fund’s net asset value per share (a “Managed Dividend Policy”). Although Brookfield and the Board of RA agreed that they do not intend to cause RA to utilize the Managed Dividend Policy immediately, Brookfield and the Board of RA believes it is beneficial to have this exemptive relief and may determine to implement the Managed Dividend Policy in the future, particularly given RA’s intended allocation to equity securities.

•                  Tax Consequences:  Brookfield and the Boards of the Target Funds considered that the Reorganizations are intended to be tax-free transactions, in which shareholders will recognize no gain or loss for U.S. federal income tax purposes.  After the Reorganizations, each Fund’s ability to use pre-Reorganization capital losses will be limited under certain federal income tax rules applicable to reorganizations of this type.

Although the Target Funds will be losing the ability to take advantage of approximately $77 million in capital loss carryforwards going forward, Brookfield believes that the Reorganizations are still in the best interests of the Target Funds and their shareholders.  Brookfield represented to the Boards of the Target Funds that Brookfield believes the loss of the capital loss carryforwards as a result of the Reorganizations should not be a material factor in evaluating the Reorganizations in light of the following (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Target Funds’ current investment policy of investing primarily in debt securities and other fixed income instruments.

•                  Total Annual Fund Operating Expenses:  Brookfield believes the combination of the Target Funds into the Acquiring Fund may potentially result in operational cost savings over time as a result of the larger size of the Combined Fund. Additionally, the Boards of the Target Funds considered the following:

•                  the expense ratios of the Funds, including the potential for improved economies of scale and a lower total expense ratio with respect to BOI:

•                  The Target Funds estimate that the completion of all of the Reorganizations would result in a total expense ratio for the Combined Fund of 2.23% on a pro forma basis for the twelve-month period ended March 31, 2016, representing an increase in the total expense ratio for the shareholders of HTR and HHY of 0.65% and 0.13%, respectively, and a decrease in the total expense ratio for the shareholders of BOI of 0.10%;

•                  There can be no assurance that future expenses will not increase or that any expense savings will be realized;

•                  Brookfield’s agreement to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business);

•                  the expense ratios after giving effect to the fee waivers and/or expense reimbursements:

•                  The Target Funds estimate that the completion of all of the Reorganizations would result in a total expense ratio, after fee waivers and/or expense reimbursements, for the Combined Fund of 1.58% on a pro forma basis for the twelve-month period ended March 31, 2016, in Years 1 and 2, representing a reduction in the total expense ratio for the shareholders of BOI and HHY of 0.76% and 0.52%, respectively, and no change for the shareholders of HTR.

•                  There can be no assurance that future expenses will not increase or that any expense savings will be realized;

•                  This agreement is not expected to be continued after the expiration of the two-year period;

•                  Management Fee for RA Fund:  Brookfield and the Boards of the Target Funds discussed the proposed management fee for RA.  The Boards of the Target Funds considered that the contractual advisory fee of RA, is higher than the current contractual advisory fees of both HTR (which is paid on net assets only and excludes financial leverage) and HHY and is the same as the current contractual advisory fee of BOI.  The Board concluded that the contractual advisory fee of RA was appropriate given the multi-asset, multi-portfolio manager investment strategy of RA and was in-line with the advisory fees for comparable funds.  The Board also considered Brookfield’s representation that RA has the potential for income growth and capital appreciation as a result of enhanced investment flexibility and Brookfield’s asset allocation process and risk management process.

•                  Potential Costs of the Reorganization:  RA has a broad and flexible mandate that permits investments in many types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, Brookfield represented to the Boards of the Funds that Brookfield expects that up to approximately 40% of the securities held by BOI, up to approximately 50% of the securities held by HTR, and up to approximately 5% of the securities held by HHY, respectively, may be sold in connection with the Reorganizations as RA’s portfolio managers seek to fully align or reposition the portfolio with RA’s broader investment guidelines. Brookfield expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund.  RA’s portfolio managers expect that the majority (i.e., more than fifty percent (50%)) of the repositioning of each Target Fund will occur in the first six months following the Reorganizations. A portion of the repositioning, however, may take place before the closing of the Reorganizations while certain repositioning may take as long as two years following the Reorganizations, depending upon market conditions and the liquidity of certain securities. RA’s portfolio managers do not expect the repositioning to result in significant transaction costs because most of the repositioning will involve the sale of fixed income securities where the transaction costs are built into the price of such securities. To the extent there are transaction costs associated with portfolio repositioning prior to the Reorganizations, such costs will be borne by the respective Target Funds. To the extent there are transaction costs associated with portfolio repositioning after the Reorganizations, such costs will be borne by RA.

Brookfield represented to the Boards of the Target Funds that other expenses incurred in the proposed Reorganizations will be paid by Brookfield.  Brookfield estimates that the costs of proxy solicitation and other service providers will be approximately $700,000.

•                  Legal Proceedings: Brookfield and the Boards of the Funds considered the current status of HHY’s legal proceedings (i.e., the legacy legal proceedings from the Helios Funds and their former investment manager, assumed by HHY after the reorganizations of the four Helios Funds into HHY) with outside counsel.  The Boards considered that the main legal proceedings had been settled and the only remaining cases were opt out cases.  The Boards of the Funds considered the expected ongoing costs of such legal proceedings, but determined that the overall benefits of the proposed Reorganizations outweighed these expected ongoing costs.

•                  Exchange Ratio:  The aggregate net asset value (not the market value) of RA Fund shares of common stock received by each Target Fund’s shareholders in the Reorganizations will equal the aggregate net asset value (not the market value) of the Target Fund’s shares of common stock held immediately prior to that Reorganization.  The market value of the shares of common stock of the Combined Fund may be more or less than the market value of the shares of common stock of BOI, HTR or HHY prior to the Reorganizations.

•                 Other Factors:  The Boards of the Funds also considered potential benefits of the Reorganizations to Brookfield and its affiliates, the effect of the Reorganizations on shareholder rights, the potential for operating and administrative efficiencies and the effects on each Target Fund’s undistributed net investment income, if any. The Boards of the Target Funds also considered alternatives to the Reorganizations for each Target Fund.

The Board of each Target Fund, including all of the Independent Directors, approved its respective Reorganization, concluding that such Reorganization is in the best interests of each Fund, respectively, and that the interests of existing shareholders of each Fund will not be diluted as a result of its respective Reorganization.  This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to its Target Fund and shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the shareholders of each Target Fund approve its Reorganization, each Target Fund will transfer all of its assets to RA in exchange for shares of common stock of RA, and the assumption by RA Fund of all the liabilities of that Target Fund.  Thereafter, the holders of that Target Fund’s common stock will receive shares of common stock of RA Fund in a liquidating distribution and each Target Fund will be dissolved and terminated in accordance with its charter, bylaws, the 1940 Act and Maryland law.  The Board of each Target Fund, including all of the Independent Directors, has unanimously approved its Reorganization, declared its Reorganization advisable and in the best interests of such Target Fund, and directed that its Reorganization be submitted to its shareholders for consideration at the Special Meeting.  The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.  The Reorganizations, however, are not contingent on whether the SP Investment Team Transaction closes. If the SP Investment Team Transaction does not close, but the Reorganizations are approved, the Target Funds will be reorganized into RA Fund and Brookfield will serve as the investment adviser of RA; however, SIMNA will not serve as sub-adviser to the RA Fund.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.  Because the closing of the Reorganizations is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.  If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. The Reorganizations are not contingent on whether the SP Investment Team Transaction closes. However, if the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser of the Combined Fund.

Expenses

For the fiscal year ended June 30, 2015, BOI’s total expense ratio was 2.32% based on BOI’s net assets. For the fiscal year ended September 30, 2015, HTR’s and HHY’s total expense ratios were 1.55% and 1.92%, based on HTR’s and HHY’s net assets respectively. For the twelve-month period ended March 31, 2016, BOI’s, HHY’s and HTR’s total expense ratios were 2.33%, 2.10% and 1.58% based on BOI’s, HHY’s and HTR’s net assets respectively. The Target Funds estimate that the completion of the Reorganizations would result in a total expense ratio for the Combined Fund of 2.23% based on net assets on a pro forma basis for the 12-month period ended March 31, 2016, representing an increase in the total expense ratio (based on net assets) for the shareholders of HTR and HHY of 0.65% and 0.13%, respectively, and a decrease in the total expense ratio (based on net assets) for the shareholders of BOI of 0.10%. The Target Funds estimate that the completion of the Reorganizations would result in a total expense ratio, after waivers and/or expense reimbursements (see below), for the Combined Fund of 1.58% based on net assets on a pro forma basis for the 12-month period ended March 31, 2016, in Years 1 and 2, representing a decrease in the total expense ratio (based on net assets) for the shareholders of BOI and HHY of 0.76% and 0.52%, respectively, and no change in the total expense ratio (based on net assets) for the shareholders of HTR. There can be no assurance that future expenses will not increase or that any expense savings for the Combined Fund will be realized.

The contractual advisory fee of the Combined Fund and BOI is 1.00% of each Fund’s average daily Managed Assets (defined below). The Combined Fund’s contractual advisory fee is higher than the contractual advisory fee of HTR, which is 0.65% of HTR’s average weekly net assets (excluding financial leverage), and HHY, which is 0.65% of HHY’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Brookfield believes that the advisory fee of the Combined Fund is appropriate given the multi-asset, multi-portfolio manager model of the Combined Fund. The Combined Fund and BOI also pay to the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of each Fund’s average daily Managed Assets. HTR pays the Adviser an administration fee, payable monthly, at an annual rate of 0.20% of HTR’s average weekly net assets (excluding financial leverage).  HHY pays the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of HHY’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Brookfield has agreed to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business) in Years 1 and 2. This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Combined Fund or the Combined Fund’s investment advisory agreement terminates. This agreement is not expected to be continued after the expiration of the two-year period.

Under the Sub-Advisory Agreement, SIMNA is entitled to fees at an annual rate of 0.32% of the Securitized Products Allocation of the Combined Fund’s average daily Managed Assets; however, such fees will be paid by Brookfield and not the Combined Fund. Because Brookfield pays SIMNA out of its own fees received from the Combined Fund, there is no “duplication” of advisory fees paid. Pursuant to the terms of the SP Investment Team Transaction, Brookfield may receive compensation from SIMNA for a three year period following the closing of the Transaction, based upon the revenues received by SIMNA with respect to assets it manages under the Sub-Advisory Agreements with BOI, HTR and the Combined Fund, if certain conditions are satisfied.

Appraisal Rights

Shareholders of HHY, HTR and BOI do not have appraisal rights for their shares of common stock. Shareholders of RA will also not have appraisal rights for their shares of common stock.

Comparison of the Funds

RA’s and BOI’s investment objectives are not fundamental and may be changed by each Fund’s Board without shareholder approval. HHY’s and HTR’s investment objectives are fundamental and may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of each Fund’s outstanding voting securities.  RA’s investment objective is to seek high total return through high current income and growth of capital. HHY’s primary investment objective is to seek high current income.  HHY also seeks capital growth as a secondary objective to the extent consistent with its objective of seeking high current income. HTR’s primary investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities.  BOI’s investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation.

The Acquiring Fund may invest in all of the types of securities currently held by the Target Funds, but will also have a broader investment mandate. The investment strategies and significant operating policies of the Combined Fund will be those of the Acquiring Fund.  Below is a summary of significant differences in the Acquiring Fund’s and Target Funds’ investment policies and strategies.  Please see the table beginning on page 14 for more detail.

Principal Investment Strategies.  RA Fund seeks to achieve its investment objective by investing primarily in the securities and other instruments of Real Asset companies and issuers, which includes the following categories:

•                  Real Estate;

•                  Infrastructure; and

•                  Natural Resources (collectively, “Real Asset Companies and Issuers”).

Under normal market conditions, RA Fund will invest at least 80% of its Managed Assets in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). RA Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. RA normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. RA actively trades portfolio securities. RA may invest in securities of companies or issuers of any size market capitalization.  RA will invest in companies or issuers located throughout the world and there is no limitation on RA’s investments in foreign securities or instruments or in emerging markets.  RA has flexibility in the relative weightings given to each of the Real Asset categories. In addition, RA may, in the future, invest in additional Real Asset investment categories other than those listed herein, to the extent consistent with its name. RA may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”). RA may also invest in restricted (“144A”) or private securities, asset-backed securities (“ABS”), including mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. RA considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities (“MBS”) of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. RA’s investments in MBS may include Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). RA may invest in fixed income securities of any maturity. The securities RA may invest in may have fixed, floating or variable rates.

RA may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, subject to any applicable regulatory limits, including exchange-traded funds. RA may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked fixed income securities.

The Adviser will determine RA’s strategic allocation with respect to its equity and fixed income investments as well as its strategic allocation with respect to its investment sub-portfolios.

RA defines a Real Estate Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in Real Estate Securities, RA defines the real estate sector broadly.  It includes, but is not limited to, the following:

•                  real estate investment trusts (“REITs”);

•                  real estate operating companies (“REOCs)”;

•                  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and

•                  debt securities, including securitized obligations, which are predominantly supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.  A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

RA defines an Infrastructure Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in Infrastructure Securities, RA defines the infrastructure sector broadly.  It includes, but is not limited to, the physical structures, networks and systems of:

•                  transportation;

•                  energy;

•                  water and sewage; and

•                  communication.

Infrastructure Securities also includes master limited partnerships (“MLPs”).

RA defines a Natural Resources Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

•                  Timber and Agriculture assets and securities;

•                  Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

•                  Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products;

or (ii) provides supporting services to such natural resources companies.

Each Fund is authorized by its investment policies to use certain types of leverage. The Acquiring Fund currently anticipates obtaining leverage to seek to enhance the yield and net asset value of its common stock, through reverse repurchase agreements, borrowings from banks and/or other financial institutions, and the issuance of debt securities or shares of preferred stock. Although the Acquiring Fund may issue preferred shares or debt securities, it has no current intention to do so during its first year of operations. Each of BOI and HTR may utilize leverage to seek to enhance the yield and net asset value of its common stock, through reverse repurchase agreements, borrowings from banks and/or other financial institutions, and the issuance of debt securities or shares of preferred stock. HHY may utilize financial leverage through borrowings, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. Each of BOI and HTR currently employ leverage through the use of reverse repurchase agreements while HHY currently employs leverage through the use of bank borrowings.

BOI seeks to achieve its investment objective by investing primarily in Mortgage-Related Investments. Under normal market conditions, as a principal strategy, at least 80% of the Fund’s Managed Assets will be invested in Mortgage-Related Investments. The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments.

HTR invests at least 40% of its total assets in the following:

•                  Securities issued and/or guaranteed by the U.S. government or one of its agencies or instrumentalities;

•                  RMBS and CMBS rated BBB-and above;

•                  Up to 25% of the Fund’s total asset may be invested in real estate related asset-backed securities rated BBB-and above; and

•                  Cash.

HTR may invest the remaining 60% of its assets in the following:

•                  High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above;

•                  Up to 25% of the Fund’s total assets may be invested in subprime RMBS. The Fund’s limitation on investment in subprime RMBS applies regardless of credit rating;

•                  Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B;

•                  Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans;

•                  Investment grade corporate securities, including debt securities, convertible securities and preferred stock;

•                  Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;

•                  Shares of closed-end funds whose principal investments are debt securities;

•                  Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (“IO”) and principal-only (“PO”) stripped mortgage-backed securities, inverse floaters (“INV FLTs”) and inverse interest-only (“IIO”) stripped mortgage-backed securities;

•                  Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit;

•                  Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit; and

•                  Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

HTR will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

HHY, under normal market conditions, will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another rating agency), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”).  Lower grade income securities are commonly known as “junk bonds.” Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

Investment Grade Securities.  RA, HHY and HTR may each invest in investment grade securities to the extent it does not violate their primary investment strategies.  In addition, with respect to HHY, in certain market conditions, the Adviser may determine that securities rated investment grade offer significant opportunities for high income and capital growth and in such conditions, HHY may invest less than 65% of its total assets in High Yield Obligations.  BOI has no stated policy with respect to such investments.

Distressed Securities.  RA and HHY may each invest up to 10% of their total assets in distressed securities of corporate issuers which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. HTR and BOI have no stated policy with respect to such investments.

Non-U.S. Securities.  RA may invest without limitation in foreign securities. HHY may invest up to 30% of its total assets in the securities of issuers that are denominated in foreign currencies or multinational currency units, including in emerging markets.  HTR has no stated policy with respect to such investments. BOI may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”), except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories

Equity Securities.  RA may invest up to 35% of its Managed Assets in equity securities. HHY may invest up to 35% of its total assets in equity securities, including common and preferred stocks, securities convertible into equity securities, and rights and warrants to purchase any of the foregoing.  HTR and BOI have no stated policy with respect to such investments.

Average Effective Portfolio Maturity.  None of the Funds have restrictions with respect to average effective portfolio maturity.

Leverage.  RA and BOI may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of each Fund’s Managed Assets. In addition, RA and BOI may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by RA and BOI may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for such Fund’s leverage limits. RA’s and BOI’s total leverage, either through traditional leverage or effective leverage, will not exceed 38% of such Fund’s Managed Assets.  HHY may utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage).  HTR may, subject to applicable law and the maintenance limitations for preferred shares, obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing.

Each of BOI and HTR currently employ leverage through the use of reverse repurchase agreements while HHY currently employs leverage through the use of bank borrowings.

Derivatives.  RA, HHY and BOI do not have any stated limitation with respect to derivatives.  With respect to HTR, up to 15% of the Fund’s total assets may be invested in Derivative RMBS. Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include IO and PO stripped mortgage-backed securities, INV FLTs and IIO stripped mortgage-backed securities.  Up to 20% of HTR’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.  HTR also may invest in futures contracts and related options and Eurodollar futures contracts and options on futures contracts.

Short - Selling.  Except for short sales against the box, RA and BOI will not sell short more than 10% of their Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, RA and BOI may not make short sales or maintain a short position if it would cause more than 25% of such Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. Except with respect to short sales against the box, HHY will not sell short if after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of its net assets, and will not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.  All of the Funds may make short sales against the box without respect to such limitations.  HTR may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

A more detailed description of the Funds’ investment objectives and comparison of significant investment policies, other investment strategies and investment approaches is set forth in the tables below.

Investment Objectives:

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives

RA’s investment objective is to seek high total return, through high current income and growth of capital.	BOI’s investment objective is to provide high total investment return by providing a high level of current income and the potential for capital appreciation.

HTR’s primary investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities.

HHY’s primary investment objective is to seek high current income. The Fund also seeks capital growth as a secondary objective to the extent consistent with its objective of seeking high current income

The Acquiring Fund, HTR and BOI each seek total return through current income, with the Acquiring Fund and BOI also seeking growth of capital. HHY seeks high current income as a primary objective and seeks growth of capital as a secondary objective.

Investment Policies:

RA
(Acquiring Fund)	BOI	HTR	HHY	Differences

Primary Investment	Primary Investment	Primary Investment	Primary Investment	Primary Investment
Strategies	Strategies	Strategies	Strategies	Strategies

The Fund seeks to achieve its investment objective by investing primarily in the securities and other instruments of Real Asset Companies and Issuers, which includes the following categories:

•      Real Estate;

The Fund seeks to achieve its investment objective by investing primarily Mortgage-Related Investments. Under normal market conditions, as a principal strategy, at least 80% of the Fund’s Managed Assets will be invested in Mortgage-Related

The Fund will invest at least 40% of its total assets in the following: •   Securities issued and/or guaranteed by the U.S. government or one of its agencies or instrumentalities;

•   RMBS and CMBS rated BBB-and above;

•   Up to 25% of the

Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody’s or

The primary investment strategy of the Acquiring Fund differs from those of the Target Funds. The Acquiring Fund seeks to achieve its investment objective by investing primarily in the “real assets” asset class and will invest to a significant degree in the fixed

RA
(Acquiring Fund)	BOI	HTR	HHY	Differences

•   Infrastructure; and

•   Natural Resources (collectively, “Real Asset Companies and Issuers”).

Under normal market conditions, RA will invest at least 80% of its Managed Assets in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). RA may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. RA normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. RA actively trades portfolio securities. RA may invest in securities of companies or issuers of any size market capitalization. RA will invest in companies or issuers located throughout the world and there is no limitation on RA’s investments in foreign securities or instruments or in emerging markets. RA has flexibility in the relative weightings given to each of the Real Asset categories. In addition, RA may, in the future, invest in additional Real Asset investment categories other than those listed herein, to the extent consistent with its name. RA may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”).

RA may also invest in restricted (“144A”) or private securities, ABS,

Investments (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Fund normally expects to invest at least 50% of its Managed Assets in Mortgage-Related Investments tied to residential mortgages. Exposure to Mortgage-Related Investments through derivatives may be considered investments in Mortgage-Related Investments for purposes of these policies. The Fund may invest in securities of any credit quality, including securities that are unrated with respect to Mortgage-Related Investments.

Fund’s total asset may be invested in real estate related asset-backed securities rated BBB-and above; and

•   Cash.

The Fund may invest the remaining 60% of its assets in the following:

•   High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above;

•   Up to 25% of the Fund’s total assets may be invested in subprime RMBS. The Fund’s limitation on investment in subprime RMBS applies regardless of credit rating;

•   Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B;

•   Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans;

•   Investment grade corporate securities, including debt securities, convertible securities and preferred stock;

•   Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock;

•   Shares of closed-end funds whose principal investments are debt securities;

•   Up to 15% of the Fund’s total assets may

lower than BBB by S&P, or comparably rated by another rating agency), or unrated but determined by the Adviser to be of comparable quality (collectively, “High Yield Obligations”). Lower grade income securities are commonly known as “junk bonds.” Except with respect to 10% of its total assets, the debt securities purchased by the Fund will be rated, at the time of investment, above CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality.

income securities of companies in the real estate, infrastructure, and natural resources sectors, and in derivatives and other instruments that have economic characteristics similar to such securities. Under this strategy, the Acquiring Fund may hold a broader range of securities than the Target Funds. BOI seeks to achieve its investment objective by investing primarily in mortgage-related debt securities and other mortgage-related investments. HTR seeks to achieve its investment objective by investing primarily in mortgage-backed and asset-backed securities and high-yield corporate securities. While BOI and HTR each invest to a large degree in securities in the real estate sector, HHY invests predominantly in high yield corporate securities without regard to any specific sector. Specifically, HHY seeks to achieve its investment objective by investing at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade (lower than Baa by Moody’s or lower than BBB by S&P, or comparably rated by another Rating Agency, or unrated but determined by the Adviser to be of comparable quality (also known as “junk bonds”). Except with respect to up to 10% of its total assets, the debt securities purchased by HHY will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one Rating Agency or, if unrated, determined by the Adviser to be of comparable quality. HHY may invest up to 30% of its total assets in the securities, including high

RA
(Acquiring Fund)	BOI	HTR	HHY	Differences

including Mortgage-Related Investments, collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. RA considers Mortgage-Related Investments to consist of, but not be limited to, MBS of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. RA’s investments in MBS may include RMBS or CMBS.

RA may invest in fixed income securities of any maturity. The securities RA may invest in may have fixed, floating or variable rates.

RA may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds.

RA may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.

The Adviser will determine RA’s strategic allocation with respect to its equity and fixed income investments as well as its strategic be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities;

•   Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit;

• Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit; and

•   Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

yield obligations, of issuers domiciled outside of the United States. HHY may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

allocation with respect to its investment sub-portfolios.

Concentration	Concentration	Concentration	Concentration	Concentration

The Fund will invest more than 25% of its net assets (plus the amount of any borrowings for investment purposes) in investments offering exposure to Real Assets, which includes Real Estate Securities, Infrastructure Securities, and Natural Resources Securities, as defined in this Joint Proxy Statement/Prospectus.

	The Fund will invest more than 25% of its net assets (plus the amount of any borrowings for investment purposes) in privately issued mortgage backed securities.	The Fund will normally invest at least 25% of its total assets in privately issued mortgage backed securities.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

RA has a policy to concentrate in investments offering exposure to real assets. BOI and HTR have a policy to concentrate in privately issued MBS. HHY has a policy not to concentrate.

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

The Fund may invest in investment grade corporate securities, including debt securities, convertible securities and preferred stock, as well as investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

No policy stated.

The Fund may invest in investment grade corporate securities, including debt securities, convertible securities and preferred stock, as well as investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

In certain market conditions, the Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another rating agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in High Yield Obligations.

The Acquiring Fund and HTR have substantially similar policies. HHY may invest in investment grade securities to a lesser extent. BOI has no stated policy.

Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities

The Fund may invest up to 10% of its total assets in securities of corporate issuers that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (collectively, “Distressed Securities”).

	No policy stated.	No policy stated.

The Fund may invest up to 10% of its total assets in securities of corporate issuers that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (collectively, “Distressed Securities”).

The Acquiring Fund and HHY have substantially similar policies. HTR and BOI have no stated policy.

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

The Fund may invest, without limitation, in foreign securities or in emerging markets.

The Fund may invest up to 10% of its Managed Assets in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”), except that the Fund may invest without limitation in securities or instruments of foreign issuers of MBS if the underlying mortgages are located in the United States or its territories.

No policy stated.

The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers that are denominated in foreign currencies or multinational currency units, including in emerging markets.

The Acquiring Fund may invest in non-U.S. securities without limitation. BOI and HTR may invest in non-U.S. securities subject to limitations. HTR has no stated policy.

Equity Securities	Equity Securities	Equity Securities	Equity Securities	Equity Securities

The Fund may invest up to 35% of its Managed Assets in equity securities.	No policy stated.	No policy stated.

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing. If the Fund holds such investments as a result of purchase of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities, the Fund will treat such investments, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations.

The Acquiring Fund and HHY have substantially similar policies. HTR and BOI have no stated policy.

Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments	Defensive and Temporary Investments

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When

Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in securities of Mortgage-Related Investments, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and

No policy stated.

The Fund may implement various temporary “defensive” strategies at times when the Adviser determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Fund’s assets in higher-quality debt securities. During all

The Acquiring Fund, BOI and HHY have substantially similar policies. HTR has no stated policy.

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

following a defensive strategy, the Fund will be less likely to achieve its investment objective.

repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.

periods when less than 65% of the Fund’s total assets are invested in High Yield Obligations, the Fund’s yield may be expected to be lower than if at least 65% of the Fund’s total assets were invested in High Yield Obligations.

Diversification	Diversification	Diversification	Diversification	Diversification

The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Fund is “diversified” under the 1940 Act.	The Acquiring Fund and the Target Funds have identical policies.

Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity	Average Effective Portfolio Maturity

No restrictions.	No restrictions.	No restrictions.	No restrictions.	The Acquiring Fund and the Target Funds have identical policies.

Leverage	Leverage	Leverage	Leverage	Leverage

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. The Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Total Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. The Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Total Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as

The Fund intends, subject to applicable law and the maintenance limitations for preferred shares, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing.

The Fund may, but does not currently intend, to offer preferred shares under a separate prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage.

The Fund expects to utilize financial leverage through borrowings, including a credit facility, the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund currently intends to continue to utilize financial leverage in an amount equal to approximately 30% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund, with the approval of its Board of Directors,

The Acquiring Fund and BOI have identical policies. The Acquiring Fund and HTR and HHY each have substantially similar policies.

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

“effective leverage”).

Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund’s Managed Assets. The use of leverage is subject to numerous risks.

RA, with the approval of its Board, including its Independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows RA to borrow up to 33 1/3 of its total assets. If the Reorganizations had taken place as of March 31, 2016, RA would have had borrowings under the BNP Agreement representing approximately 6.35% of its Total Assets. Borrowings under the BNP Agreement are secured by assets of RA that are held with RA’s custodian in a separate account and reverse repurchase agreements. Interest is charged in the amount of .80% plus 3 month LIBOR (London Inter-bank Offered Rate), i.e., .80% on the amount borrowed and .80% on the unused amount.

“effective leverage”).

Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund’s Managed Assets. The use of leverage is subject to numerous risks.

including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to 33 1/3% of its total assets. As of March 31, 2016, the Fund had borrowings under the BNP Agreement representing approximately 27.94% of the Fund’s total assets. Borrowings under the BNP Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus up to .80% on the amount borrowed and up to .80% on the unused amount.

Zero Coupon, Pay- in- Kind and Deferred Payment Securities	Zero Coupon, Pay- in- Kind and Deferred Payment Securities	Zero Coupon, Pay- in- Kind and Deferred Payment Securities	Zero Coupon, Pay- in- Kind and Deferred Payment Securities	Zero Coupon, Pay- in- Kind and Deferred Payment Securities

The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in —kind.	The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in —kind.	No stated policy.	The Fund may invest in zero coupon, pay-in-kind and deferred payment securities, including those that are lower grade securities.	The Acquiring Fund, BOI and HHY have substantially similar policies, with the exception that HHY may invest in lower grade

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

securities. HTR has no stated policy.

Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans	Corporate Loans

The Fund may invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions.

	No stated policy.	No stated policy.

The Fund may invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions.

The Acquiring Fund and HHY have substantially similar policies. HTR and BOI have no stated policy.

Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds	Corporate Bonds

[The Fund may invest in corporate bonds.]	The Fund may invest in corporate bonds.	The Fund may invest in corporate bonds.	No stated policy.	The Acquiring Fund, HTR and BOI have substantially similar policies. HHY has no stated policy.

Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities	Mortgage-Related Securities

The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Fund may invest in mortgage-related securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities	Asset-Backed Securities

The Fund may invest in asset- backed securities.	The Fund may invest in asset- backed securities.	The Fund may invest in asset- backed securities.	The Fund may invest in asset- backed securities.	BOI and HTR focus on mortgage-related securities. RA and HHY may invest in mortgage-related securities.

Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock

The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Fund may invest in preferred stock.	The Acquiring Fund and the Target Funds have substantially similar policies.

Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities

The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Fund may invest in convertible securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities	U.S. Government Securities

The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Fund may invest in U.S. Government securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations	Municipal Obligations

The Fund may invest in municipal obligations.	The Fund may invest in municipal obligations.	No stated policy.	The Fund may invest in municipal obligations.	RA, HHY and BOI may invest in municipal obligations. HTR have no

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

stated policy.

Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities	Illiquid and Restricted Securities

The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.	The Fund may invest in illiquid and restricted securities.

The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund’s policy of not investing in excess of 30% of the Fund’s assets in foreign securities or in excess of 10% of its assets in Distressed Securities.

The Acquiring Fund and the Target Funds have substantially similar policies.

Derivatives	Derivatives	Derivatives	Derivatives	Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon.

Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The Fund may use various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives.

The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage the Fund’s portfolio characteristics.

Up to 15% of the Fund’s total assets may be invested in Derivative RMBS. Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include IO and principal-only PO stripped mortgage-backed securities, INV FLTs and IIO stripped mortgage-backed securities.

Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.

The Fund may invest in Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon.

Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments.

The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The Acquiring Fund, BOI and HHY have no stated limitation with respect to derivatives. HTR is limited to investing up to 15% of the Fund’s total assets in Derivative RMBS and up to 20% in credit default swaps and total rate of return swaps, subject to a 5% counterparty limit. HTR may also invest in futures contracts and related options and Eurodollar futures contracts and options on futures contracts.

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements	Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Fund may invest in reverse repurchase agreements.	The Acquiring Fund and the Target Funds have substantially similar policies.

Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements	Repurchase Agreements

The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Fund may invest in repurchase agreements.	The Acquiring Fund and the Target Funds have substantially similar policies.

Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending

The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Fund may lend portfolio securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations	Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations.	The Fund may invest in collateralized loan obligations.	No stated policy	The Fund may invest in collateralized loan obligations.	The Acquiring Fund, BOI and HHY have substantially similar policies. HTR has no stated policy.

Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities	Variable and Floating Rate Securities

The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Fund may invest in variable and floating rate securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities	Stripped Securities

The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Fund may invest in stripped securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations	Bank Obligations

The Fund may invest in bank obligations.	The Fund may invest in bank obligations.	No stated policy.	The Fund may invest in bank obligations.	The Acquiring Fund, BOI and HHY have substantially similar policies. HTR has no stated policy.

Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper	Commercial Paper

The Fund may invest in commercial paper.	The Fund may invest in commercial paper.	No stated policy	The Fund may invest in commercial paper.	The Acquiring Fund, BOI and HHY have substantially similar policies. HTR has no stated policy.

Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations	Other Short-Term Corporate Obligations

The Fund may invest in other short-term corporate	The Fund may invest in variable or floating rate	No stated policy	The Fund may invest in other short-term corporate	The Acquiring Fund, BOI and HHY have

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.

demand notes issued by corporations, bank holding companies, and financial institutions, as well as variable rate master demand notes.

obligations, which include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.

substantially similar policies. HTR has no stated policy.

Private Placements	Private Placements	Private Placements	Private Placements	Private Placements

The Fund may invest in private placements.	The Fund may invest in private placements.	The Fund may invest in private placements.	No stated policy.	The Acquiring Fund, HTR and BOI have substantially similar policies. HHY has no stated policy.

Short-Selling	Short-Selling	Short-Selling	Short-Selling	Short-Selling

The Fund may engage in short-selling.

The Fund may from time to time make short sales of securities, including short sales “against the box.” Except for short sales against the box, the Fund will not sell short more than 10% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may engage in short-selling.

The Fund may from time to time make short sales of securities, including short sales “against the box.” Except for short sales against the box, the Fund will not sell short more than 10% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may engage in short-selling.

The Fund may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

The Fund may engage in short-selling.

Except for short sales against the box, the Fund will not sell short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. The Fund may make short sales against the box without respect to such limitations.

The Acquiring Fund and BOI have substantially similar policies. Except with respect to short sales against the box, HHY and HTR have policies on the amount of allowable short sales which differ from the Acquiring Fund. The Acquiring Fund and each of the Target Funds may make short sales against the box without limitation.

Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities	Forward Commitments; When-Issued Securities

The Fund may invest in forward commitments and when-issued securities.	The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis.	The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis.	The Fund may invest in forward commitments and when-issued securities.	The Acquiring Fund and the Target Funds have substantially similar policies.

REITs	REITs	REITs	REITs	REITs

The Fund may invest in REITs.	The Fund may invest in mortgage REITs and other REITs. The Fund will not invest more than	The Fund may invest in debt securities, convertible securities and preferred stock issued by	No stated policy.	The Acquiring Fund has no stated limitations on investment in REITs. HTR is limited to

RA (Acquiring Fund)	BOI	HTR	HHY	Differences

	10% of its Managed Assets in mortgage REITs.	real estate investment trusts. The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security.

investing in debt securities, convertible securities and preferred stock issued by REITs, as well as common stock if such stock was received as a result of exercising a convertible security. BOI may not invest more than 10% of its Managed Assets in mortgage REITs. HHY has no stated policy.

MLPs	MLPs	MLPs	MLPs	MLPs

The Fund may invest in MLPs	The Fund may invest in MLPs.	No stated policy	No stated policy.	The Acquiring Fund and BOI have substantially similar policies. HTR and HHY have no stated policy.

Registered Investment Companies/Exchange traded Funds (“ETFs”)	Registered Investment Companies/ETFs	Registered Investment Companies/ETFs	Registered Investment Companies/ETFs	Registered Investment Companies/ETFs

The Fund may invest in registered investment companies, including ETFs, in accordance with the 1940 Act and consistent with the Fund’s investment objective.	The Fund may invest in registered investment companies, including ETFs, in accordance with the 1940 Act and consistent with the Fund’s investment objective.	No stated policy	The Fund may invest in registered investment companies, including ETFs, in accordance with the 1940 Act and consistent with the Fund’s investment objective.	The Acquiring Fund, BOI and HHY have substantially similar policies. HTR has no stated policy.

Exchange traded Notes (“ETNs”)	ETNs	ETNs	ETNs	ETNs

The Fund may invest in ETNs.	The Fund may invest in ETNs.	No stated policy	No stated policy.	The Acquiring Fund and BOI have substantially similar policies. HTR and HHY have no stated policy.

Investment Approaches:

RA (Acquiring Fund)	BOI	HTR	HHY

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset

The Investment Adviser utilizes a bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Investment Adviser’s investment philosophy is predicated on acquiring assets in markets where it has a competitive advantage in understanding cash flows. The Investment Adviser utilizes proprietary research and analysis to generate excess returns. An in-depth

The Adviser seeks to capitalize on market inefficiencies to opportunistically emphasize investments offering the most attractive risk adjusted return potential in the current market environment. In particular, the Adviser believes that there remains fundamentally undervalued securities that are well positioned to benefit from a recovery in the housing market. Consequently, the Adviser believes that now may be an opportune time to seek to take advantage of attractive investment

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk

RA (Acquiring Fund)	BOI	HTR	HHY

manager with approximately $225 billion in assets under management as of December 31, 2015, and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts, and review of sector and industry trends. The Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics. The Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security held by the Fund may also be sold and replaced with one that presents a better value or risk/reward profile.

understanding of the potential range around fundamental factors combined with a detailed assessment of security-specific cash flows is intended to allow the Investment Adviser to construct the Fund’s portfolio with attractive cash flowing securities.

opportunities and to further diversify the Fund’s portfolio in mortgage-related securities, which may enable the Fund to potentially enhance yield and capture NAV appreciation potential.

through diversification, credit analysis, economic analysis, interest rate forecasts and reviews of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.

Further Information Regarding the Reorganizations

Each Target Fund’s Board has determined that its Reorganization is advisable and in the best interests of such Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization.  As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Paul Hastings LLP (“Paul Hastings”), subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.  Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations.  It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization generally will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund shares being distributed.  Prior to the closing of the Reorganization(s), each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any.  All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.  In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization prior to such Reorganization closing, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

The Acquiring Fund has a broad and flexible mandate that permits investments in many types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, it is expected that up to approximately 40% of the securities held by BOI, up to approximately 50% of the securities held by HTR, and up to approximately 5% of the securities held by HHY, respectively, may be sold in connection with the Reorganizations as RA’s portfolio managers seek to fully align or reposition the portfolio with RA’s broader investment guidelines. Brookfield expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund.  RA’s portfolio managers expect that the majority (i.e., more than fifty percent (50%)) of the repositioning of each Target Fund will occur in the first six months following the Reorganizations. A portion of the repositioning, however, may take place before the closing of the Reorganizations while certain repositioning may take as long as two years following the Reorganizations, depending upon market conditions and the liquidity of certain securities. RA’s portfolio managers do not expect the repositioning to result in significant transaction costs because most of the repositioning will involve the sale of fixed income securities where the transaction costs are built into the price of such securities. To the extent there are transaction costs associated with portfolio repositioning prior to the Reorganizations, such costs will be borne by the respective Target Funds. To the extent there are transaction costs associated with portfolio repositioning after the Reorganizations, such costs will be borne by the Combined Fund shareholders. Each Target Fund’s Board requests that shareholders approve their proposed Reorganization at the Special Meeting to be held on August 5, 2016, at 8:30 a.m., Eastern Time. Shareholder approval of a Reorganization requires the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations.  Because the closing of the Reorganizations is contingent upon all of the Target Funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund that are entitled to vote on the Reorganization approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.  If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. The Reorganizations are not contingent on whether the SP Investment Team Transaction closes; however, if the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser of the Combined Fund.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganizations involves risks.  For additional information, see “Risk Factors and Special Considerations.”

The Board of each Target Fund recommends that shareholders of each Target Fund vote “FOR” the Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The principal risks of investing in the Acquiring Fund are described below. The Acquiring Fund may invest in a broader range of securities than the Target Funds and is expected to emphasize industry sectors different from those in which the Target Funds primarily invest. The risks and special considerations listed below should be considered by shareholders of each Target Fund in their evaluation of the Reorganizations.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the principal differences among the Funds.

General Risks of Investing in the Funds

Market Discount Risk.  Whether investors will realize gains or losses upon the sale of a Fund’s shares of common stock will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share.  Since the market price of a Fund’s shares of common stock will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the shares of common stock in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s shares of common stock will trade at, below or above NAV or at, below or above the public offering price.  Shares of common stock of closed-end funds often trade at a discount from their NAVs and a Fund’s shares of common stock may trade at such a discount.  This risk may be greater for investors expecting to sell their shares of common stock soon after completion of the public offering.  The shares of common stock of a Fund is designed primarily for long -term investors, and investors in the Fund’s shares of common stock should not view the Fund as a vehicle for trading purposes.

High Yield (“Junk”) Securities Risk.  Investors should recognize that below investment grade and unrated securities in which a Fund will invest have speculative characteristics.  Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities.  Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative.  The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares of common stock.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher -rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher -rated securities.  In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities.  There are fewer dealers in the market for high -yield securities than for investment grade obligations.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high -yield securities than for higher quality instruments.  A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal.  Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small.  Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative.  Those issues may be in default or present elements of danger with respect to principal or interest.  Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class.  Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects.  It is unlikely that future payments of principal or interest will be made to a Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  It is possible that an agency might not change its rating of a particular issue to reflect subsequent events.  These ratings may be considered by a Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Distressed Securities Risk (applicable to RA and HHY).  An investment in the securities of financially distressed issuers can involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Collateralized Loan Obligation (“CLO”) Risk (applicable to RA, BOI and HHY).  CLOs and other similarly structured securities are types of asset-backed securities.  The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class.  The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which a Fund invests.  Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund’s Board of Directors.  In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities.  Each Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis.  Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.  When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled.  When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields.  This risk is known as “prepayment risk.”

When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.”

Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  Certain asset-backed securities may also be subject to the risk of prepayment.  In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated.  Prepayment reduces the yield to maturity and the average life of the asset-backed securities.  In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid.  In a period of rising interest rates, prepayments may occur at a slower rate than expected.  As a result, the average maturity of a Fund’s portfolio may increase.  The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Residential Mortgage Backed Securities Risk.  The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities Risk (applicable to RA, BOI and HTR).  CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Prepayment or Call Risk.  For certain types of MBS, prepayments of principal may be made at any time.  Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty.  During periods of declining mortgage interest rates, prepayments on MBS generally increase.  If interest rates in general also decline, the amounts available for reinvestment by a Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distributions to shareholders.  If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date.  Under certain interest rate or prepayment scenarios, a Fund may fail to recoup fully its investment in such securities.

Inflation, Interest Rate and Bond Market Risk.  The value of certain fixed income securities in a Fund’s portfolio could be affected by interest rate fluctuations.  Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa.  Interest rate risk is the risk that the securities in a Fund’s portfolio will decline in value because of increases in market interest rates.  The prices of longer -term securities fluctuate more than prices of shorter -term securities as interest rates change.  These risks may be greater in the current market environment because certain interest rates are near historically low levels.  A Fund’s use of leverage, as described herein, will tend to increase common stock interest rate risk.  A Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk.  A Fund is not required to hedge its exposure to interest rate risk and may choose not to do so.  To the extent a Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV.  It is likely that there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time.  As inflation increases, the real value of the common stock and distributions can decline.  In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates.  A decline in the prices of the portfolio securities owned by a Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock.  This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Similarly, the yield spreads of the MBS and ABS in which a Fund invests, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury or Agency securities.  The amount of public information available about MBS and ABS in a Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock or corporate bond fund.  Additionally, the secondary market for certain types of MBS and ABS may be less well- developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

Credit Risk.  Credit risk is the risk that one or more bonds in a Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due.  The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities.  Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default.  The market for lower-graded securities may also have less information available than the market for other securities.

Systemic Risk.  Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions.  This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which a Fund interacts on a daily basis.

Issuer Risk.  The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Event Risk.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Bank Loan Risk (applicable to RA, BOI and HHY).  Bank loans are usually rated below investment grade.  The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Investments in bank loans are typically in the form of an assignment or participation.  Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary.  Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, a Fund could experience delays in receiving payments or suffer a loss.  In an assignment, a Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary.  Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.  In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment.  Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Leverage Risk.  Each Fund currently intends to use leverage to seek to achieve its investment objectives.  Although a Fund may issue preferred stock or debt securities, they have no current intention to do so within the next one year of operations.  The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of a Fund’s common stock.  In addition, a Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales.  Leverage creates risks which may adversely affect the return for the holders of common stock, including:

•                  the likelihood of greater volatility of NAV and market price of and distributions in the Fund’s common stock;

•                  fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

•                  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•                  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by a Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation.  Holders of preferred stock have voting rights in addition to and separate from the voting rights of common shareholders.  The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders.  Leverage can cause a Fund to lose money and can magnify the effect of any losses.  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

A Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common stock.

A Fund’s leverage strategy may not work as planned or achieve its goals.  In addition, the amount of fees paid to the Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Adviser to leverage the Fund.

Certain types of borrowings may result in a Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common stock in certain instances.  A Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings.  A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Each Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.  As of March 31, 2016, the Funds had aggregate financial leverage from borrowings through a reverse repurchase agreement for HTR and BOI and a credit facility for HHY as a percentage of their total assets as follows:

Ticker	Leverage ratio
BOI	25.94%
HTR	29.34%
HHY	27.94%

If the Reorganization had occurred on March 31, 2016, the leverage ratio for the Combined Fund would have been 27.22%.

Market Risk. Investing in a Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in a Fund represents an indirect economic stake in the securities owned by the Fund.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The NAV of a Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk.  Common stock of an issuer in a Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments.  Common stock in which a Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Securities Risk.  There are special risks associated with investing in preferred securities, including:

Deferral and Omission.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

Limited Voting Rights.  Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of a Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Foreign Securities Risk (applicable to RA, BOI and HHY).  Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations.  Foreign markets also have different clearance and settlement procedures that could cause a Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Certain countries in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty and instability.  The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging Markets Risk (applicable to RA, BOI and HHY).  A Fund may invest in securities of companies in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank.  Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries.  Foreign investment risk may be particularly high to the extent that a Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries.  Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree.  These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns.  Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting a Fund to a greater amount of credit risk and/or high yield risk.

Foreign Currency Risk (applicable to RA, BOI and HHY).  A Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States.  In such instances, a Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies.  Therefore, to the extent a Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future.  Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country.  Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally.  There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair a Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

REIT Risk (applicable to RA, BOI and HTR).  An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.  In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  As a shareholder in a REIT, a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Special Risks of Derivative Transactions.  A Fund may participate in derivative transactions.  Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks.  Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to a Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•                  dependence on the Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•                  imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•                  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•                  the possible absence of a liquid secondary market for any particular instrument at any time;

•                  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•                  the possible inability of a Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•                  the creditworthiness of counterparties.

Counterparty Risk.  A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings.  The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.  The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract.  However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.

Liquidity risk.  Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments.  The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures.  In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions.  Prices have in the past moved beyond the daily limit on a number of consecutive trading days.  If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements.  In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Risks associated with position limits applicable to derivatives.  A Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges.  Under the exchange rules, all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes.  In order to comply with the position limits, the Adviser may in the future reduce the size of positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits.  A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of a Fund.  There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to a Fund.

Risks related to the Fund’s clearing broker and central clearing counterparty.  The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets.  Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts.  However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation.  There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker.  In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading.  Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization.  With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions.  As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Swaps.  Swap agreements are types of derivatives.  In order to seek to hedge the value of a Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, a Fund may enter into interest rate or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance.  In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.

Short Sales Risk.  A Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks.  A Fund may also engage in derivatives transactions that provide similar short exposure.  In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy.

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own.  Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer.  A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.  Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.  The use of short sales in combination with long positions in a Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions.  It is possible that a Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.  In addition, a Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase a Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

The SEC recently proposed certain restrictions on short sales.  If the SEC’s proposals are adopted, they could restrict a Fund’s ability to engage in short sales in certain circumstances.  In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events.  Restrictions and/or bans on short selling may make it impossible for a Fund to execute certain investment strategies.

Securities Lending Risk.  A Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors.  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Repurchase Agreements Risk.  Subject to its investment objectives and policies, a Fund may invest in repurchase agreements for leverage or investment purposes.  Repurchase agreements typically involve the acquisition by a Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer.  The agreement provides that a Fund will sell the securities back to the institution at a fixed time in the future.  A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.  While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, a Fund follows procedures approved by the Board of Directors that are designed to minimize such risks.  In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, a Fund generally will seek to liquidate such collateral.  However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of a Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund.  There is no assurance that reverse repurchase agreements can be successfully employed.

Illiquid Investments Risk.  A Fund may invest in unregistered securities and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”).  An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment.  Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, a Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in a Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.  In addition, a Fund may be unable to sell other illiquid investments when it desires to do so, resulting in a Fund’s obtaining a lower price or being required to retain the investment.  Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining a Fund’s NAV and the price the Fund actually receives upon sale.

Corporate Loans Risk (applicable to RA and HHY).  In furtherance of its primary investment objective and subject to its investment policies and limitations, a Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions (“Corporate Loans”).  As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody’s and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Adviser.  As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income.  The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities.  There are, however, some significant differences between Corporate Loans and lower grade securities.  Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders.  These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer.  Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.  Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of LIBOR.  Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment.  On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Municipal Securities Risk (applicable to RA, BOI and HHY only).  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser.  The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.  In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations.  The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  Issuers of municipal securities might seek protection under bankruptcy laws.  In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Mezzanine Loan Risk (applicable to RA, BOI and HTR only).  Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

When-Issued and Delayed Delivery Transactions Risk.  When-issued and delayed delivery transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure an advantageous yield or price.  Securities purchased on a when -issued or delayed delivery basis may expose a Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery.  A Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risks Associated With Long-Term Objective; Not a Complete Investment Program.  A Fund is intended for investors seeking a high level of total return, with an emphasis on income.  A Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long -term investors.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account a Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk.  A Fund is subject to management risk because its portfolio will be actively managed.  The Adviser will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund’s distribution rates on its shares of common stock.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United

States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Potential Conflicts of Interest Risk.  The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund.  The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund.  Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services.  Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with a Fund.  As a result, the Adviser and its affiliates may compete with a Fund for appropriate investment opportunities.  The results of a Fund’s investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits.  The Adviser has informed each Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.  The Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk.  Each Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders.  Such provisions may discourage outside parties from seeking control of a Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Each Fund’s charter classifies the Fund’s Board of Directors into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board of Directors to cause the Fund to issue additional shares of stock.  The Board of Directors of each Fund also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize a Fund to issue the newly-classified or reclassified shares, in each such instance without shareholder approval.  The Board of Directors of each of the Acquiring Fund, BOI and HHY, respectively, may, without any action by the shareholders, amend the charter of each of the Acquiring Fund, BOI and HHY, respectively, from time to time, to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Acquiring Fund, BOI and HHY has the authority to issue.

These provisions could have the effect of depriving common shareholders of opportunities to sell their shares of common stock at a premium over the then current market price of the shares of common stock.

Unrated Securities Risk.  Because a Fund may purchase securities that are not rated by any rating organization, the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk.  The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value.  Because the secondary markets for certain investments may be limited, they may be difficult to value.  When market quotations are not readily available or are deemed to be unreliable, each Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors.  Fair value pricing may require subjective determinations about the value of a security or other asset.  As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.  Where market quotations are not readily available, valuation may require more research than for more liquid investments.  In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Risks Associated With Status as a Regulated Investment Company.  Each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the shares of common stock if a Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements.  Each Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking.  The Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to each Fund, so that the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA.  In order to maintain the exclusion for the Adviser, a Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments.  If a Fund’s investments no longer qualify for the exclusion, the Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators.  Compliance with these additional registration and regulatory requirements may increase operating expenses.  Other potentially adverse regulatory requirements may develop.

Exchange-Traded Fund Risk (applicable to RA, BOI and HHY). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

If a Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk (applicable to RA and BOI). ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. Each Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Small- and Mid-Capitalization Risk (applicable to RA and BOI). The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

Portfolio Selection Risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  A high portfolio turnover rate also leads to higher transaction costs.

MLP Risk (applicable to RA and BOI). An MLP that invests in a particular industry (e.g. oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations.  In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Real Estate Market Risk (applicable to RA, BOI and HTR). The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;

• risks related to general and local economic conditions;

• possible lack of availability of mortgage funds;

• overbuilding;

• extended vacancies of properties;

• increased competition;

• increases in property taxes and operating expenses;

• changes in zoning laws;

• losses due to costs resulting from the clean-up of environmental problems;

• liability to third parties for damages resulting from environmental problems;

• casualty or condemnation losses;

• limitations on rents;

• changes in neighborhood values and the appeal of properties to tenants; and

• changes in interest rates.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Risk Applicable to the Acquiring Fund Only

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Concentration Risk. Because the Fund invests more than 25% of its Managed Assets in investments offering exposure to Real Assets Companies and Issuers, as defined in this Joint Proxy Statement/Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Infrastructure Risk. The Fund’s investments in Infrastructure Securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Natural Resources Risk. The Fund’s investments in Natural Resources Securities involve risks. The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

No Operating History. The Fund is a newly-organized, diversified, closed-end management investment company with no operating history. The Fund’s shares of common stock has no history of public trading.

Sector Focus Risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Risks Related to the Reorganization

Expenses

The Adviser will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations. Such expenses are estimated to be approximately $700,000.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of common stock of the Funds. The information in the table reflects the fees and expenses for the twelve months ended March 31, 2016, for BOI, for the fiscal year ended March 31, 2016, for HTR and HHY, respectively, and the pro-forma expenses for the 12 months ended March 31, 2016, for the Acquiring Fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table

	BOI	HTR	HHY	RA Pro Forma Combined Fund(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of shares of common stock(2)	None	None	None	None
Dividend Reinvestment Plan Fees	None	None	None	None
Annual Expenses (as a percentage of average net assets attributable to shares of common stock)
Management Fees(3)	1.38%	0.65%	0.91%	1.35%
Interest Payments on Borrowed Funds(4)	0.61%	0.55%	0.62%	0.55%
Other Expenses(5)	0.34%	0.38%	0.57%	0.33%
Total Annual Operating Expenses	2.33%	1.58%	2.10%	2.23%
Less Fee Waiver and/or Expense Reimbursement(6)	—%	—%	—%	(0.65)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.33%	1.58%	2.10%	1.58%

(1)                                 Assumes the Reorganizations had taken place on March 31, 2016.

(2)                                 No sales load will be charged in connection with the issuance of RA shares as part of the Reorganizations.

(3)                                 The contractual advisory fee of BOI and the Combined Fund is 1.00% of each Fund’s average daily Managed Assets. The contractual advisory fee for HTR is 0.65% of the Fund’s average weekly net assets (excluding financial leverage), and the contractual advisory fee for HHY is 0.65% of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The advisory fee percentage calculation assumes the use of leverage by each Fund (except HTR) as discussed in note (4) below.

(4)                                 BOI may borrow money or issue debt securities and/or preferred stock to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of its common stock. As of March 31, 2016, the Fund borrowed approximately $129,494,000, which reflects leverage in an amount representing approximately 25.94% of the Fund’s Managed Assets, and an annual interest rate of 1.62% on the amount borrowed and the Fund had issued 22,713,931 shares of common stock.

HTR may borrow money or issue debt securities and/or preferred stock to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of its common stock. As of March 31, 2016, the Fund borrowed approximately $133,753,518, which reflects leverage in an amount representing approximately 29.34% of total assets, and an annual interest rate of 1.45% on the amount borrowed and the Fund had issued 13,961,565 shares of common stock.

For the twelve-month period ended March 31, 2016, HHY had approximately $86,039,538 in average daily borrowings outstanding under the BNP Agreement (representing approximately 27.94% of the average daily value of the Fund’s weekly total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage during such period) at an average annual interest rate of 1.55%.

RA may borrow money or issue debt securities and/or preferred stock to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of its common stock. The table above assumes that as of March 31, 2016, the Fund borrowed approximately $339,564,378, which reflects leverage in an amount representing approximately 27.22% of the Fund’s Total Assets, and an annual interest rate of 1.54% on the amount borrowed and the Fund had issued 35,971,303 shares of common stock. For the twelve-month period ended March 31, 2016, RA had approximately $86,039,538 in average daily borrowings outstanding under the BNP Agreement (representing approximately 6.35% of the average daily value of the Fund’s Total Assets at an average annual interest rate of 1.55%. For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 27.50% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at terms similar to the BNP Agreement. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s Total Assets and (ii) not to issue preferred shares or debt securities.

(5)                                 Other Expenses are estimated based on expenses to be borne by the Combined Fund for its first year of operations.

(6)                                 Brookfield has agreed to waive its fees or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business) in Years 1and 2. This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Combined Fund or the Combined Fund’s investment advisory agreement terminates. This agreement is not expected to be continued after the expiration of the two-year period.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same (taking into account the expense limitation in the first two years). The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
BOI	$23.68	$72.93	$124.85	$267.24
HTR	$16.09	$49.94	$86.14	$188.05
HHY	$21.26	$65.65	$112.65	$242.65
Pro Forma Combined	$16.05	$56.86	$107.29	$246.10

The example set forth above assume shares of common stock of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.  The examples should not be considered a representation of past or future expenses or annual rates of return.  Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

REASONS FOR THE REORGANIZATIONS

The Board of each Fund considered the Reorganization at various conference calls and meetings, including an in-person meeting held on May 12, 2016.  Prior to this meeting, the Board of each Fund received a memorandum from Adviser providing the Board of each Fund with information regarding the Reorganizations, including the reasons for proposing the Reorganizations.  The Board of each Fund also received a memorandum from Fund counsel regarding the findings to be made under the 1940 Act and their duties under Maryland law with respect to the Reorganizations. The Board of each Fund also received a memorandum from their counsel regarding the findings to be made under the 1940 Act and their duties under Maryland law with respect to the Reorganizations.  The Independent Directors discussed these matters with their own counsel. At this meeting, the Board considered all of the information presented and discussed the proposed Reorganizations with the Adviser.  The Board also received a presentation from the Adviser regarding the benefits associated with Combined Fund’s multi asset, multi manager investment strategy and the benefits associates with managing one Combined Fund with a larger asset base. Based on all of the information considered, the Board determined to approve the Reorganizations, declare the Reorganizations advisable, and to recommend that the shareholders of each Target Fund approve their proposed Reorganizations.  The Board, including the Independent Directors, also determined that the Reorganizations would be in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganizations.  In making these determinations, the Board considered, among other things, the following:

•                  Investment Guidelines and Performance: As discussed above, Brookfield and the Boards of the Target Funds believe the multi-asset, multi-portfolio manager approach will benefit shareholders of the Target Funds because Brookfield will be able to allocate the Combined Fund’s investments across industries and sectors within Real Assets to better achieve its objectives.  Currently, the investment guidelines and focus of each of the Target Funds is narrower than what will be allowed in the Combined Fund.

•                  HTR currently requires that 40% of HTR’s total assets must be invested in (i) securities issued and/or guaranteed by the US Government or one of its agencies or instrumentalities; (ii) RMBS and CMBS rated BBB- and above; (iii) up to 25% of the Fund’s total assets may be invested in real estate related ABS rated BBB- and above; and (iv) cash.  The Combined Fund will not have this 40% investment restriction, which will provide Brookfield with greater flexibility in managing the portfolio to achieve the Combined Fund’s investment objectives across various market environments.  Brookfield represented to the Board of HTR that if HTR is reorganized into RA, Brookfield believes that HTR shareholders will benefit from a substantial repositioning of HTR’s portfolio holdings into higher yielding investments.

•                  Brookfield represented to the Board of BOI that Brookfield believes BOI investors will benefit from a repositioning of BOI’s portfolio holdings into higher yielding investments as a result of the proposed Reorganization.  Brookfield also noted that it is projecting that shareholders of BOI will pay a lower total expense ratio as shareholders of the Combined Fund than they pay as shareholders of BOI.  Brookfield and the Board of BOI noted that in March 2013, when BOI was initially launched, Brookfield’s view on interest rates was different than its view on interest rates today.  In 2013, Brookfield believed that interest rates were likely to be increased in the near term and would continue to move higher.  Today, Brookfield believes interest rates will go up modestly in the near term, but that interest rates are likely to stay lower for longer.  Brookfield represented that macroeconomic issues impacting the global economy have caused it to re-evaluate its view on interest rates since 2013.

•                  For HHY investors, although Brookfield is not anticipating a significant amount of portfolio repositioning, Brookfield believes HHY investors will benefit from being invested in a larger fund with a more diversified investment universe.

•                  Brookfield stated to the Boards of each Target Fund that reorganizing the Target Funds into RA will provide Brookfield with the flexibility to shift allocations within Real Assets as Brookfield’s outlook on macroeconomic issues and other factors impacting a sector or industry within Real Assets changes.  Brookfield and the Boards of the Target Funds considered that RA will not commence operations until the Reorganizations are consummated and reviewed and discussed the ratings and sector breakdown of its proposed model portfolio.

•                  Use of Leverage:  BOI and HTR currently use reverse repurchase agreements to achieve leverage while HHY has a committed margin loan arrangement in place with BNP Paribas. Brookfield represented to the Boards of the Target Funds that it expects RA will utilize both a committed margin loan arrangement with BNP Paribas and reverse repurchase agreements.  Brookfield believes it can leverage off the documentation and relationships currently in place for the Target Funds in setting up the leverage facilities for RA.  The Target Funds are currently similarly levered and Brookfield expects RA to be managed at a similar leverage percentage (i.e., 27-30% of total assets).  Following the Reorganizations, Brookfield expects that RA will be in a better position to negotiate leverage terms or consider other leverage options because of its increased size.  Brookfield believes this is particularly important given recent market and regulatory factors that will likely cause a fund’s costs of obtaining leverage to increase.

•                  Trading History:  Brookfield and the Boards of the Target Funds considered recent and historical trading history.  As of March 31, 2016, the Target Funds were trading at the following discounts relative to their respective NAVs:

		(Premium/Discount)

HHY:	$7.64 NAV v. $7.02 Market Price	-8.12%
BOI:	$16.23 NAV v. $14.64 Market Price	-9.80%
HTR:	$24.05 NAV v. $24.23 Market Price	0.75%

Brookfield and the Boards of the Target Funds noted the difficulty in predicting the impact that the proposed Reorganizations will have on each Target Fund’s share price after announcement of the proposed Reorganizations.  Brookfield and the Boards of the Target Funds acknowledged that it is possible that the Target Funds’ discounts may widen or narrow following announcement of the Boards’ approval of the proposed Reorganizations.  Notwithstanding the possibility that the Target Funds’ discounts may widen, Brookfield and the Boards of the Target Funds believe the Reorganizations are in each Fund’s and their shareholders’ best interests over the long term.  Brookfield and the Boards of the Target Funds reviewed case studies for similar mergers of closed-end funds and the impact that such mergers had on the trading liquidity following the mergers.  Brookfield and the Boards of the Target Funds also noted the importance of closed-end fund analyst coverage.  Brookfield and the Boards of the Target Funds considered that funds that do not have a certain level of trading liquidity and are not of a certain size are unlikely to receive closed-end fund analyst coverage.  In addition, Brookfield and the Boards of the Target Funds considered that funds that have a narrower investment focus are unlikely to gain broad market attention and that the broader investment focus of RA may assist in gaining the attention of more investors.  Brookfield and the Boards of the Target Funds also believe that the larger asset size, expected greater common share trading volume and focus on Real Assets investments of the Combined Fund following the Reorganizations will enable the Combined Fund to attract more consistent secondary market demand over time and, together with enhanced performance potential, enable the Combined Fund’s shares of common stock to potentially trade at a narrower discount to net asset value.

•                  Distribution Payments:

Brookfield and the Boards of the Target Funds considered that last year, each of BOI, HTR and HHY were over distributed.  Brookfield represented to the Boards of the Target Funds that Brookfield believes that the Reorganizations should result in the same or slightly higher distribution rates based on net asset value for shareholders of each Target Fund (as shareholders of the Combined Fund following the Reorganizations).  The potential for higher distribution rates is due to Brookfield’s expectation that RA Fund should be able to reallocate investments into higher yielding securities and Brookfield plans to allocate a portion of RA’s assets into equity securities that Brookfield believes have income growth potential and potential for capital appreciation.  Furthermore, Brookfield and the Board of HHY considered and determined that a reduction in HHY’s distribution rate was necessary whether or not HHY was reorganized into RA Fund because as, under current market conditions, HHY was not producing enough net income to continue meeting the current distribution rate.  Following the reduction to HHY’s distribution rate Brookfield represented to the Boards of the Target Funds that Brookfield believes that, based on current market conditions, investors in BOI, HTR and HHY should be able to receive a higher distribution rate from RA Fund than they are currently receiving as investors in the Target Funds, based on current net asset values of the Target Funds.

Brookfield and the Boards of the Target Funds also discussed that on September 30, 2015, the SEC granted Brookfield, on behalf of itself and certain closed-end funds that it currently manages, including the Target Funds, and funds it advises in the future, which includes RA, an order granting an exemption from Section 19(b) of and Rule 19b-1 under the 1940 Act to conditionally permit the fund to make periodic distributions of long-term capital gains with respect to the fund’s outstanding common stock as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its shares of common stock calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the fund’s net asset value per share (a “Managed Dividend Policy”). Although Brookfield and the Board of RA agreed that they do not intend to cause RA to utilize the Managed Dividend Policy immediately, Brookfield and the Board of RA believes it is beneficial to have this exemptive relief and may determine to implement the Managed Dividend Policy in the future, particularly given RA’s intended allocation to equity securities.

•                  Tax Consequences:  Brookfield and the Boards of the Target Funds considered that the Reorganizations are intended to be tax-free transactions, in which shareholders will recognize no gain or loss for U.S. federal income tax purposes.  After the Reorganizations, each Fund’s ability to use pre-Reorganization capital losses will be limited under certain federal income tax rules applicable to reorganizations of this type.

Although the Target Funds will be losing the ability to take advantage of approximately $77 million in capital loss carryforwards going forward, Brookfield believes that the Reorganizations are still in the best interests of the Target Funds and their shareholders.  Brookfield represented to the Boards of the Target Funds that Brookfield believes the loss of the capital loss carryforwards as a result of the Reorganizations should not be a material factor in evaluating the Reorganizations in light of the following (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Target Funds’ current investment policy of investing primarily in debt securities and other fixed income instruments.

•                  Total Annual Fund Operating Expenses:  Brookfield believes the combination of the Target Funds into the Acquiring Fund may potentially result in operational cost savings over time as a result of the larger size of the Combined Fund. Additionally, the Boards of the Target Funds considered the following:

•                  the expense ratios of the Funds, including the potential for improved economies of scale and a lower total expense ratio with respect to BOI:

•                  The Target Funds estimate that the completion of all of the Reorganizations would result in a total expense ratio for the Combined Fund of 2.23% on a pro forma basis for the twelve-month period ended March 31, 2016, representing an increase in the total expense ratio for the shareholders of HTR and HHY of 0.65% and 0.14%, respectively, and a decrease in the total expense ratio for the shareholders of BOI of 0.10%;

•                  There can be no assurance that future expenses will not increase or that any expense savings will be realized;

•                  Brookfield’s agreement to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business) in Years 1 and 2;

•                  the expense ratios after giving effect to the fee waivers and/or expense reimbursements:

•                  The Target Funds estimate that the completion of all of the Reorganizations would result in a total expense ratio, after fee waivers and/or expense reimbursements, for the Combined Fund of 1.58% on a pro forma basis for the twelve-month period ended March 31, 2016, in Years 1 and 2, representing a reduction in the total expense ratio for the shareholders of BOI and HHY of 0.76% and 0.52%, respectively, and no change for the shareholders of HTR.

•                  There can be no assurance that future expenses will not increase or that any expense savings will be realized;

•                  This agreement is not expected to be continued after the expiration of the two-year period;

In addition, Brookfield and the Boards of the Target Funds considered that a larger fund means that RA may be able to negotiate better leverage terms going forward.

•                  Management Fee for RA:  Brookfield and the Boards of the Target Funds discussed the proposed management fee for RA.  The Boards of the Target Funds considered that the contractual advisory fee of RA, is higher than the current contractual advisory fees of both HTR (which is paid on net assets only and excludes financial leverage) and HHY and is the same as the current contractual advisory fee of BOI.  The Board concluded that the contractual advisory fee of RA was appropriate given the multi-asset, multi-portfolio manager investment strategy of RA and was in-line with the advisory fees for comparable funds.  The Board also considered Brookfield’s representation that RA has the potential for income growth and capital appreciation as a result of enhanced investment flexibility and Brookfield’s asset allocation process and risk management process.

•                  Potential Costs of the Reorganization:  RA has a broad and flexible mandate that permits investments in many types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, Brookfield represented to the Boards of the Funds that Brookfield expects that up to approximately 40% of the securities held by BOI, up to approximately 50% of the securities held by HTR, and up to approximately 5% of the securities held by HHY, respectively, may be sold in connection with the Reorganizations as RA’s portfolio managers seek to fully align or reposition the portfolio with RA’s broader investment guidelines. Brookfield expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund.  RA’s portfolio managers expect that the majority (i.e., more than fifty percent (50%)) of the repositioning of each Target Fund will occur in the first six months following the Reorganizations. A portion of the repositioning, however, may take place before the closing of the Reorganizations while certain repositioning may take as long as two years following the Reorganizations, depending upon market conditions and the liquidity of certain securities. RA’s portfolio managers do not expect the repositioning to result in significant transaction costs because most of the repositioning will involve the sale of fixed income securities where the transaction costs are built into the price of such securities. To the extent there are transaction costs associated with portfolio repositioning prior to the Reorganizations, such costs will be borne by the respective Target Funds. To the extent there are transaction costs associated with portfolio repositioning after the Reorganizations, such costs will be borne by RA.

Brookfield represented to the Boards of the Target Funds that other expenses incurred in the proposed Reorganizations will be paid by Brookfield.  Brookfield estimates that the costs of proxy solicitation and other service providers to be approximately $700,000.

•                  Legal Proceedings: Brookfield and the Boards of the Funds considered the current status of HHY’s legal proceedings (i.e., the legacy legal proceedings from the Helios Funds and their former investment manager, assumed by HHY after the reorganizations of the four Helios Funds into HHY) with outside counsel.  The Boards considered that the main legal proceedings had been settled without any payment from the Helios

Funds and the only remaining cases were opt out cases.  The Boards of the Funds considered the expected ongoing costs of such legal proceedings, but determined that the overall benefits of the proposed Reorganizations outweighed these expected ongoing costs.

•                  Exchange Ratio:  The aggregate net asset value (not the market value) of RA shares of common stock received by each Target Fund’s shareholders in the Reorganizations will equal the aggregate net asset value (not the market value) of the Target Fund’s shares of common stock held immediately prior to that Reorganization.  The market value of the shares of common stock of the Combined Fund may be more or less than the market value of the shares of common stock of BOI, HTR or HHY prior to the Reorganizations.

•                  Other Factors:  The Boards of the Funds also considered potential benefits of the Reorganizations to Brookfield and its affiliates, the effect of the Reorganizations on shareholder rights, the potential for operating and administrative efficiencies and the effects on each Target Fund’s undistributed net investment income, if any. The Boards of the Target Funds also considered alternatives to the Reorganizations for each Target Fund.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, although individual Directors may have placed different weight and assigned different degrees of materiality to various factors.  If the Reorganizations are not approved by the shareholders of the Target Funds, then the Boards will consider other options.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

Investment Objective

The Acquiring Fund’s investment objective is to seek high total return, through high current income and growth of capital.

The Acquiring Fund’s investment objective is not fundamental and may be changed without shareholder approval.  Shareholders will be provided with at least 60 days’ prior written notice of any change in the Acquiring Fund’s investment objective.

As a fundamental policy, the Acquiring Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Acquiring Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Acquiring Fund. This policy may not be changed without a shareholder vote.

The Acquiring Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. The Acquiring Fund concentrates in investments offering exposure to Real Assets, which includes Real Estate Securities, Infrastructure Securities and Natural Resources Securities, as defined in this Joint Proxy Statement/Prospectus. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Acquiring Fund’s shares represented at a meeting at which more than 50% of the Acquiring Fund’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Investment Policies

The Acquiring Fund seeks to achieve its investment objective by investing primarily in Real Asset Companies and Issuers. Under normal market conditions, the Acquiring Fund will invest at least 80% of its

Managed Assets in the securities and other instruments of Real Asset Companies and Issuers. The Acquiring Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Acquiring Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:

•                  Real Estate;

•                  Infrastructure; and

•                  Natural Resources.

The Acquiring Fund actively trades portfolio investments. The Acquiring Fund may invest in securities and instruments of companies of any size market capitalization. The Acquiring Fund will invest in companies located throughout the world and there is no limitation on the Acquiring Fund’s investments in foreign securities or instruments or in emerging markets. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Acquiring Fund may have a significant exposure to non-U.S. securities. The Acquiring Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

The Acquiring Fund has flexibility in the relative weightings given to each of these categories. In addition, the Acquiring Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Acquiring Fund’s investment objective.

The Acquiring Fund may also invest in 144A or private securities, ABS, including Mortgage-Related Investments, collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Acquiring Fund considers Mortgage-Related Investments to consist of, but not be limited to, MBS of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Acquiring Fund’s investments in MBS may include RMBS or CMBS.

The Acquiring Fund defines a Real Estate Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in Real Estate Securities, the Acquiring Fund defines the real estate sector broadly. It includes, but is not limited to, the following:

•                  REITs;

•                  REOCs;

•                  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and

debt securities, including securitized obligations, which are predominantly supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Acquiring Fund retains the ability to invest in real estate companies of any size market capitalization. The Acquiring Fund will not invest in real estate directly.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

The Acquiring Fund defines an Infrastructure Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in Infrastructure Securities, the Acquiring Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of:

•                  transportation;

•                  energy;

•                  water and sewage; and

•                  communication.

Infrastructure Securities also includes MLPs.

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

From time to time, the Acquiring Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

The Fund defines a Natural Resources Security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

•                  Timber and Agriculture assets and securities;

•                  Commodities and Commodity-Linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

•                  Energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products;

or (ii) provides supporting services to such natural resources companies.

Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Acquiring Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

The Acquiring Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. The Acquiring Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.

The Adviser will determine the Acquiring Fund’s strategic allocation with respect to its equity and fixed income investments as well as its strategic allocation with respect to its investment sub-portfolios.

The Acquiring Fund currently intends to use leverage to seek to achieve its investment objective. The Acquiring Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Acquiring Fund may issue preferred shares or debt securities, it has no current intention to do so during the Acquiring Fund ‘s first year of operations. As a non-fundamental policy that may be changed by the Acquiring Fund ‘s Board, the Acquiring Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Acquiring Fund ‘s Total Assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the shares of common stock will involve greater risk to common shareholders. The Acquiring Fund will monitor interest rates and market conditions and anticipates that it will leverage the shares of common stock at some point in the future if the Acquiring Fund ‘s Board determines that it is in the best interest of the Acquiring Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, RA may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Acquiring Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Acquiring Fund ‘s leverage limits. The Acquiring Fund may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless the Acquiring Fund segregates cash or other liquid securities equal to the Acquiring Fund ‘s daily marked-to-market obligations in respect of such techniques. The Acquiring Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by the Acquiring Fund. These segregation and coverage requirements could result in the Acquiring Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The Acquiring Fund ‘s total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Acquiring Fund ‘s Managed Assets. The use of leverage may magnify the impact of changes in net asset value on the holders of shares of common stock. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the shares of common stock.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset manager with over $225 billion in assets under management as of March 31, 2016, and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

Fixed Income Securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Below Investment Grade (High Yield or “Junk Bond”) Securities. Selection and supervision of High Yield Securities, by the Adviser, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

The ratings of Moody’s, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund’s ability to achieve its investment objectives may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in investment grade securities. The Acquiring Fund may continue to hold securities that are downgraded after the Acquiring Fund purchases them and will sell such securities only if, in the Adviser’s judgment, it is advantageous to sell such securities.

Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High Yield Securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of High Yield Securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of High Yield Securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of High Yield Securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. The market prices of High Yield Securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Acquiring Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs.

High Yield Securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Acquiring Fund’s net asset value.

Like investment grade fixed income securities, High Yield Securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Acquiring Fund receives for its high yield securities to be reduced. In addition, the Acquiring Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Acquiring Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Acquiring Fund would likely have to replace such called securities with lower yielding securities, thereby decreasing the net investment income to the Acquiring Fund and dividends to stockholders.

The High Yield Securities in which the Acquiring Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured instruments may not work as intended.

The Acquiring Fund may receive warrants or other non-income producing equity securities in connection with its investments in High Yield Securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Acquiring Fund.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Corporate Loans.  The Acquiring Fund may invest in in Corporate Loans. The Acquiring Fund considers Corporate Loans that are rated below investment grade by the established rating services to be High Yield Securities.

The Corporate Loans in which the Acquiring Fund will invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Acquiring Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Acquiring Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Acquiring Fund having a contractual relationship only with the lender, not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations, therefore, involve a risk of insolvency of the lending bank or other financial intermediary. Many Corporate Loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Acquiring Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Adviser to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Acquiring Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, positively correlate with increased market risk relating to liquidity and pricing concerns.

Equity Securities.  The Acquiring Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing.  The Fund retains the ability to invest in companies of any size market capitalization.

Common Stock.  The Acquiring Fund may invest in common stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Debt Securities and Preferred Securities.  The Acquiring Fund may invest in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Acquiring Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Acquiring Fund determine not to pay dividends on such stock, the amount of dividends the Acquiring Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Acquiring Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Acquiring Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Acquiring Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

The Acquiring Fund considers below investment grade convertible debt securities and preferred securities to be High Yield Securities.

Distressed Securities.  The Acquiring Fund may invest up to 10% of its total assets in Distressed Securities of corporate issuers, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or, if unrated, are considered by the Adviser to be of comparable quality.  Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Acquiring Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Acquiring Fund’s ability to achieve current income for its stockholders may be diminished. The Acquiring Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Acquiring Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities.

Illiquid Securities.  The Acquiring Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Acquiring Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Acquiring Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Acquiring Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Acquiring Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Residential Mortgage Backed Securities.  RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following: those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac; those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Acquiring Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Acquiring Fund are likely to be lower and the effective maturities of RMBS may extend.

Commercial Mortgage Backed Securities.  CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores.

Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Acquiring Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities.  ABS are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also may have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

U.S. Government Securities.  U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

Collateralized Loan Obligations (“CLOs”).  CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

REITs.  REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and, to the extent the Acquiring Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Other Mortgage Related Securities.  Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Bank Loans, Assignments, and Participations.  Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Acquiring Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Acquiring Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Acquiring Fund’s investments by reference to market conditions and contractual provisions.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becomes part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Acquiring Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Acquiring Fund has direct recourse against the borrower, the Acquiring Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Acquiring Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Acquiring Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Acquiring Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Acquiring Fund has adopted certain investment strategies as set forth below:

Leverage. The Acquiring Fund currently intends to use leverage to seek to achieve its investment objective. The Acquiring Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. Although the Acquiring Fund may issue preferred shares or debt securities, it has no current intention to do so during its first year of operations. As a non-fundamental policy that may be changed by the Board upon 60 days’ written notice to the Acquiring Funds’s shareholders, the Acquiring Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 331/3% of the Acquiring Fund’s Managed Assets. However, the Board reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Acquiring Fund generally will not issue preferred shares or debt securities or borrow unless the Adviser expects that the Acquiring Fund will achieve a greater return on such leverage than the additional costs the Acquiring Fund incurs as a result of such leverage. The Acquiring Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Acquiring Fund’s holdings.

In addition, the Acquiring Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Acquiring Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Acquiring Fund’s leverage limits. The Acquiring Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Acquiring Fund’s Managed Assets.

The Acquiring Fund expects to obtain leverage through reverse repurchase agreements and through bank borrowings during its first year of operations representing approximately 27.50% of the Acquiring Fund’s Managed Assets. The Acquiring Fund, with the approval of its Board, including its Independent Directors, has entered into a financing package that includes the BNP Agreement that allows the Acquiring Fund to borrow up to 33 1/3 of its total assets. If the Reorganizations had taken place as of March 31, 2016, the Acquiring Fund would have had borrowings under the BNP Agreement representing approximately 6.35% of its Managed Assets. Borrowings under the BNP Agreement are secured by assets of the Acquiring Fund that are held with the Acquiring Fund’s custodian in a separate account. Interest is charged at .80% plus the 3 month LIBOR (London Inter-bank Offered Rate), i.e., .80% on the amount borrowed and .80% on the unused amount.

The Acquiring Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser’s outlook for the market and the costs that the Acquiring Fund would incur as a result of such leverage. The Acquiring Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Acquiring Fund’s leveraging strategy may not be successful. By leveraging its investment portfolio, the Acquiring Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks to common shareholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Acquiring Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Acquiring Fund’s NAV and the market price of, and distributions on, the Acquiring Fund’s shares of common stock, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Acquiring Fund will be senior to the rights of the holders of shares of common stock with respect to the payment of dividends or upon liquidation. Holders of preferred shares and debt securities may have voting rights in addition to, and separate from, the voting rights of common shareholders. The holders of preferred shares or debt, on the one hand, and the holders of the shares of common stock, on the other, may have interests that conflict with each other in certain situations.

Because the Adviser’s advisory and administration fees are based upon a percentage of the Acquiring Fund’s Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Acquiring Fund is leveraged and the Adviser will have a financial incentive to leverage the Acquiring Fund, which may create a conflict of interest between the Adviser, on the one hand, and the common shareholders, on the other hand. The Acquiring Fund’s Board monitors any such potential conflicts of interest on an ongoing basis.

The Acquiring Fund’s use of leverage is premised upon the expectation that the Acquiring Fund’s leverage costs will be lower than the return the Acquiring Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Acquiring Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Adviser, subject to the supervision of the Board, seeks to invest the Acquiring Fund’s Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of shares of common stock will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the stated interest rate on the Fund’s portfolio investments or the Acquiring Fund otherwise incurs losses on its investments, the Acquiring Fund’s NAV attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Acquiring Fund were not leveraged.

The Adviser may determine to maintain the Acquiring Fund’s leveraged position if it expects that the long-term benefits to the Acquiring Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt securities involves offering expenses and other costs and may limit the Acquiring Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. The Acquiring Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Acquiring Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Acquiring Fund.

Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares unless immediately after such issuance the Acquiring Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Acquiring Fund’s Managed Assets). Under the 1940 Act, the Acquiring Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Acquiring Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the NAV of the Acquiring Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Acquiring Fund is not permitted to incur indebtedness unless immediately after such borrowing the Acquiring Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 331/3% of the value of the Acquiring Fund’s total assets). Under the 1940 Act, the Acquiring Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Acquiring Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Acquiring Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Acquiring Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Acquiring Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Acquiring Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Acquiring Fund’s ability to pay dividends and distributions on shares of common stock in certain instances. The Acquiring Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies. Due to these covenants or restrictions, the Acquiring Fund may be forced to liquidate investments at times and at prices that are not favorable to the Acquiring Fund, or the Acquiring Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

Effects of Leverage. Assuming that leverage will represent approximately 27.50% of the Acquiring Fund’s Managed Assets, the rate of return on the Acquiring Fund’s investments would need to exceed 0.75% in order to cover the leverage costs on the borrowings.

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately 27.50% of the Acquiring Fund’s total assets, assuming hypothetical annual returns on the Acquiring Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.]

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	-5%	10%
Corresponding Return to Common Stockholder	-14.83%	-7.93%	-1.04%	5.86%	12.76%

Indexed and Inverse Floating Obligations. The Acquiring Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Acquiring Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically create by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Acquiring Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Acquiring Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions. In order to seek to hedge the value of the Acquiring Fund’s portfolio against interest rate fluctuations or to seek to enhance the Acquiring Fund’s return, the Acquiring Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Acquiring Fund also may invest in interest rate swaps to seek to enhance income or increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Acquiring Fund is not required to pursue these portfolio strategies and may choose not to do so. The Acquiring Fund cannot guarantee that any strategies it uses will work.

In an interest rate swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to seek to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Acquiring Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Acquiring Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund’s custodian.

The Acquiring Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Acquiring Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Acquiring Fund.

Typically, the parties with which the Acquiring Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for each party and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Acquiring Fund. Certain federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements generally involve greater risks than if the Acquiring Fund were to have invested in the reference obligation directly since in addition to general market risks, credit default swaps are also subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund). The Acquiring Fund will, at all times, segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Fund is a seller of protection in a credit default transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Options

Call Options.  The Acquiring Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Acquiring Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Acquiring Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Acquiring Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Acquiring Fund, in return for a premium, gives another party a right to buy specified securities owned by the Acquiring Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Acquiring Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Acquiring Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Acquiring Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Acquiring Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Acquiring Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Acquiring Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Acquiring Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Acquiring Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (the difference between the unpaid amounts owed by the Acquiring Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Acquiring Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Acquiring Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Acquiring Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Acquiring Fund will lose the difference.

Put Options.  The Acquiring Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its return. By buying a put option, the Acquiring Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Acquiring Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Acquiring Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Acquiring Fund also may purchase uncovered put options.

The Acquiring Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Acquiring Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Acquiring Fund will receive a premium for writing a put option, which increases the Acquiring Fund’s return. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Acquiring Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Acquiring Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Acquiring Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities’ price increases during the option period, the option will expire worthless and the Acquiring Fund will retain the premium and will not have to purchase the securities at the exercise price. The Acquiring Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Financial Futures and Options Thereon. The Acquiring Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Acquiring Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC. Transactions by the Acquiring Fund in futures contracts and financial futures are subject to limitations as described under “—Restrictions on the Use of Futures Transactions.”

The Acquiring Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Acquiring Fund will fall, thus reducing the net asset value of the Acquiring Fund. However, as interest rates rise, the value of the Acquiring Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments which are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Acquiring Fund would have incurred had the Acquiring Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Acquiring Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Acquiring Fund will purchase securities upon termination of the futures contract.

The Acquiring Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Acquiring Fund enters into futures transactions. The Acquiring Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Acquiring Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Acquiring Fund intends to purchase.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions.  Under regulations of the CFTC, the futures trading activity described herein will not result in the Acquiring Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Acquiring Fund adheres to certain restrictions. In particular, the Acquiring Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Acquiring Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Acquiring Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options.  The Acquiring Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions, Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Acquiring Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Acquiring Fund continues to be obligated to make payments to the other party to the swap, the Acquiring Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Acquiring Fund’s risk of loss consists of the net amount of interest payments that the Acquiring Fund contractually is entitled to receive. In the case of a purchase by the Acquiring Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Adviser expects to achieve an acceptable degree of correlation between the Acquiring Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Use of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Acquiring Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Acquiring Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Use of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Acquiring Fund, the Acquiring Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market on an exchange for call or put options of the same series. The Acquiring Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. There is also the risk of loss, by the Acquiring Fund, of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Acquiring Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Fund will not sell short more than 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s net assets (plus the amount of any borrowing for investment purposes), taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Investments in Non-U.S. Securities.

The Acquiring Fund may invest, without limitation, in securities of issuers that are denominated in various foreign currencies and multinational foreign currency units, including in emerging markets. Investment in such securities involves certain risks not involved in domestic investments.

Public Information.  Many of the non-U.S. securities held by the Acquiring Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement.  Foreign financial markets, while often growing in trading volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Acquiring Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Acquiring Fund are uninvested and no return is earned thereon. The inability of the Acquiring Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Acquiring Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Acquiring Fund due to subsequent declines in the value of such portfolio security, or if the Acquiring Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation.  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment.  Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Acquiring Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Acquiring Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Acquiring Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Acquiring Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Acquiring Fund’s investments in certain foreign banks and other financial institutions.

Foreign Sub-Custodians and Securities Depositories.  Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Acquiring Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts. The Acquiring Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Acquiring Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Acquiring Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Acquiring Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Acquiring Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Acquiring Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Acquiring Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Acquiring Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage” and “Additional Investment Policies—Leverage” above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund, however, under circumstances in which the Acquiring Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, to the extent that the proceeds of the reverse purchase agreement are less than the value of the securities subject to such an agreement, the Acquiring Fund would bear the risk of loss.

Lending of Portfolio Securities. The Acquiring Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Acquiring Fund receives collateral in cash, securities issued or guaranteed by the U.S. Government or its agencies or irremovable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Acquiring Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Acquiring Fund receives the income on the loaned securities. Where the Acquiring Fund receives securities as collateral, the Acquiring Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Acquiring Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Acquiring Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Acquiring Fund is obligated to return the collateral to the borrower at the termination of the loan. The Acquiring Fund could suffer a loss in the event the Acquiring Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Acquiring Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Acquiring Fund could also experience delays and costs in gaining access to the collateral. The Acquiring Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. The Acquiring Fund will lend securities through an affiliate of the Advisors pursuant to the terms of an exemptive order under the 1940 Act, according to which the affiliate will receive compensation at market rates.

When-Issued and Forward Commitment Securities. The Acquiring Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered, and the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Acquiring Fund as when-issued or forward commitment transactions, and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements. The Acquiring Fund from time to time may enter into standby commitment agreements. Such agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Acquiring Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Acquiring Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Acquiring Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Acquiring Fund. The Acquiring Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Acquiring Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Acquiring Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

The Acquiring Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Acquiring Fund’s investment objectives and are permissible under applicable regulations governing the Acquiring Fund.

Registered Investment Companies/Exchange-Traded Funds. The Acquiring Fund may invest in registered investment companies, including ETFs, in accordance with the Investment Company Act of 1940, as amended, and consistent with the Fund’s investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Acquiring Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act, as amended. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Acquiring Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Exchange-Traded Notes. The Acquiring Fund may invest in ETNs. ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

When Issued, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

PROPOSAL 2: APPOINTMENT OF SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. AS SUB-ADVISER (FOR BOI AND HTR SHAREHOLDERS ONLY)

Background

Brookfield currently serves as the investment adviser to both BOI and HTR and each Fund’s portfolio is managed by the SP Investment Team. Brookfield recently agreed to sell the SP Investment Team to SIMNA (such acquisition, the “SP Investment Team Transaction”), which is expected to close in the second half of 2016. The Board of Directors of each of BOI and HTR approved a new sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with SIMNA on May 12, 2016, and shareholders of each Fund are now being asked to approve the Sub-Advisory Agreement so that the SP Investment Team can continue to manage BOI’s and HTR’s respective Securitized Products Allocation, in the event that the SP Investment Team Transaction closes before the proposed reorganizations of BOI and HTR (described above) or the proposed reorganizations are not approved by shareholders. As investment adviser, Brookfield will determine the Securitized Products Allocation to be managed by the SP Investment Team and will continue to manage BOI’s and HTR’s respective investments outside of securitized products and will have oversight responsibility over the Securitized Products Allocation managed by SIMNA. The approval of SIMNA as sub-adviser by the respective shareholders of each of BOI and HTR is not contingent upon approval of the other fund. The appointment of SIMNA as sub-adviser is contingent upon the closing of the SP Investment Team Transaction.

At an in-person meeting held on May 12, 2016, upon the recommendation of Brookfield and after careful consideration, the Board of each of BOI and HTR, including those directors who are not “interested persons” of the Funds (the “Independent Directors”) as that term is defined in the 1940 Act, respectively, unanimously approved the appointment of SIMNA to serve as sub-adviser to the Funds pursuant to a new sub-advisory agreement between the Adviser, BOI/HTR and SIMNA (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), and shareholders of each Fund are now being asked to approve their respective Sub-Advisory Agreement so that the SP Investment Team can continue to manage BOI’s and HTR’s respective Securitized Products Allocation, in the event that the SP Investment Team Transaction closes before the proposed reorganizations of BOI and HTR (described above) or the proposed reorganizations are not approved by shareholders. As investment adviser, Brookfield will determine the Securitized Products Allocation of each Fund to be managed by the SP Investment Team and will continue to manage BOI’s and HTR’s respective investments outside of securitized products and will have oversight responsibilities over the Securitized Products Allocation managed by SIMNA. The approval of SIMNA as Sub-Adviser by the respective shareholders of each of BOI and HTR is not contingent upon approval by the other fund. The appointment of SIMNA as sub-adviser is contingent upon the closing of the SP Investment Team Transaction. If the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser and the SP Investment Team will remain at Brookfield with Brookfield continuing to manage BOI and HTR, respectively. A copy of the form of Sub-Advisory Agreement is included as Appendix A to this Joint Proxy Statement/Prospectus, and all references to the Sub-Advisory Agreements are qualified by reference to Appendix A.

Board Considerations

At an in-person meeting held on May 12, 2016, the Boards of each of BOI and HTR, including a majority of the Independent Directors thereof, initially approved each of the Sub-Advisory Agreements among the Adviser, the Sub-Adviser and each of BOI and HTR, respectively (collectively, the “Funds”).

In considering each Sub-Advisory Agreement, the Boards reviewed information provided by the Adviser and the Sub-Adviser relating to the Funds and the Sub-Adviser, and other information regarding the nature, extent and quality of services to be provided by the Sub-Adviser under each Sub-Advisory Agreement, as more fully discussed below.

The Independent Directors were separately advised by independent legal counsel throughout the process, and discussed the legal standards for their consideration of the proposed initial approval of each Sub-Advisory Agreement. The Boards also received information from the Adviser regarding the Funds and representatives of the Sub-Advisor responded to questions from the Independent Directors.

In considering whether to approve the Sub-Advisory Agreements, the Boards reviewed and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by the Sub-Adviser; (2) the Sub-Adviser’s personnel and operations; (3) the level and method of computing the Funds’ proposed Sub-Advisory fees; (4) any “fall-out” benefits to the Sub-Adviser and its affiliates (i.e., ancillary benefits realized by the Sub-Adviser or its affiliates from the Sub-Adviser’s relationship with the Funds); and (5) the anticipated effect of growth in size of the Fund on the Funds’ performance and expenses.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Adviser to the Funds, the Boards took into account the extensive responsibilities that the Sub-Adviser would have to the Funds, including the provision of investment advisory services to the Funds, compliance with the Funds’ policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Boards also considered the Sub-Adviser’s risk assessment and monitoring process. The Boards considered the Sub-Adviser’s current level of staffing and their overall resources. The Boards reviewed the Sub-Adviser’s history and investment experience, as well as information regarding their investment personnel who would be providing services to the Funds. The Boards also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Funds’ investment restrictions and other requirements. The Boards further took into account its knowledge of the portfolio managers of the Sub-Adviser through information provided to the Boards prior to its consideration of the Sub-Advisory Agreement and from their many years as investment personnel at the Adviser.

The Boards also recognized the Sub-Adviser’s reputation and experience in serving as investment adviser to other funds and accounts. The Boards considered their investment process and philosophy. The Boards took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of investment programs for the Funds which would be consistent with the Funds’ investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Based on its consideration and review of the foregoing information, the Boards concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that they would provide high quality investment services to the Funds.

Performance. While the Sub-Adviser was newly approved by the Boards, the Boards did consider the Funds’ investment policies and strategy and noted the Funds’ performance while it was managed by the portfolio managers as historical employees of the Adviser.

Fees and expenses. The Boards considered the proposed Sub-Advisory fee payable under each Sub-Advisory Agreement, and took into account that the proposed fee was consistent with management fees charged by the Sub-Adviser to comparable funds. The Boards also noted that the Sub-Advisory fee for the Funds would be paid by the Adviser out of its advisory fee rather than paid separately by the Funds. The Boards concluded that the contract rate Sub-Advisory fees and net fund expenses for the Funds were reasonable.

Profitability. In considering the expected profitability to the Sub-Adviser in connection with its relationship to the Funds, the Boards noted that the fees under the Sub-Advisory Agreement would be paid by the Adviser out of the fees that receives under its respective investment advisory agreement, so that Fund shareholders are not directly impacted by those fees.  In considering the reasonableness of the fees payable by the Adviser to the Sub-Adviser, the Boards relied on the ability of the Adviser to negotiate each Sub-Advisory Agreement and the fees thereunder at arm’s length with an unaffiliated Sub-Adviser. For each of the above reasons, the Boards concluded that the profitability to the Sub-Adviser from its relationship with the Funds was not a material factor in approval of each Sub-Advisory Agreement.

Economies of scale. The Boards also considered the probable effect of each Fund’s growth in size on its performance and fees. The Boards noted that if a Fund’s assets increase over time, such Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

For similar reasons as stated above with respect to the Sub-Adviser’s profitability, and based upon the expected portion of the Funds to be managed by the Sub-Adviser, the Boards concluded that the potential for economies of scale in the Sub-Adviser’s management of the Funds was not a material factor in the approval of each Sub-Advisory Agreement at this time.

Other factors. As part of its evaluation of the Sub-Adviser’s compensation, the Boards considered other benefits that may be realized by the Sub-Adviser and its affiliates from their relationship with the Funds. Among them, the Boards recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Boards concluded that the benefits that may accrue to the Sub-Adviser and its affiliates by virtue of the Sub-Adviser’s relationship to the Funds were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Funds and the ongoing commitment of the Sub-Adviser to the Funds.

Conclusion. In considering the initial approval of each Sub-Advisory Agreement, the Boards, including the Independent Directors thereof, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Boards, including a majority of the Independent Directors thereof, determined that approval of each Sub-Advisory Agreement was in the best interests of each Fund, respectively. After full consideration of these and other factors, the Boards, including a majority of the Independent Directors thereof, with the assistance of independent legal counsel, approved each Sub-Advisory Agreement with respect to each Fund.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of each of BOI and HTR will be provided in such Fund’s Form N-CSR for the fiscal period ended [•] and [•], respectively, to be available at www.sec.gov or by visiting www.brookfieldim.com.

Information regarding SIMNA

SIMNA is located at 875 Third Avenue, New York, NY 10022. SIMNA is an investment adviser registered with the SEC. SIMNA is directly wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc., a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England.  As of March 31,2016, Schroders plc had approximately $466.9 billion under management.  Of that amount, as of March 31, 2016 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $89.2 billion under management. The names and principal occupations of each principal executive officer and director of SIMNA are listed below:

Name	Principal Occupation/Title	Position(s) with the Fund (if any)
Karl Dasher*	Director; Chairman & Chief Executive Officer	None
Joseph Bertini*	Director; Chief Compliance Officer	None
Mark A. Hemenetz*	Director; Chief Operating Officer	None
Henry Philip*	Director	None
Carin Muhlbaum*	General Counsel, Americas	None

*                                         Located at 875 Third Avenue, New York, New York 10022.

SIMNA does not serve as investment adviser or sub-adviser for any other mutual funds with similar investment objectives and strategies to BOI or HTR.

Portfolio Management

If the sub-advisory agreements are approved, and in the event that the SP Investment Team Transaction closes before the proposed reorganizations of BOI and HTR (described above) or the proposed reorganizations are not approved by shareholders, Brookfield will continue to serve as the investment adviser of the Funds while SIMNA will serve as the sub-adviser with respect to the Securitized Products Allocation of each Fund. As investment adviser, Brookfield will determine the Securitized Products Allocation to be managed by the SP Investment Team and will continue to manage BOI’s and HTR’s respective investments outside of securitized products and will have oversight responsibilities over the Securitized Products Allocation managed by SIMNA. Messrs. Noble and Antonatos will be vested with the authority to adjust the strategic allocation of assets within each of BOI and HTR.  Dana Erikson, CFA, and Mark Shipley, CFA, of Brookfield, will now serve as portfolio managers of BOI and HTR with respect to each Fund’s investments outside of securitized products and will have investment discretion over such investments. The current portfolio managers of BOI and HTR will continue to serve as such with respect to each Fund’s investments in securitized products and such portfolio managers will have investment discretion over these investments.

Brookfield — BOI and HTR shareholders:

Dana Erikson, CFA — Managing Director and Portfolio Manager.  Mr. Erikson joined the Adviser in 2006.  Mr. Erikson is a Portfolio Manager, Head of the Global Corporate Credit Team, and has over 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.  He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.

Mark Shipley, CFA — Managing Director and Portfolio Manager.  Mr. Shipley joined the Adviser in 2006.  He is a Portfolio Manager on the Global Corporate Credit Team and has 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1991.  He was a Senior Credit Analyst and Senior Trader on the High Yield team.  Mr. Shipley earned a Bachelor of Arts degree in Finance from Northeastern University.  He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.

Schroders — BOI and HTR shareholders (Below are the current titles of the Portfolios Managers for BOI and HTR as employees of the Adviser.  They will have different titles if the SP Investment Team Transaction closes and they become employees of the Sub-Adviser):

Ms. Michelle Russell-Dowe — Managing Director, Head of Securitized Products Investment Team

Ms. Russell-Dowe is the lead Portfolio Manager and Head of the Securitized Products Investment Team. She is responsible for the firm’s securitized credit strategies and exposures. Ms. Russell-Dowe has personally built her investment team, which averages 13 years of industry experience. Ms. Russell-Dowe has 20 years of investment experience in securitized products, including 16 years with the firm, which she joined in 1999 from Duff & Phelps. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

BOI shareholders only:

Jeffrey Williams, CFA — Managing Director

Mr. Williams is a Portfolio Manager on the Securitized Products Investment team. Mr. Williams maintains responsibility for portfolio management for the firm’s securitized product strategies, with a particular focus on

CMBS and related assets. Mr. Williams has 26 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, mezzanine loans, B-Notes, CDOs, derivatives and REITs. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

Anthony A. Breaks, CFA — Managing Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is a team leader in MBS/ABS and is a member of the team’s securities analysis committee. Mr. Breaks has experience in managing securitized product vehicles, such as SIV, ABCP, CDOs, CLOs and TRUPPS as well as insurance company asset management experience. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Terms of the Sub-Advisory Agreements

Services to be Provided by SIMNA. The Sub-Advisory Agreements provide that SIMNA shall (i) furnish continuously an investment program for the portion of the portfolio of the Fund as determined by the Adviser in its sole discretion, from time to time (such portion, the “Sleeve”), (ii) determine (subject to the overall supervision of the Adviser and the Fund’s Board of Directors) the investments to be purchased, held, sold or exchanged by the Sleeve and the portion, if any, of the assets of the Sleeve to be held uninvested, (iii) make changes in the investments of the Sleeve, (iv) review and certify in writing, at such times as shall be reasonably requested by the Adviser, that the information stated in those sections specifically identified to the Sub-Adviser by the Adviser of the Fund’s registration statement on Form N-2 and/or Form N-14, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Registration Statement”) and as filed with the Securities and Exchange Commission (“SEC”), any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC, any press releases and any marketing material of the Fund, to the extent such sections relate to the Sub-Adviser and its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, is true, correct and complete to the best of its knowledge, (v) at such times as shall be reasonably requested by the Adviser, cooperate with the Adviser to ensure the accuracy of other information in such documents and materials relating to the Fund, including the Fund’s risk disclosures and financial information and the Sub-Adviser’s investment performance in its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, and (vi) vote, exercise consents and exercise all other rights pertaining to such investments. The Sub-Adviser shall be subject always to the provisions of and shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund’s investment objective, policies and restrictions as set forth in the organizational documents of the Fund and the Registration Statement of the Fund, including the Fund’s prospectus and statement of additional information, and in any public filings made pursuant to the Securities Exchange Act of 1934 or the New York Stock Exchange requirements of which it is aware, including press releases and Form 8-K filings, in each case as from time to time amended and in effect and as applicable to the Sleeve; (2) all investment guidelines, policies, procedures, restrictions or directives of the Fund or the Adviser as provided to the Sub-Adviser and as applicable to the Sleeve (“Investment Guidelines”) (3) the 1940 Act and the rules promulgated thereunder; (4) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder; (5) the Commodity Exchange Act (“CEA”) and all applicable rules and regulations thereunder, and releases and interpretations related thereto; and (6) other applicable federal and state laws and related regulations. The Adviser shall promptly notify the Sub-Adviser in writing of changes to (1) or (2) above and shall consult with the Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement as well as to the policies, procedures and directives as set forth in the Investment Guidelines.

The Sub Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(e) of the Advisory Agreement. For that limited purpose, the Sub Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities or other investments and payments of cash for the account of the Fund. The Sub-Adviser agrees to provide the Adviser with a list of the Sub-Adviser’s approved brokers and dealers upon the execution of this Agreement and upon request thereafter.

In placing portfolio transactions for the Fund, it is recognized that the Sub Adviser will use best efforts to secure the most favorable price and efficient execution. Consistent with this policy, the Sub Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub Adviser may be a party. It is understood that neither the Fund nor the Sub Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Fund’s Board of Directors, the Sub Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers. It is understood that the services provided by such brokers may be useful or beneficial to the Sub Adviser in connection with its services to other clients.

Further, in accordance with procedures adopted by each Fund’s Board, as amended from time to time, the Sub Adviser is responsible for assisting the Adviser in determining the fair valuation of any illiquid portfolio securities held by such Fund and will assist each Fund’s accounting services agent or the Adviser to obtain independent sources of market value for all other portfolio securities.

Compensation of SIMNA. For BOI, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of the Securitized Products Allocation of BOI’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). For HTR, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued weekly, based on an annual rate of 0.32% of the Securitized Products Allocation of HTR’s average weekly net assets (excluding financial leverage). Because Brookfield pays SIMNA out of its own fees received from each Fund, there is no “duplication” of advisory fees paid. There will be no increase in advisory fees to either Fund and its shareholders in connection with the appointment of SIMNA as sub-adviser. Pursuant to the terms of the SP Investment Team Transaction, Brookfield may receive compensation from SIMNA for a three year period following the closing of the Transaction, based upon the revenues received by SIMNA with respect to assets it manages under the Sub-Advisory Agreements with BOI, HTR and the Combined Fund, if certain conditions are satisfied.

Non-exclusivity. The services of the Sub Adviser to each Fund are not to be deemed exclusive, and the Sub Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under the Sub-Advisory Agreements.

Liability of SIMNA. The Sub-Advisory Agreements provide that the Sub Adviser shall not be liable to the Funds or the Adviser for any error of judgment or mistake of law or for any loss suffered by the Funds or the Adviser in connection with the matters to which the Sub-Advisory Agreements relate; provided, however, that no provision of the Sub-Advisory Agreements shall be deemed to protect the Sub-Adviser against any liability to the Funds or their shareholders or the Adviser to which it might otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”) nor shall any provision hereof be deemed to protect any Director or officer of the Funds or the Adviser against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

Renewal, Termination, and Amendment. If approved, the Sub-Advisory Agreements shall become effective following: (1) the approval of each Fund’s Board, including approval by a vote of a majority of the Independent Directors of each Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.  Unless sooner terminated, the Sub-Advisory Agreements shall remain in effect for two years after their effective date and subsequent to such initial period of effectiveness, shall continue in effect so long as such continuance is approved at least annually (a) by either the Fund’s or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund and (b) in either event, by the vote of a majority of the Independent Directors of each Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreements may be terminated (i) at any time, without payment of any penalty, by vote of each Fund’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, (ii) at any time, without payment of a penalty, by the Adviser (1) upon no less than 60 days’ prior written notice to the Sub Adviser; (2) upon material breach by the Sub Adviser of any of the representations and warranties set forth in the Sub-Advisory Agreements; or (3) if the Sub Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Agreements, including circumstances such as financial insolvency of the Sub Adviser or other circumstances that could adversely affect the Funds, or (iii) by the Sub Adviser upon no less than 60 days’ prior written notice to the Adviser. The Sub-Advisory Agreements shall automatically and immediately terminate in the event of their “assignment” (as defined in the 1940 Act) or upon termination of the advisory agreements between the Adviser and the Funds.

Required Vote

Approval of the appointment of SIMNA as sub-adviser to the Funds will require the vote of a “majority of the outstanding voting securities” of a Fund as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund entitled to vote at the Meeting.

If shareholders of BOI and HTR approve the Sub-Advisory Agreements, and the SP Investment Team Transaction closes, SIMNA will serve as sub-adviser of BOI and HTR with respect to each Fund’s Securitized Products Allocation until the approval of the Reorganizations, or indefinitely, if the Reorganizations are not approved. If shareholders of BOI and HTR approve the Sub-Advisory Agreements, but the SP Investment Team Transaction does not close, SIMNA will not serve as sub-adviser for BOI or HTR and the SP Investment Team will remain at Brookfield with Brookfield continuing to serve as investment adviser. In such case, Brookfield may consider other alternatives, including another strategic acquisition of its SP Investment Team or the sale, reorganization or liquidation of the Funds.

If shareholders of BOI and HTR have not approved the Sub-Advisory Agreements by the time the SP Investment Team Transaction closes and the Reorganizations have not been approved by each Fund, Brookfield, in reliance on previously published no-action relief granted by the staff of the U.S. Securities and Exchange Commission, may seek to appoint SIMNA to serve as sub-adviser of BOI and HTR with respect to the Securitized Products Allocation of each Fund, respectively, on an interim basis until the earlier of the approval by shareholders of BOI and HTR of the Sub-Advisory Agreements, or the Reorganizations. If shareholders of BOI and HTR do not approve the Sub-Advisory Agreements, SIMNA will not serve as sub-adviser of the Funds and Brookfield will continue to manage the portfolios for BOI and HTR until the approval of the Reorganizations, which are not contingent upon whether the SP Investment Team Transaction closes, or indefinitely, if the Reorganizations are not approved and the SP Investment Team Transaction does not close. In the latter case, Brookfield may consider other alternatives, including another strategic acquisition of its SP Investment Team, the appointment of a different sub-adviser, or the sale, reorganization or liquidation of the Funds.

The approval of each Sub-Advisory Agreement by the respective shareholders of BOI and HTR, respectively, is not contingent upon approval of the other fund. If the shareholder approval of the Sub-Advisory Agreement by one Fund is not obtained, Brookfield will continue to serve as the investment adviser until the Reorganization of such Fund is approved. If the Reorganization of such Fund is not approved, Brookfield may consider other alternatives with respect to such Fund, as discussed above.

Expenses

The costs associated with the appointment of SIMNA as Sub-Adviser, including the costs associated with the Special Meeting related thereto, will be borne by Brookfield.

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for overseeing the management of the business and affairs of its respective Fund and performs the duties imposed on the directors of investment companies by the 1940 Act and under Maryland law.  A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Adviser

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under Advisers Act, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global alternative asset manager focused on property, renewable power, infrastructure and private equity, with over $225 billion of assets under management as of March 31, 2016. Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Adviser also currently serves as investment adviser to various closed-end mutual funds, and previously served as investment adviser to Helios Select Fund, Inc., an open-end management investment company, organized as a Maryland corporation on October 27, 2008, which has since ceased to be an investment company. As of March 31, 2016, the Adviser and its affiliates had over $16 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, payable monthly at the annual rates set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate
HHY	0.65	%*
HTR	0.65	%**
BOI	1.00	%***
RA	1.00	%***

* as a percentage of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

** as a percentage of the Fund’s average weekly net assets (excluding financial leverage).

***as a percentage of the Fund’s average daily Managed Assets.

The Combined Fund and BOI also pay to the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of each Fund’s average daily Managed Assets. HTR pays the Adviser an administration fee, payable monthly, at an annual rate of 0.20% of HTR’s average weekly net assets (excluding financial leverage). HHY pays the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of HHY”s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage

Brookfield has agreed to waive its fees or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business) in Years 1 and 2. This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Combined Fund or the Combined

Fund’s investment advisory agreement terminates. This agreement is not expected to be continued after the expiration of the two-year period.

A discussion regarding the basis for the approval of the investment advisory agreement by the Board of BOI is provided in such Fund’s Form N-CSR for the fiscal period ended June 30, 2015, available at www.sec.gov or by visiting www.brookfieldim.com.  A discussion regarding the basis for the approval of the investment advisory agreement by the Board of HTR is provided in such Fund’s Form N-CSR for the fiscal period ended September 30, 2015, available at www.sec.gov or by visiting www.brookfieldim.com. A discussion regarding the basis for the approval of the investment advisory agreement by the Board of HHY is provided in such Fund’s Form N-CSR for the fiscal period ended September 30, 2015, available at www.sec.gov or by visiting www.brookfieldim.com. A discussion regarding the basis for the approval of the investment advisory agreement by the Board of RA will be provided in such Fund’s Form N-CSR for the fiscal period ended December 31, 2016, to be available at www.sec.gov or by visiting www.brookfieldim.com.

The Sub-Adviser

If the SP Investment Team Transaction closes, SIMNA will serve as the sub-adviser to the Combined Fund.

Schroder Investment Management North America Inc. (“SIMNA”) is located at 875 Third Avenue, New York, NY 10022. SIMNA is an investment adviser registered with the SEC. SIMNA is directly wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc., a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England.  As of March 31, 2016, Schroders plc had approximately $466.9 billion under management.  Of that amount, as of March 31, 2016 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $89.2 billion under management.

Under the Sub-Advisory Agreement, SIMNA is entitled to fees at an annual rate of 0.32% of the Securitized Products Allocation of the Combined Fund’s average daily Managed Assets; however, such fees will be paid by Brookfield and not the Combined Fund. Because Brookfield pays SIMNA out of its own fees received from the Combined Fund, there is no “duplication” of advisory fees paid. Pursuant to the terms of the SP Investment Team Transaction, Brookfield may receive compensation from SIMNA for a three year period following the closing of the Transaction, based upon the revenues received by SIMNA with respect to assets it manages under the Sub-Advisory Agreements with BOI, HTR and the Combined Fund, if certain conditions are satisfied.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of the Combined Fund will be provided in such Fund’s Form N-CSR for the fiscal period ended June 30, 2016, to be available at www.sec.gov or by visiting www.brookfieldim.com.

Portfolio Management

RA will be managed by Brookfield and the following individuals will be jointly and primarily responsible for the day-to-day management of RA’s portfolio: Craig Noble, CFA and Larry Antonatos. Messrs. Noble and Antonatos are vested with the authority to adjust the strategic allocation of assets between RA’s fixed income and equity sub-portfolios. A sub-portfolio refers to the portion of RA’s assets that are allocated to, and managed by, particular portfolio managers on RA’s portfolio management team. Dana Erikson, CFA and Mark Shipley, CFA, will be jointly and primarily responsible for the day-to-day management of RA’s real asset debt and corporate credit investment sub-portfolio. Michelle Russell-Dowe is the lead portfolio manager and Jeffrey Williams, CFA and Anthony A. Breaks, CFA, are the co-portfolio managers and each will be jointly and primarily responsible for the day-to-day management of RA’s securitized products sub-portfolio. If the SP Investment Team Transaction closes, SIMNA will serve as a sub-adviser to RA and it is expected that Ms. Russell-Dowe and Messrs. Williams and Breaks will provide portfolio management services as employees of SIMNA. With respect to RA’s equity investments, Messrs. Noble and Antonatos will be jointly and primarily responsible for the day-to-day management of RA’s equity sub-portfolios,

Brookfield

Craig Noble, CFA — CEO, Chief Investment Officer and Managing Director.  Mr. Noble is CEO and Chief Investment Officer of the Adviser as well as Portfolio Manager for the Adviser’s global infrastructure securities business.  Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the Adviser’s public equity and credit securities investment strategies.  Mr. Noble has been a Portfolio Manager for the Adviser’s global infrastructure securities platform since its inception in 2008.  Mr. Noble has over 16 years of investment experience and has held multiple positions within Brookfield over the last 10 years, including significant roles within capital markets activities and infrastructure investment.  Mr. Noble previously spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance.  Mr. Noble holds the Chartered Financial Analyst designation.  He earned a Master of Business Administration degree from York University’s Schulich School of Business and a Bachelor of Commerce degree from Mount Allison University.

Larry Antonatos — Managing Director, Portfolio Manager.  Mr. Antonatos is a Portfolio Manager for the Adviser’s Diversified Real Assets strategy. He oversees the portfolio construction process, including execution of the Adviser’s asset allocation process.  Prior to joining the Adviser in 2011, Mr. Antonatos was a portfolio manager for a US REIT strategy for ten years. He also has investment experience with direct property, CMBS, and mortgage loans. Mr. Antonatos earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA — Managing Director and Portfolio Manager.  Mr. Erikson joined the Adviser in 2006.  Mr. Erikson is a Portfolio Manager, Head of the Global Corporate Credit Team, and has over 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.  He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.  He has served as Co-Portfolio Manager of the Fund since its inception.

Mark Shipley, CFA — Managing Director and Portfolio Manager.  Mr. Shipley joined the Adviser in 2006.  He is a Portfolio Manager on the Global Corporate Credit Team and has 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1991.  He was a Senior Credit Analyst and Senior Trader on the High Yield team.  Mr. Shipley earned a Bachelor of Arts degree in Finance from Northeastern University.  He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc. He has served as Co-Portfolio Manager of the Fund since its inception.

SIMNA

Ms. Russell-Dowe is the lead Portfolio Manager and Head of Securitized Credit of Schroders, which she joined in 2016. She is responsible for the firm’s securitized credit strategies and exposures. Ms. Russell-Dowe has 20 years of investment experience in securitized products. Prior to Schroders, Ms. Russell-Dowe was the Head of the Securitized Products Investment Team and a Managing Director at Brookfield. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Mr. Williams is a Portfolio Manager at the Schroders organization, which he joined in 2016. Mr. Williams maintains responsibility for portfolio management for the firm’s securitized product strategies, with a particular focus on CMBS and related assets. Mr. Williams has 26 years of experience as a commercial real estate portfolio manager, specializing in subordinate CMBS, investment grade CMBS, mezzanine loans, B-Notes, CDOs, derivatives and REITs. Prior to Schroders, Mr. Williams was a Portfolio Manager and a Managing Director at Brookfield. Mr. Williams holds the Chartered Financial Analyst designation and has an MBA from Georgia State University and a BA in Finance from the University of South Florida.

Mr. Breaks is a Portfolio Manager at the Schroders organization, which he joined in 2016. Mr. Breaks is a team leader in MBS/ABS and is a member of the team’s securities analysis committee. Mr. Breaks has experience in managing securitized product vehicles, such as SIV, ABCP, CDOs, CLOs and TRUPPS as well as insurance company asset management experience. Prior to Schroders, Mr. Breaks was a Portfolio Manager and a Managing Director at Brookfield. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Funds are permitted to purchase securities from, and sell securities to, affiliates of the Funds or the Adviser upon compliance with the following conditions: (i) the transaction must involve no consideration other than cash payment against prompt delivery; (ii) the security must be one for which market quotations are readily available and the transaction must be effected at the current market price; (iii) the transaction must be consistent with the Fund’s investment policies; (iv) no brokerage commission, fee or other remuneration is to be paid in connection with the transaction; (v) at least quarterly, the Board of Directors must determine that any such transaction is made in compliance with the Funds’ policies and procedures; (vi) a record of the transaction must be maintained; and (vii) the President of the Fund or the Chief Executive Officer of the Adviser, or their respective designees, must provide written approval prior to the transaction.

During the last fiscal year, the Funds did not have any portfolio transactions with affiliates.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to RA, BOI, HTR and HHY

Adviser	Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281 — 1023

Sub-Adviser	RA only: Schroder Investment Management North America Inc., 875 Third Avenue, New York, New York 10022-6225

Administrator	Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, New York, New York 10281-1023

Sub-Administrator	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent	RA: [ ]

BOI: U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202

HTR: American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219

HHY: Computershare Shareholder Services, Inc., 250 Royall Street, Canton, Massachusetts 02021

Fund Accounting Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	RA: Deloitte LLP, 111 South Wacker Drive, Chicago, IL 60606

BOI: Deloitte LLP, 111 South Wacker Drive, Chicago, IL 60606

19103

HTR and HHY: BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103

Legal Counsel	Paul Hastings LLP, 75 E. 55th Street, New York, New York 10022

Counsel to the Independent Directors	Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by such Fund’s Custodian.

Capitalization

The Board of each Fund may authorize separate classes or series of shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of BOI, HTR and HHY as of March 31, 2016, and the pro forma capitalization of the Combined Fund as if the proposed Reorganizations had occurred on that date.

Capitalization as of March 31, 2016 (Unaudited)

	BOI	HTR	HHY	Adjustments	Pro Forma Combined Fund
Net Assets	$368,556,099	$335,746,476	$194,979,989		$899,282,564
Shares of Common Stock Outstanding	22,713,931	13,961,565	25,532,427	(26,236,620)	35,971,303
Net Asset Value Per Share	$16.23	$24.05	$7.64		$25.00

(1)         Based on the number of outstanding shares of common stock listed in “Outstanding Shares as of March 31, 2016,” table below on page 92.

(2)         Reflects adjustments of 7,971,687 for BOI shares of common stock, 531,706 for HTR shares of common stock and 17,733,227 for HHY shares of common stock due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE SHARES OF COMMON STOCK OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends authorized by the Fund’s Board and declared by the Fund as payable to holders of the Fund’s shares of common stock and in the net assets of the Fund available for distribution to holders of the shares of common stock.  Shareholders do not have preemptive or conversion rights and a Fund’s shares of common stock are not redeemable.  The outstanding shares of common stock of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the shares of common stock of each of the Funds are identical.  Investors typically purchase and sell shares of common stock of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.  Alternatively, investors may purchase or sell shares of common stock of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Shares as of March 31, 2016
Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BOI	Common	1,000,000,000	0	[•]
HTR	Common	500,000,000	0	[•]
HHY	Common	1,000,000,000	0	[•]

Share Price Data

The following tables set forth the high and low market prices for shares of common stock of each Fund on the NYSE, for each full quarterly period within each Fund’s three most recent fiscal years, along with the net asset value and discount or premium to net asset value for each quotation.

BOI	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2016	$14.85	$13.97	$17.06	$16.14	-8.77%	-16.55%
December 31, 2015	$14.95	$14.00	$17.46	$17.04	-13.54%	-18.46%
September 30, 2015	$15.86	$14.51	$18.18	$17.43	-12.67%	-17.56%
June 30, 2015	$16.45	$15.57	$18.49	$18.16	-10.71%	-14.50%
March 31, 2015	$16.66	$16.20	$18.57	$18.34	-9.94%	-12.16%
December 31, 2014	$17.30	$16.07	$19.06	$18.36	-8.28%	-12.47%
September 30, 2014	$17.64	$16.75	$19.34	$19.02	-8.55%	-11.93%
June 30, 2014	$17.72	$16.84	$19.27	$18.69	-7.48%	-10.19%
March 31, 2014	$17.09	$16.57	$18.80	$18.43	-8.24%	-10.74%
December 31, 2013	$17.22	$15.86	$18.49	$18.14	-5.54%	-13.90%
September 30, 2013	$18.60	$16.10	$18.39	$18.15	1.47%	-11.68%
June 30, 2013	$20.40	$17.25	$19.31	$18.31	7.27%	-6.55%
March 31, 2013	$20.01	$20.00	$19.10	$19.06	4.98%	4.71%

HTR	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2016	$24.49	$20.67	$24.75	$21.50	7.81%	-16.45%
December 31, 2015	$22.24	$20.50	$25.32	$21.90	-11.14%	-17.97%
September 30, 2015	$22.94	$21.32	$25.92	$25.28	-10.95%	-15.83%
June 30, 2015	$24.26	$21.92	$26.39	$23.68	-0.09%	-15.30%
March 31, 2015	$25.00	$24.00	$26.51	$24.59	-0.32%	-9.40%
December 31, 2014	$25.55	$24.32	$26.99	$24.42	0.41%	-8.56%
September 30, 2014	$25.42	$24.59	$27.19	$25.41	-0.12%	-9.33%
June 30, 2014	$25.37	$24.01	$27.13	$24.40	-0.04%	-9.49%
March 31, 2014	$24.54	$23.48	$26.59	$23.67	0.09%	-10.17%
December 31, 2013	$24.67	$22.72	$26.05	$23.35	1.90%	-12.17%
September 30, 2013	$24.08	$22.15	$25.46	$22.31	0.43%	-12.90%
June 30, 2013	$27.91	$23.19	$26.78	$25.42	5.84%	-9.45%
March 31, 2013	$25.29	$23.62	$25.72	$24.36	0.01%	-5.03%

HHY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
March 31, 2016	$7.10	$6.06	$7.68	$6.99	-7.19%	-15.73%
December 31, 2015	$7.49	$6.48	$8.46	$7.57	-8.55%	-15.63%
September 30, 2015	$8.30	$7.15	$9.25	$8.26	-10.00%	-16.18%
June 30, 2015	$9.00	$8.10	$9.62	$9.22	-5.96%	-12.15%
March 31, 2015	$9.08	$8.69	$9.67	$9.41	-5.94%	-8.13%
December 31, 2014	$9.60	$8.40	$10.23	$9.17	-4.93%	-8.40%
September 30, 2014	$10.55	$9.29	$10.72	$10.12	-0.09%	-8.43%
June 30, 2014	$10.60	$10.04	$10.75	$10.63	-0.58%	-6.08%
March 31, 2014	$10.07	$9.62	$10.71	$10.49	-5.53%	-8.47%
December 31, 2013	$10.13	$9.63	$10.57	$10.34	-3.98%	-8.44%
September 30, 2013	$9.93	$9.14	$10.46	$10.14	-4.06%	-10.40%
June 30, 2013	$10.69	$9.17	$10.87	$9.98	0.19%	-9.83%
March 31, 2013	$10.72	$10.12	$10.57	$10.36	1.63%	-3.05%

As of March 31, 2016, the net asset value per common share of BOI was $16.23 and the market price per common share was $14.64, representing a discount to net asset value of -9.80%.  As of March 31, 2016, the net asset value per common share of HTR was $24.05 and the market price per common share was $24.23, representing a premium to net asset value of 0.75%.  As of March 31, 2016, the net asset value per common share of HHY was $7.64 and the market price per common share was $7.02, representing a discount to net asset value of -8.12%. Shares of common stock of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in shares of common stock of each Target Fund by setting forth the average total returns for the Target Funds for the periods indicated.  The acquiring Fund has not commenced operations and does not have a performance record. A Fund’s past performance does not necessarily indicate how its shares of common stock will perform in the future.

Fund	Trailing 12- month distribution Yield based on March 31, 2016 NAV	One Year ended March 31, 2016 NAV	One Year ended March 31, 2016 based on Market Price	Three Years** ended March 31, 2016 based on NAV	Three Years** ended March 31, 2016 based on Market Price	Life of Fund** based on NAV	Life of Fund** Based on Market Price	Inception Date
BOI	10.42%	3.74%	-1.71%	2.80%	-1.31%	2.71%	-1.30%	03/26/2013
HTR	9.41%	0.17%	10.35%	7.23%	8.59%	7.80%	7.57%	08/04/1989
HHY	12.82%*	-10.71%	-10.16%	-1.10%	-2.84%	7.28%*	9.37%*	07/31/1998

* This reflects performance as of August 26, 2009, and not as of the inception date, which is the date Brookfield began to serve as investment adviser for HHY.

** Annualized

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.  Under normal market conditions, each Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly.  The initial distribution is expected to be declared approximately 30 days and paid approximately 45 to 60 days after the closing of the Reorganizations.  The Fund intends to pay common shareholders annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of a Fund’s investment company taxable income, such as its asset mix.  Distributions may be paid to the holders of a Fund’s shares of common stock if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor.  To permit a Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions.  As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.  Because a Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends.

In the event that the total distributions on a Fund’s shares of common stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares).  Shareholders should not assume that the source of a distribution from a Fund is net profit or income.  Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in a Fund.  The amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in the shares of common stock, thereby increasing the shareholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

On September 30, 2015, the SEC granted Brookfield, on behalf of itself and certain funds that it currently manages, including the Target Funds, and funds it advises in the future, an order granting an exemption from Section 19(b) of and Rule 19b-1 under the 1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common stock as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its shares of common stock calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (a “Managed Dividend Policy”). In connection with any implementation of a Managed Dividend Policy pursuant to the order, the Fund would be required to:

•                  implement certain compliance review and reporting procedures with respect to the Managed Dividend Policy;

•                  include in each notice to shareholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act (“19(a) Notice”);

•                  include certain disclosure regarding the Managed Dividend Policy on the inside front cover of each annual and semi-annual report to shareholders;

•                  provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to shareholders;

•                  include the information contained in each 19(a) Notice in any communication (other than a communication on Form 1099) about the Managed Dividend Policy or distributions under the Managed Dividend Policy by the Fund, or agents that the Fund has authorized to make such communication on the Fund’s behalf, to any Fund common shareholders, prospective common shareholder or third-party information provider;

•                  issue, contemporaneously with the issuance of any 19(a) Notice, a press release containing the information in the 19(a) Notice and will file with the SEC the information contained in such 19(a) Notice and other required disclosures, as an exhibit to its next report to shareholders;

•                  post prominently a statement on its website containing the information in each 19(a) Notice and other required disclosures, and will maintain such information on the website for at least 24 months; and

•                  take certain steps to ensure the delivery of the 19(a) Notice to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if the Fund’s shares of common stock were to trade at a significant premium to NAV following the implementation of a Managed Dividend Policy, and certain other circumstances were present, the Fund’s Board of Directors would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Dividend Policy. Finally, if the Fund implemented a Managed Dividend Policy pursuant to the order, it would not be permitted to make a public offering of shares of common stock other than:

•                  a rights offering below NAV to holders of the Fund’s shares of common stock;

•                  an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

•                  an offering other than those described above, unless, with respect to such other offering:

•                  the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period (or the period since the Fund’s first public offering, if less than five years) ending on such date; and

•                  the transmittal letter accompanying any registration statement filed with the SEC in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve times each year. As a result of the granting of the order, the Target Funds and Acquiring Fund may implement a Managed Dividend Policy.  As of the date of this Joint Proxy Statement/Prospectus, no Target Fund has implemented such a policy and the Acquiring Fund does not currently intend to implement such policy. Under a Managed Dividend Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

CALCULATION OF NET ASSET VALUE

Each of the Funds has the same valuation policy, with the exception that BOI, HHY and RA determine their NAV daily, while HTR determines its NAV weekly.

The NAV of each Fund’s shares will be computed based upon the value of each Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of regular trading session on the NYSE on each business day on which the NYSE is open for trading. Each Fund calculates NAV per common share by subtracting each Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of each Fund), and the liquidation value of any outstanding preferred shares of each Fund from each Fund’s total assets (the value of the securities each Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of common stock of each Fund outstanding.

Each Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. Each Fund values its fixed income securities on the basis of prices provided by pricing services or prices obtained from active and reliable market makers in any such security or broker-dealers. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Each Fund obtains valuations on the basis of prices provided by a pricing service approved by its respective Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of each Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which each Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on each Fund’s NAV per share, each Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.

NYSE Closings.    The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan (the “Plan”) of RA will be the dividend reinvestment plan of the Combined Fund.  The dividend reinvestment plan of each Target Fund is the same as RA’s Plan.

RA has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless shareholders elect to receive their distributions in cash, they will be automatically reinvested by the Plan Administrator, [  ], in additional shares of common stock. If shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

No action is required on the part of a shareholder to have their cash distribution reinvested in the Fund’s shares of common stock. Unless shareholders or their brokerage firm decides to opt out of the Plan, the number of shares of common stock shareholders will receive will be determined as follows:

(1)                                 The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of the Fund’s shares of common stock one day prior to the distribution payment date.

(2)                                 The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s shares of common stock is trading below NAV at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in shares of common stock issued by the Fund.

Shareholders may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If shareholders withdraw or the Plan is terminated, the Plan Administrator will sell their shares and send them the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in shareholder accounts will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy shareholders receive will include all shares of common stock they have received under the Plan. There is no brokerage charge for reinvestment of your distributions in shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though shareholders have not received any cash with which to pay the resulting tax.

If shareholders hold shares of common stock with a brokerage firm that does not participate in the Plan, they will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from [  ].

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of directors is elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify.  This provision could delay for up to two years the replacement of a majority of the Board of a Fund.  With respect to BOI and HHY, a Director may be removed only for cause by the shareholders, and then only by a vote of at least two-thirds of the votes entitled to be cast in the election of directors. With respect to HTR, a director may be removed only for cause, and then only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Each Target Fund’s charter generally provides for approval of charter amendments by the holders of a majority of the outstanding shares of stock of the Target Fund and approval of extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  However, certain amendments to each of BOI’s and HHY’s respective charters and certain extraordinary transactions of each entity require the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class; provided that, if the “continuing directors” (as defined in BOI’s and HHY’s respective charters), by at least two-thirds of the continuing directors, in addition to the approval by the Board of such Fund, approve such amendment or transaction, the affirmative vote of the holders of a majority of the votes entitled to be cast would be sufficient to approve such amendment or transaction.  Certain amendments to HTR’s charter, including an amendment to make HTR’s common shares a redeemable security (as such term is defined in the 1940 Act), require the affirmative vote of the holders of at least 75% of the votes entitled to be cast on the matter. The Acquiring Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter.  However, certain amendments to the Acquiring Fund’s charter and certain extraordinary transactions require the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class; provided that, if the “continuing directors” (as defined in the Acquiring Fund’s charter), by at least two-thirds of the continuing directors, in addition to the approval by the Board, approve such amendment or transaction, the affirmative vote of the holders of a majority of the votes entitled to be cast would be sufficient to approve such amendment or transaction.

GOVERNING LAW

Each Fund is incorporated as a Maryland corporation.  RA was incorporated under the laws of the State of Maryland on October 6, 2015. HHY was incorporated under the laws of the State of Maryland on November 22, 2013.  Prior to March 1, 2014, HHY was organized as a Massachusetts business trust and was known as Helios High Yield Fund.  Helios High Yield Fund was redomesticated into a Maryland corporation effective March 1, 2014, and its name was changed to Brookfield High Income Fund Inc. Prior to September 8, 2009, HHY was known as 40|86 Strategic Income Fund and prior to September 19, 2003, it was known as Conseco Strategic Income Fund.  HTR and BOI were incorporated under the laws of the State of Maryland on May 26, 1989, and November 26, 2012, respectively. Prior to March 13, 2013, HTR was known as the Helios Total Return Fund, Inc. Prior to December 29,

2008, HTR was known as Hyperion Brookfield Total Return Fund, Inc. Prior to December 29, 2004, HTR was known by other names.

CONVERSION TO OPEN-END FUND

Each Fund’s Board of Directors may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding shares of preferred stock, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the shares of common stock to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

In addition to any vote required by Maryland law, conversion of either BOI or HHY to an open-end investment fund would require the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class; provided that, if the “continuing directors” (as defined in BOI’s and HHY’s respective charters), by at least two-thirds of the continuing directors, in addition to the approval by the Board of such Fund, approve the conversion into an open end fund, the affirmative vote of the holders of a majority of the votes entitled to be cast would be sufficient to approve such conversion. HTR’s charter require the affirmative vote of the holders of at least 75% of the votes entitled to be cast on the matter in order to amend HTR’s charter to convert HRT into an open-end company. In addition to any vote required by Maryland law, conversion of the Acquiring Fund to an open-end investment company would require the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, unless also approved by the vote of at least two-thirds of the “continuing directors” (as defined in the Acquiring Fund’s charter), in which case the affirmative vote of holders of a majority of the votes entitled to be cast would be sufficient to approve such conversion.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If any of the Funds converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the shares of common stock would no longer be listed on the Exchange.  In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors.  The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s shares of common stock voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining shares of common stock will not be able to elect any directors.

APPRAISAL RIGHTS

Common shareholders of each Target Fund will not have appraisal rights as (i) with regard to BOI and HHY, appraisal rights are made unavailable to such Fund’s shareholders under such Fund’s charter and (ii) the shares of common stock of each Target Fund are traded on the NYSE.  Generally, under Maryland law, shareholders of a Maryland corporation whose shares are traded publicly on a national securities exchange, like the Target Funds, are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

Brookfield Real Assets Income Fund Inc. (RA)

As of the date of this Joint Proxy Statement/Prospectus, RA has carried on no business activities and therefore has no prior financial performance.

Brookfield Mortgage Opportunity Income Fund Inc. (BOI)

The Financial Highlights table is intended to help you understand BOI’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BOI (assuming reinvestment of all dividends and/or distributions, if applicable). The information has been audited by Deloitte & Touche LLP, BOI’s independent registered public accounting firm. Financial statements for the fiscal year ended June 30, 2015, and the Report of the Independent Registered Public Accounting Firm thereon appear in BOI’s Annual Report for the fiscal year ended June 30, 2015, which is available upon request and incorporated herein by reference.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Financial Highlights

	For the Fiscal Year Ended June 30,		Period from March 26, 2013(1) through June
	2015	2014	30, 2013
Per Share Operating Performance:
Net asset value, beginning of period	$19.19	$18.33	$19.10	(2)
Net investment income	1.42 (3)	1.32	0.17
Net realized and unrealized gain (loss) on investment transactions and futures	(0.92)	1.07	(0.69)
Net increase (decrease) in net asset value resulting from operations	0.50	2.39	(0.52)
Distributions from net investment income	(1.44)	(1.32)	(0.18)
Return of capital distributions	(0.09)	(0.21)	(0.07)
Total dividends and distributions paid	(1.53)	(1.53)	(0.25)
Net asset value, end of period	$18.16	$19.19	$18.33
Market price, end of period	$15.81	$17.60	$18.46
Total Investment Return†	-1.53%	4.32%	-6.44	%(4)
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$412,561	$435,984	$416,289	(5)
Operating expenses excluding interest expense	1.74%	1.48%	1.44	%(5),(6)
Interest expense	0.58%	0.22%	0.00	%(5)
Total expenses	2.32%	1.70%	1.44	%(5)
Net investment income	7.59%	7.10%	3.36%
Portfolio turnover rate	32%	41%	2	%(4)
Reverse repurchase agreements, end of period (000s)	$162,769	$152,582	$4,438
Asset Coverage per $1,000 unit of senior indebtedness(7)	$3,535	$3,857	$94,801

†                 Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)         Commence of operations.

(2)         Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.

(3)         Per share amounts presented are based on average shares outstanding throughout the period indicated.

(4)         Not annualized.

(5)         Annualized.

(6)         Interest expense ratio was less than 0.01%.

(7)         Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equal $1,000 of senior indebtedness.

Brookfield Total Return Fund Inc. (HTR)

The Financial Highlights table is intended to help you understand HTR’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HTR (assuming reinvestment of all dividends and/or distributions, if applicable).  The information has been audited by BBD, LLP, HTR’s independent registered public accounting firm.  Financial statements for the year ended September 30, 2015 and the ten months ended September 30, 2014, and the Reports of the Independent Registered Public Accounting Firm thereon appear in HTR’s Annual Reports for the year ended September 30, 2015 and the ten months ended September 30, 2014, respectively, which are available upon request and incorporated by reference herein.

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

	For the Fiscal Year Ended September 30,	For the Ten Months Ended September 30,		For the Fiscal Year Ended November 30,
	2015	2014(5)		2013	2012	2011(7)	2010(7)	2009(7)	2008(7)	2007(7)	2006(7)	2005(7)

Per Share Operating Performance:
Net asset value, beginning of period	$26.93	$26.03		$24.59	$22.80	$24.80	$21.84	$19.48	$31.32	$36.52	$35.60	$36.60
Net investment income	1.99 (1)	1.85		2.08	2.24	1.68	2.12	2.04	2.40	2.84	2.64	3.16
Net realized and unrealized gain (loss) on investment transactions	(1.35)	0.95		1.64	3.01	(1.20)	2.92	2.60	(11.32)	(5.08)	1.16	(0.84)
Net increase (decrease) in net asset value resulting from operations	0.64	2.80		3.72	5.25	0.48	5.04	4.64	(8.92)	(2.24)	3.80	2.32
Net effect of shares repurchased	—	—		—	—	—	—	—	—	0.00 *	—	—
Distributions from net investment income	(2.05)	(1.85)		(2.10)	(2.24)	(1.84)	(2.08)	(2.28)	(2.92)	(2.96)	(2.88)	(3.32)
Return of capital distributions	(0.23)	(0.05)		(0.18)	(0.04)	(0.64)	—	—	—	—	—	—
Total dividends and distributions paid	(2.28)	(1.90)		(2.28)	(2.28)	(2.48)	(2.08)	(2.28)	(2.92)	(2.96)	(2.88)	(3.32)
Change due to rights offering(2)	—	—		—	(1.18)	—	—	—	—	—	—	—
Net asset value, end of period	$25.29	$26.93		$26.03	$24.59	$22.80	$24.80	$21.84	$19.48	$31.32	$36.52	$35.60
Market price, end of period	$21.32	$24.97		$23.31	$24.05	$22.56	$24.04	$20.80	$17.60	$28.68	$36.76	$32.88
Total Investment Return†	-6.00%	15.72	%(3)	6.41%	17.29%	4.11%	26.63%	32.45%	-30.87%	-14.79%	21.37%	-12.63%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$353,076	$375,913		$363,401	$343,304	$176,463	$191,738	$168,907	$150,440	$241,441	$281,704	$274,210
Gross operating expenses	1.03%	1.03	%(4)	1.04%	1.30%	1.18%	1.23%	1.29%	1.26%	1.08%	1.14%	1.08%
Interest expense	0.52%	0.55	%(4)	0.39%	0.41%	0.53%	0.31%	0.14%	0.79%	1.21%	1.76%	1.41%
Total expenses	1.55%	1.58	%(4)	1.43%	1.71%	1.71%	1.54%	1.43%	2.05%	2.29%	2.90%	2.49%
Net investment income	7.60%	8.31	%(4)	8.13%	9.19%	6.83%	9.34%	10.01%	9.09%	8.11%	7.36%	8.68%
Portfolio turnover rate	28%	26	%(3)	38%	75%	43%	204%	73%	15%	48%	81%	43%
Reverse repurchase agreements, end of period (000s)	$128,990	$161,522		$163,540	$103,490	$80,751	$81,513	$9,213	N/A (8)	N/A (8)	N/A (8)	N/A (8)
Asset Coverage per$1,000 of senior indebtedness(6)	$3,737	$3,327		$3,222	$4,317	$3,185	$3,352	$19,333	N/A (8)	N/A (8)	N/A (8)	N/A (8)

†                   Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*                   Rounds to less than $0.01.

(1)             Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)             Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held.  The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period.  The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.

(3)             Not annualized.

(4)             Annualized.

(5)             Amounts shown are for the ten months ended September 30, 2014, and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

(6)             Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(7)             The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012, and August 22, 2012, respectively.  Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split.  The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30	2011	2010	2009	2008	2007	2006	2005
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46	$4.87	$7.83	$9.13	$8.90
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20	$4.40	$7.17	$9.19	$8.22

(8)             Not available. During this period, loans outstanding and asset coverage per $1,000 unit of senior indebtedness were not reported.

Brookfield High Income Fund Inc. (HHY)

The Financial Highlights table is intended to help you understand HHY’s financial performance for the periods shown.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in HHY (assuming reinvestment of all dividends and/or distributions, if applicable).  The information has been audited by BBD, LLP, HHY’s independent registered public accounting firm.  Financial statements for the year ended September 30, 2015 and the three months ended September 30, 2014, and the Reports of the Independent Registered Public Accounting Firm thereon appear in HHY’s Annual Report for the year ended September 30, 2015 and the three months ended September 30, 2014, respectively, which are available upon request and incorporated herein by reference.

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

	For the Fiscal Year Ended September	For the Three Months Ended September		For the Fiscal Year Ended June 30,
	30, 2015	30, 2014(2)		2014	2013	2012	2011	2010	2009		2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.16	$10.70		$10.14	$9.86	$9.92	$9.25	$8.34	$9.78		$10.94		10. 46		$11.23
Net investment income (1)	0.76	0.21		0.88	0.92	0.91	0.93	0.67	0.67		0.78		0.76		0.83
Net realized and unrealized gain (loss) on investment, foreign currency transactions and forward currency contracts	(1.73)	(0.52)		0.60	0.27	(0.03)	0.69	0.80	(1.44)		(1.15)		0.47		(0.75)
Net increase (decrease) in net asset value resulting from operations	(0.97)	(0.31)		1.48	1.19	0.88	1.62	1.47	(0.77)		(0.37)		1.23		0.08
Distributions from net investment income	(0.77)	(0.23)		(0.91)	(0.91)	(0.94)	(0.95)	(0.56)	(0.65)		(0.79)		(0.75)		(0.85)
Distributions from net realized gains	(0.16)
Return of capital distributions	—	—		(0.01)	—	—	—	—	(0.02)		—		—		—
Total dividends and distributions paid	(0.93)	(0.23)		(0.92)	(0.91)	(0.94)	(0.95)	(0.56)	(0.67)		(0.79)		(0.75)		(0.85)
Net asset value, end of period	$8.26	$10.16		$10.70	$10.14	$9.86	$9.92	$9.25	$8.34		$9.78		$10.94		$10.46
Market price, end of period	$7.29	$9.37		$10.54	$9.62	$10.00	$9.90	$8.45	$7.01		$8.49		$9.90		$9.04
Total Investment Return†	-13.26	-9.05	%(4)	20.13%	5.12%	11.37%	29.77%	29.31%	-8.56%		-6.25%		18.19%		-2.46%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$210,983	$259,353		$73,260	$69,463	$67,491	$67,871	$63,263	$57,050		$66,895		$74,858		$71,542
Operating expenses	1.41%	1.82	%(3)	2.06%	1.63%	1.71%	1.65%	1.72%	2.08%		1.78%		1.77%		2.00%
Interest expense	0.51%	0.45	%(3)	0.48%	0.53%	0.62%	0.42%	0.11%	0.30%		1.47	%(6)	2.22	%(6)	2.15	%(6)
Total expenses	1.92%	2.27	%(3)	2.54%	2.16%	2.33%	2.07%	1.83%	2.38	%(2)	3.25%		3.99%		4.15%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.41%	1.82	%(3)	1.95%	1.52%	1.59%	1.53%	1.63%	1.77%		1.54%		1.52%		1.89%
Net investment income	8.04%	8.04	%(3)	8.47%	8.87%	9.45%	9.36%	7.33%	8.23%		7.54%		6.93%		7.61%
Net investment income, excluding the effect of fee waivers and reimbursement	8.04%	8.04	%(3)	8.36%	8.76%	9.33%	9.25%	7.24%	7.92%		7.30	%(6)	6.68	%(6)	7.50%
Portfolio turnover rate	27%	11	%(4)	28%	28%	24%	46%	67%	20%		33%		54%		46%
Credit facility, end of period	$82,317	$102,800		$28,000	$30,400	$30,400	$29,400	$18,662	N/A	(7)	N/A	(7)	N/A	(7)	N/A	(7)
Asset Coverage per $1,000 unit of senior indebtedness(5)	$3,563	$3,523		$3,616	$3,280	$3,220	$3,310	$4,390	N/A	(7)	N/A	(7)	N/A	(7)	N/A	(7)

†                   Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(1)             Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(2)             Amounts shown are the three months ended September 30, 2014, and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from June 30 to September 30.

(3)             Annualized.

(4)             Not annualized.

(5)             Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(6)             Certain reclassifications have been made to the financial highlights for the fiscal years ended June 30, 2004. through June 30, 2008, to conform to the presentation followed in the preparation of the financial highlights for the fiscal year periods ended thereafter.

(7)             Not available. During this period, loans outstanding and asset coverage per $1,000 unit of senior indebtedness were not reported.

INFORMATION ABOUT THE REORGANIZATIONS

General

Pursuant to the Reorganization Agreements (a form of which is attached as Appendix B), each Target Fund will transfer all of its assets and all of its liabilities to the Acquiring Fund, terminate its registration under the 1940 Act and liquidate and dissolve pursuant to Maryland law.  Shares of the Acquiring Fund common stock issued to a Target Fund’s shareholders will have an aggregate net asset value equal to the aggregate net asset value of such Target Fund’s shares of common stock outstanding immediately prior to the Reorganizations (though shareholders will receive cash for their fractional shares of common stock).  Each shareholder of a Target Fund will receive the number of shares of common stock of the Acquiring Fund corresponding to his or her proportionate interest in the shares of common stock of such Target Fund.

The distribution of shares of common stock of the Acquiring Fund to Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts shares of common stock of the Acquiring Fund.  Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of shares of common stock of the Acquiring Fund due such shareholder.

As a result of the Reorganizations, each common shareholder of a Target Fund will own shares of common stock of the Acquiring Fund that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Target Fund shares of common stock immediately prior to the Closing Date. No fractional shares of common stock of the Acquiring Fund, however, will be distributed in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional shares of common stock of the Acquiring Fund due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional shares of common stock, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares of common stock (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder that were converted into Acquiring Fund shares of common stock, provided the Target Fund shares were held as capital assets. As a result of the Reorganizations, shareholders of the Target Funds will hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements.  This summary is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B.

Valuation of Shares of Common Stock

The net asset value of each Target Fund shall be the net asset value computed as of the Valuation Time (as defined in the Reorganization Agreements), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of each Target Fund. The net asset value of the Acquiring Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund. The Target Funds and the Acquiring Fund have the same valuation procedures.

Conditions

Under the terms of the Reorganization Agreements, the Reorganizations are conditioned upon, among other things, (a) approval by shareholders of the Target Funds, (b) the Funds’ receipt of an opinion to the effect that such Reorganizations will qualify as tax-free reorganizations under the Code, and (c) each Fund’s receipt of certain routine certificates.

Termination

Each Reorganization Agreement may be terminated by resolution of the Board of Directors of any Fund at any time prior to the Effective Date (as defined in the Reorganization Agreements), if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with such Reorganization inadvisable.

Expenses of the Reorganization

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the Special Meeting, will be borne by the Adviser.  Such costs are estimated to be approximately $700,000.

Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).  The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of common stock of a Target Fund as capital assets for federal income tax purposes (generally, assets held for investment).  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of federal income tax consequences is for general information only.  The Funds’ shareholders should consult their own tax advisers regarding the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that each respective Target Fund and RA receive an opinion from Paul Hastings, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.  The opinion of Paul Hastings will be based on federal income tax law in effect on the Closing Date.  In rendering its opinion, Paul Hastings will also rely upon certain representations of the management of each Target Fund and RA and assume, among other things, that each Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein.  An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the general federal income tax consequences of the Reorganization can be summarized as follows:

•                                          No gain or loss will be recognized by the Target Funds or RA by reason of the Reorganizations.

•                                          No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund shares of common stock solely for RA shares of common stock pursuant to the Reorganizations (except with respect to cash received in lieu of fractional shares).

•                                          The aggregate tax basis of RA shares of common stock received by a shareholder of a Target Fund pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s Target Fund shares of common stock surrendered in exchange therefore (reduced by any amount of tax basis allocable to fractional RA shares of common stock for which cash is received).

•                                          The holding period of RA shares of common stock received by a shareholder of a Target Fund pursuant to the Reorganizations will include the holding period of the shareholder’s Target Fund shares of common stock surrendered in exchange therefor.

•                                          RA’s tax basis in the Target Funds’ assets received by RA pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of each Target Fund immediately prior to the Reorganizations, and RA’s holding period for such assets will, in each instance, include the period during which the assets were held by such Target Fund.

RA intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

To the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization prior to such Reorganization closing, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. Under current market conditions, it is expected that up to approximately 40% of the securities held by BOI, up to approximately 50% of the securities held by HTR, and up to approximately 5% of the securities held by HHY, respectively, may be sold in connection with the Reorganizations as RA’s portfolio managers seek to fully align or reposition the portfolio with RA’s broader investment guidelines. Brookfield expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund.   RA’s portfolio managers expect that the majority (i.e., more than fifty percent (50%)) of the repositioning of each Target Fund will occur in the first six months following the Reorganizations. A portion of the repositioning, however, may take place before the closing of the Reorganizations while certain repositioning may take as long as two years following the Reorganizations, depending upon market conditions and the liquidity of certain securities. RA’s portfolio managers do not expect the repositioning to result in significant transaction costs because most of the repositioning will involve the sale of fixed income securities where the transaction costs are built into the price of such securities. To the extent there are transaction costs associated with portfolio repositioning prior to the Reorganizations, such costs will be borne by the respective Target Funds. To the extent there are transaction costs associated with portfolio repositioning after the Reorganizations, such costs will be borne by the Combined Fund shareholders. The taxable income generated by of any such sales (or deemed sales) prior to the Reorganizations would be determined by the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long -term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date.  Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant.  The Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) will also be subject to the tax loss limitation rules described below because the Acquiring Fund will also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant.  For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post- ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS).  Subject to certain limitations, the unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, since it will undergo an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), the Adviser currently expects that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization.  The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, the financial performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain.  Information with respect to the Funds’ capital loss carryforwards as of September 30, 2015, is set forth below:

Capital Loss Amount*

Expiration	BOI	HTR	HHY
September 30, 2016	$—	$7,710,904	$3,569,974
September 30, 2017	$—	$38,404,880	$22,344,026
September 30, 2018	$—	$18,161,948	$—
September 30, 2019	$—	$12,712,591	$—
Infinite (Short-Term)	$2,085,839	$1,791,206	$936,031
Infinite (Long-Term)	$—	$394,189	$3,273,543
Total	$2,085,839	$79,175,718	$30,123,574

*                                         The Target Funds anticipate that approximately $77 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above.  No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances.  The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long -term capital gains earlier than they would have in the absence of the Reorganizations.  Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term.  The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses).  Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Funds have fixed the close of business on May 18, 2016, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.  Shareholders at the close of business on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the close of business on the Record Date, the Funds had outstanding the following amount of shares of common stock:

Title of Class	BOI	HTR	HHY
Common Stock	[•]	[•]	[•]

Proxies

Shareholders may vote by appearing in person at the Special Meeting.  Shareholders may also authorize a proxy to vote their shares by returning the enclosed proxy card or via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below.  Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by AST Fund Solutions, LLC, or by “touch-tone” telephone voting.  The authorizing of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting.  To use the Internet, please access the Internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.  Any person authorizing a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later -dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person.  The authorizing of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Photographic identification and proof of ownership will be required for admission to the meeting.  For directions to the meeting, please contact the Funds at (855) 777-8001 or at funds@brookfield.com.  If you are planning to attend the Special Meeting, please RSVP to funds@brookfield.com at least one day prior to the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting.

Quorum

Under the Bylaws of each Fund, the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast constitutes a quorum at the Special Meeting.  The inspectors of election, who may be employees of the Adviser, or the chairman of the Special Meeting will determine whether or not a quorum is present at the Special Meeting. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter), if any, will be considered as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting.  The Proposals are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

With respect to each Proposal, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal.

Voting Requirements for Proposal 1:  The Reorganization of the Target Funds

Proposal	Required Approval

Shareholders of HHY:

Proposal 1(A): The shareholders of HHY are being asked to consider and vote upon an Agreement and Plan of Reorganization between HHY and Brookfield Real Assets Income Fund Inc. (“RA”) (the “HHY Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HHY of all of its assets to RA in exchange solely for newly issued shares of common stock, $0.001 par value per share, of RA, and RA’s assumption of all of the liabilities of HHY; (ii) the distribution of such newly issued shares of common stock of HHY to the common shareholders of HHY (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HHY in accordance with applicable law (the “HHY Reorganization”).

The affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Shareholders of HTR:

Proposal 1(B): The shareholders of HTR are being asked to consider and vote upon an Agreement and Plan of Reorganization between HTR and RA (the “HTR Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by HTR of all of its assets to RA in exchange solely for newly issued shares of common stock, $0.001 par value per share, of RA, and RA’s assumption of all of the liabilities of HTR; (ii) the distribution of such newly issued shares of common stock of RA to the common shareholders of HTR (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of HTR in accordance with applicable law (the “HTR

The affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Proposal	Required Approval
Reorganization”).

Shareholders of BOI:

Proposal 1(C): The shareholders of BOI are being asked to consider and vote upon an Agreement and Plan of Reorganization between BOI and RA (the “BOI Reorganization Agreement”) and the transactions contemplated thereby, including, among other things: (i) the transfer by BOI of all of its assets to RA in exchange solely for newly issued shares of common stock of RA, and RA’s assumption of all of the liabilities of BOI; (ii) the distribution of such newly issued shares of common stock, $0.001 par value per share, of RA to the common shareholders of BOI (with cash being distributed in lieu of fractional shares of common stock); and (iii) the liquidation, dissolution and termination of BOI in accordance with applicable law (the “BOI Reorganization”).

The affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Voting Requirements for Proposal 2:  Appointment of Sub-Adviser for BOI and HTR

Proposal	Required Approval

Shareholders of BOI:

Proposal 2(A): The shareholders of BOI are being asked to consider and vote upon an investment sub-advisory agreement among Brookfield Investment Management Inc., BOI and Schroder Investment Management North America Inc.

The affirmative vote of a “majority of the outstanding voting securities” of a Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund entitled to vote at the Meeting.

Shareholders of HTR:

Proposal 2(B): The shareholders of HTR are being asked to consider and vote upon an investment sub-advisory agreement among Brookfield Investment Management Inc., HTR and Schroder Investment Management North America Inc.

The affirmative vote of a “majority of the outstanding voting securities” of a Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund entitled to vote at the Meeting.

SHAREHOLDER INFORMATION

[As of the Record Date, the directors and officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.]

[As of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund’s outstanding common stock, except as described in the following tables.]  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.  A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval.  Information as to beneficial ownership of shares of common stock, including percentage of shares of common stock beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing reports from each Fund’s transfer agent as of the Record Date.  The Funds do not have knowledge of the identity of the ultimate beneficiaries of the shares of common stock listed below.

Brookfield Mortgage Opportunity Income Fund Inc. (BOI)

Shareholder and Address	Shares of Common Stock Beneficially Owned	% Outstanding Shares of Common Stock Beneficially Owned
[ ]	[ ]	[ ]

Brookfield Total Return Fund Inc. (HTR)

Shareholder and Address	Shares of Common Stock Beneficially Owned	% Outstanding Shares of Common Stock Beneficially Owned
[ ]	[ ]	[ ]

Brookfield High Income Fund, Inc. (HHY)

Shareholder and Address	Shares of Common Stock Beneficially Owned	% Outstanding Shares of Common Stock Beneficially Owned
[ ]	[ ]	[ ]

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires each Fund’s officers and directors and persons who own more than ten-percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE.  Officers, directors and greater than ten-percent stockholders are required by regulations of the SEC to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on their review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended June 30, 2015 (with respect to BOI), and during the fiscal year ended September 30, 2015 (with respect to HTR and HHY), all filing requirements applicable to the Funds’ officers, directors and greater than ten-percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS

Each Fund’s current Bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders or propose business for consideration at such meeting, written notice containing the information required by the respective Fund’s current Bylaws must be received by the Secretary of the Fund at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, not earlier than 150 days nor later than 5:00 p.m., Eastern time, 120 days in advance of the date the Fund’s proxy statement was released to stockholders for the preceding year’s annual meeting.  Under the rules of the SEC, if a shareholder wishes to submit a proposal for possible inclusion in a Fund’s proxy statement for its annual meeting pursuant to Rule 14a-8 of the 1934 Act, the Fund must receive it not less than 120 calendar days before the anniversary of the date its proxy statement was released to stockholders for the previous year’s annual meeting.  All nominations and proposals must be in writing.  Once the Reorganizations are consummated, there will be no future meetings of the Target Funds’ shareholders.  If the Reorganizations are not consummated, nominees and proposals for each Target Fund must be provided in accordance with the procedures set forth in this paragraph and the respective Target Fund’s current Bylaws.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [•], 2016.  Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication.  The Funds and the Adviser have retained AST Fund Solutions, LLC, a proxy solicitation firm, to assist the solicitation and tabulation of proxies.  The cost of AST Fund Solutions, LLC’s services in connection with the appointment of SIMNA and in connection with the Reorganizations will be borne by the Adviser. In addition, [  ] will assist the Funds in the printing and distribution of proxy materials and the tabulation of proxies.  The cost of printing services in connection with the appointment of SIMNA and in connection with the Reorganizations will be borne by the Adviser.  Such costs are estimated to be approximately $700,000.

LEGAL PROCEEDINGS

In connection with the proposed Reorganizations of BOI, HTR and HHY into RA, all potential liabilities and/or recoveries associated with the Opt-Out Actions (defined below) are to be assumed by RA, including any potential claims by the Closed-End Funds(2) for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below). Prior to the reorganizations, BOI and HTR did not have any litigation pending.

On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding captioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants.  Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).

One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”, i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleges resulted in damages in excess of $342,000.  After further motion practice, the Plaintiff subsequently filed a Third Amended Complaint which RHY and the non-fund defendants answered. The Small Action remains pending.  The parties to the Small Action subsequently settled the case at a Court-ordered mediation.

In another case, the Starnes Action, the Court initially dismissed all claims brought by three of the five plaintiffs.  For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court initially dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY.  The Closed-End Funds and non-fund defendants thereafter filed motions to reconsider the Court’s rulings in the Starnes Action and Stein Action, which the Court granted, dismissing both cases in their entirety.  Plaintiffs appealed the dismissals of the Starnes Action and Stein Action to the Sixth Circuit Court of Appeals (the “Sixth Circuit”), and the cases were consolidated for briefing.  Briefing before the Sixth Circuit was completed on January 2, 2016. The Sixth Circuit heard oral argument on the appeal on April 19, 2016. A decision on the appeal remains pending.

In the Adkins Action, brought on behalf of approximately one-hundred plaintiffs, the Court granted defendants’ motion to dismiss in its entirety. Plaintiffs filed a motion to reconsider the Court’s ruling. On March 9, 2016, the Court granted plaintiffs’ motion to reconsider and vacated its prior order dismissing the case. On April 21, 2016, defendants filed a motion to reconsider the Court’s March 9, 2016 ruling. Briefing on the motion to reconsider is ongoing and a decision remains pending.  The Adkins Action, Starnes Action and Stein Action seek, among other forms of relief, compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.

No estimate of the effect, if any, of these pending lawsuits on HHY can be made at this time.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of RA common stock will be passed upon by Paul Hastings and Venable LLP, who serves as special Maryland counsel to the Funds. Sullivan & Worcester LLP serves as counsel to the Independent Directors.

(2)  In 2014, each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (together with their predecessors, the “Closed-End Funds”) were reorganized into HHY.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of each Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Under Maryland law and each Fund’s Bylaws, the only matters that may be acted on at a special meeting of shareholders are those stated specifically in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting or any postponement or adjournment thereof.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the Chairman of the Special Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the Chairman, the shareholders of the applicable Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting and without setting a new record date for the Special Meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.  The communication should indicate that you are a Fund shareholder.  If the communication is intended for a specific director and so indicates, it will be sent only to that director.  If a communication does not indicate a specific director, it will be sent to the Chairman of the Nominating and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.  Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board.  Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

Brookfield, on its own behalf and on behalf the funds managed by Brookfield and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders.  Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times.  This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What Information Do We Collect?

We collect the following Personal Information about you:

•                                          Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•                                          Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•                                          Information we may receive from our due diligence, such as your creditworthiness and your credit history.

What Is Our Privacy Policy?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs.  We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so.  For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•                                          Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, Advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•                                          Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•                                          Other organizations, with your consent or as directed by you; and

•                                          Other organizations, as permitted or required by law (e.g., for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy.  We require third parties to comply with our standards for security and confidentiality.

How Do We Protect Client Information?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you.  It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information.  We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

OTHER INFORMATION

Regardless of whether you plan to be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly.  No postage is necessary if the enclosed proxy card is mailed in the United States.

/s/
Brian F. Hurley
President

Brookfield Mortgage Opportunity Income Fund Inc. Brookfield Total Return Fund Inc.
Brookfield High Income Fund Inc.
Brookfield Real Assets Income Fund Inc.

[•], 2016

APPENDIX A

FORM OF SUB-ADVISORY AGREEMENT

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

The information contained in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.  This Statement of Additional Information is not a prospectus.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF
BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
BROOKFIELD TOTAL RETURN FUND INC.
BROOKFIELD HIGH INCOME FUND INC.
AND
BROOKFIELD REAL ASSETS INCOME FUND INC.

Subject to completion, dated [•], 2016

This Statement of Additional Information is available to the shareholders of (i) Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”) (ii) Brookfield Total Return Fund Inc. (“HTR”), (iii) Brookfield High Income Fund Inc. (“HHY”) (each a “Target Fund” and collectively, the “Target Funds”) and (iv) Brookfield Real Assets Income Fund Inc. (“RA” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) in connection with the proposed reorganizations (each a “Reorganization” and collectively, the “Reorganizations”) whereby each Target Fund will transfer all of its assets to RA in exchange for shares of common stock of RA and the assumption by RA of all of the liabilities of that Target Fund.  The term “Combined Fund” will refer to RA as the surviving fund after the Reorganizations. Thereafter, each Target Fund will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and liquidate and dissolve pursuant to Maryland law.  In each Reorganization, the holders of outstanding shares of common stock of each Target Fund will receive newly-issued shares of common stock of RA, $0.001 par value per share, in a liquidating distribution.  The aggregate net asset value of shares of RA common stock received by the common shareholders of each Target Fund in a Reorganization will equal the aggregate net asset value of applicable shares of common stock held by such shareholders immediately prior to that Reorganization.  Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2016, relating to the proposed Reorganizations.  A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, or by calling (855) 777-8001.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

1

2

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objectives, policies and techniques.

Options (All Funds)

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if a Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio.  A call option is also covered if a Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high -grade short-term obligations in a segregated account with its custodian.  A call option is “uncovered” if the underlying security covered by the call is not held by a Fund.  A put option is “covered” if a Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of Brookfield Investment Management Inc. (the “Adviser”) to correctly predict the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

3

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, in which case a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that a Fund purchases options pursuant to a hedging strategy, a Fund will be subject to the following additional risks.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security.  If restrictions on exercise are imposed, a Fund may be unable to exercise an option it has purchased.  If a Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on Securities Indices (All Funds)

Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

A Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of a Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by a Fund.

Options on Foreign Currencies (RA, BOI and HHY only)

Instead of purchasing or selling currency futures (as described below), a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets.  A put option gives a Fund the right to sell a currency at the exercise price until the option expires.  A call option gives a Fund the right to purchase a currency at the exercise price until the option expires.  Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.  A Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Joint Proxy Statement/Prospectus.  Currency options may be subject to position limits that may limit the ability of a Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, a Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that a Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

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Futures Contracts and Options on Futures (All Funds)

A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.  These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

A Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets.  It is anticipated that these investments, if any, will be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of a Fund.  In this regard, a Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of a Fund.

Futures and options on futures entail certain risks, including but not limited to the following:  no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of a Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event a Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, a Fund may establish a

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segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon (All Funds)

A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, a Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities.  If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have.  A Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, a Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which a Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, a Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them.  Subsequently, a Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position.  To the extent a Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  A Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase.  If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

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Currency Futures and Options Thereon (RA, BOI and HHY only)

Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously.  By entering into currency futures and options thereon, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time.  By selling currency futures, a Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency.  In this way, whenever a Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency.  By purchasing currency futures, a Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month.  Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, a Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow a Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.  If a Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, a Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by a Fund.  If exchange rates move in a way a Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon (All Funds)

Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, a Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts may be closed out.  A Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts (RA, BOI and HHY only)

Subject to guidelines of the Board of Directors, a Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated.  A Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.  A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions.  A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.  To assure that its forward currency contracts are not used to achieve investment leverage, a Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

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Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC.  The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund if it utilizes these instruments.

The dealings of a Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends.  Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar.  In this situation, a Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross hedge”).

In hedging a specific transaction, a Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser.  The amount a Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.  A Fund will only enter into forward currency contracts with parties that the Adviser believes to be creditworthy institutions.

A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions.  A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.  To assure that its forward currency contracts are not used to achieve investment leverage, a Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub -custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of a Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends.  Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar.  In this situation, a Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, a Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser.  The

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amount a Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.  A Fund will only enter into forward currency contracts with parties that the Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon (All Funds)

A Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon which a Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates.  If the Adviser’s expectations are not met, a Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts (RA, BOI and HHY only)

Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”).  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

Exclusion from Definition of Commodity Pool Operator (All Funds)

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund.  Each Fund and the Adviser are therefore not subject to registration or

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regulation as a commodity pool operator under the CEA.  In order to claim the Rule 4.5 exemption, a Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Risks of Currency Transactions (RA, BOI and HHY only)

Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swap Agreements and Options on Swap Agreements (All Funds)

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Each Fund, except HTR, may also invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

Each Fund, except HTR, also may enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by a Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

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A swap agreement may be considered a form of leverage, and could magnify a Fund’s gains or losses.  Whether a Fund’s use of swap agreements or swap options will be successful will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.  If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over -the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.  A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.  If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for a Fund.  While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements.  Because the legislation leaves much to rule making, its ultimate impact remains unclear.  New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result.  It is also unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps (All Funds)

Credit default swap agreements that a Fund may use may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  A Fund may be either the buyer or seller in the transaction.  If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty

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risk and credit risk.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Securities of Investment Companies (RA, BOI and HHY only)

To the extent a Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory fees.

Exchange-Traded Funds.  ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act.  Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.  The Fund may rely on these exemptive orders in investing in ETFs.

Warrants and Rights (RA, BOI and HHY only)

Each Fund may invest in warrants, rights and stock purchase rights.  Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time.  The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Reverse Repurchase Agreements (All Funds)

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those

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portfolio securities.  Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

Loans of Portfolio Securities (All Funds)

The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.

A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets.  A Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by a Fund on five business days’ notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to a Fund.  Any gain or loss in the market price during the loan period would inure to a Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of a Fund is unsettled.  As a result, in rare circumstances, there may be a restriction on a Fund’s ability to sell the collateral and the Fund would suffer a loss.  When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities.  A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments (RA, BOI and HHY only)

Subject to a Fund’s investment restrictions, when a temporary defensive period is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments.  During temporary defensive periods, a Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the

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discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.  During temporary defensive periods, a Fund may be less likely to achieve its investment objective.

U.S. Government Securities (All Funds)

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987).  Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer.  Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.  Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the FDIC.  The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity.  Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon U.S. government securities do not require the periodic payment of interest.  These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest.  A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.  Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Inverse Floating Rate Securities (All Funds)

A Fund may invest in inverse floating rate obligations.  The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

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Debt Obligations of Non-U.S. Governments (RA, BOI and HHY only)

A Fund may invest in debt obligations of non-U.S. governments.  An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations.  The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.  In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds (All Funds)

A Fund may invest in Eurodollar instruments and Samurai and Yankee bonds.  Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe.  Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers.  Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations.  A Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).  ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar- denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non- U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations (RA, BOI and HHY only)

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.  Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds)

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.  The Fund establishes its own standards of creditworthiness for issuers of such instruments.

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Certificates of Deposit (RA, BOI and HHY only)

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

A Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes (RA, BOI and HHY only)

A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities.  These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice.  The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution.  The purchase price is ordinarily par plus accrued and unpaid interest.  Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

A Fund may also buy variable rate master demand notes.  The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These instruments permit weekly and, in some instances, daily changes in the amounts borrowed.  A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  The notes may or may not be backed by bank letters of credit.  Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time.  In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.  While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited Partnerships (RA, BOI and HHY only)

A Fund may obtain interests in limited partnerships.  A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners.  As a limited partner, a Fund generally is not permitted to participate in the management of the partnership.  However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

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Master Limited Partnerships (RA, BOI and HHY only)

A Fund may invest in equity securities of master limited partnerships (“MLPs”) and their affiliates.  An MLP generally has two classes of partners, the general partner and the limited partners.  The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then convert to common if certain financial tests are met.  As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels.  As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.  The general partner’s incentive compensation typically increases to up to 50% of incremental income.  Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels.  Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met.  In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLP common units trade on a national securities exchange or over -the-counter.  Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.  MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation.  Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, they generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to -one ratio upon the passage of time or the satisfaction of certain financial tests.  These units do not trade on a national exchange or over -the-counter, and there is no active market for convertible subordinated units.  The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units.  Because convertible subordinated units generally convert to common units on a one-to -one ratio, the price that a Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount.  The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

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MLP I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP.  The issuer has management rights but is not entitled to incentive distributions.  The I-Share issuer’s assets consist exclusively of MLP I-units.  Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs.  Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations.  The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Zero Coupon and Payment In-Kind Securities (RA, BOI and HHY only)

A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind (“PIK securities”).  Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.  Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity.  PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest.  A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s dividend and distribution obligations.  As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Securities (RA, BOI and HHY only)

A Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars.  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers.  Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.  Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.  Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries.  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.  Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners.  Protectionist trade legislation enacted by those trading partners could have a significant

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adverse effect on the securities markets of those countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries.  Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.  A Fund may be subject to currency exposure independent of its securities positions.  To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.  A Fund’s net currency positions may expose it to risks independent of its securities positions.

A Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”).  Some Foreign Custodians may be recently organized or new to the foreign custody business.  In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations.  Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company.  Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.  For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank.  ADRs are traded on domestic exchanges or in the U.S.  OTC market and, generally, are in registered form.  EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed

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for use in the non-U.S. securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers.  The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.  However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, a Fund may invest in countries with emerging economies or securities markets.  Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.  Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Emerging Markets Securities (RA, BOI and HHY only)

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets.  In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors.  Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S.  In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers.  Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.  The markets for securities in certain emerging countries are in the earliest stages of their development.  Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, prices may be unduly influenced by traders who control large positions in these markets.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in emerging countries develop, foreign investors may be

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adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed.  To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees.  These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund.  Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund.  A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries.  This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.  Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets.  A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may seek investment opportunities within former “Eastern bloc” countries.  Most of these countries had a centrally planned, socialist economy for a substantial period of time.  The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.  However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear.  In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

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Subordinated Securities (All Funds)

The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities.  Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock.  Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities).  As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Floating Rate Loans (RA and BOI only)

The Fund may invest in floating rate securities.  A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors.  The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf.  In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount.  The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders.  LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein.  The Fund may invest in loans in different ways.  The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans (RA and BOI only)

It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders.  When a new issue is purchased, such an investment is typically made at par.  This means that a Fund receives a return at the full interest rate for the loan.  Secondary purchases of loans may be made at par, at a premium from par or at a discount from par.  When a Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment.  Consequently, a Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan.  A Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.  At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments (RA, BOI and HHY only)

An assignment represents a portion of a loan previously attributable to a different lender.  The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor.  Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests (RA, BOI and HHY only)

Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan.  A Fund may acquire participation interests from the financial institution or from another investor.  A Fund typically will have a contractual relationship only with the financial institution that issued the

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participation interest.  As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower.  In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest.  As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest.  In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Short Sales (All Funds)

A Fund may, subject to investment restrictions, engage in short sale transactions, for hedging purposes.  When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities.  The Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed.  The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.  To the extent that the value of the collateral deposited by the Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the SEC, a senior security will be deemed to have been created.  Any senior security so created will be indebtedness and will be subject to the Fund’s fundamental investment restriction concerning aggregate indebtedness.  That restriction limits the aggregate amount of the Fund’s senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of the Fund’s total assets.  Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.  To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.

The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.  In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

When-Issued and Forward Commitment Transactions (All Funds)

A Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return.  When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction.  At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV.  At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily.  On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow.  When-issued securities and forward commitments may be sold prior to the settlement date.  If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.  There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.  Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

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Guaranteed Mortgage Pass-Through Securities (All Funds)

The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans.  These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.

1) Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development.  Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans.  The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty.  In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S.  Treasury with no limitations as to amount.  Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

2) Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938.  The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.  Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

3) Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.  Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Investment Grade Corporate Securities (RA, HTR and HHY only)

Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock.  The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security.  The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.

Debt Securities Issued by Real Estate Investment Trusts (All Funds)

A Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts (“REIT Debt Securities”).  The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”).  Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

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REIT Debt Securities, for the most part, are general and unsecured obligations.  These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection.  Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.

INVESTMENT RESTRICTIONS

The Funds have similar (but not identical) investment limitations.  A comparison of the Funds’ investment limitations (all of which are “fundamental”) is set forth in the table below.  Fundamental investment limitations may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).  The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

RA (Acquiring Fund)	HTR	BOI	HHY

Diversification	Diversification	Diversification	Diversification

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

	Same as RA	Same as RA	Same as RA

Concentration	Concentration	Concentration	Concentration

The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its net assets in investments offering exposure to real assets, which includes Real Estate Securities, Infrastructure Securities and Natural Resources Securities, as defined in the Joint Proxy Statement/Prospectus.

The Fund may not invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry, however, the Fund under normal circumstances will invest at least 25% of its total assets in mortgage backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (also referred to as “privately issued mortgage backed securities”).

The Fund may not invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry; however, the Fund under normal circumstances will invest at least 25% of its total assets in mortgage backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (also referred to as “privately-issued mortgage backed securities”).

The Fund may not purchase any security if as a result 25% or more of the its total assets of the Fund would be invested in the securities of issuers having their principal business activities in the same industry, provided that this restriction does not apply to U.S. Government Securities (as defined in the Fund’s Prospectus).

Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate

The Fund may not purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests	The Fund may not purchase real estate or interests therein other than mortgage backed securities, derivative mortgage backed securities

The Fund may not purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real

The Fund may not purchase, hold, deal in or sell real estate, or oil, gas or other mineral leases or exploration or development programs, except (i) as the foregoing may be acquired through foreclosure, provided that

25

RA (Acquiring Fund)	HTR	BOI	HHY

therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

and similar instruments. The Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.

estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

these are liquidated in a commercially reasonable period thereafter, and (ii) that the Fund may purchase and sell securities that are issued by companies that invest in, or that are secured by, oil, gas or other minerals, real estate, or interests therein.

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions.

Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings

The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act. The Fund may not borrow money, except as permitted by the 1940 Act.

The Fund may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund’s total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps maintained in accordance with the guidelines in Rel. 10666 will not be treated as senior securities.

The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restrictions in the above paragraph. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply

		The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act. The Fund may not borrow money, except as permitted by the 1940 Act.	The Fund may not issue senior securities or borrow money except as permitted by the 1940 Act.

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RA (Acquiring Fund)	HTR	BOI	HHY

with the guidelines in Rel. 10666, including the collateral requirements.

Lending	Lending	Lending	Lending

The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

The Fund may not make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans).

Same as RA

The Fund may not make loans of its assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties except through entering into repurchase agreements and purchasing debt instruments or other investments of the type contemplated by the Fund’s investment objectives and policies.

Underwriting	Underwriting	Underwriting	Underwriting

The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter

Same as RA

The Fund may not underwrite securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act in connection with the purchase or sale of portfolio securities.

Short Sales	Short Sales	Short Sales	Short Sales

No fundamental policy

The Fund may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

		No fundamental policy	No fundamental policy

Exercise of Control	Exercise of Control	Exercise of Control	Exercise of Control

No fundamental policy	The Fund may not invest for the purpose of exercising control over management of any company.	No fundamental policy	No fundamental policy

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For all of the Funds, the following interpretation applies to, but is not a part of, the fundamental limitation with respect to diversification:  Asset- and mortgage - backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage -backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to the fundamental policies relating to borrowing money set forth under “Senior Securities and Borrowing” above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes.  A Fund’s total assets include the amounts being borrowed.  To limit the risks attendant to borrowing, the 1940 requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions.  In accordance with SEC staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC).  The policies under “Senior Securities and Borrowing” above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit a Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act.  Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.  Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policies set forth under “Underwriting” above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  Those circumstances currently are that the amount of a Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.  A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act.  Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy under “Underwriting” above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policies under “Lending” above, the 1940 Act does not prohibit a Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Both transactions involving indebtedness and preferred shares issued by a Fund would be considered senior securities under the 1940 Act.  A Fund may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness.  A Fund may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

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DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of five individuals, four of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”).

The Role of the Board

Each Fund’s Board provides oversight of the management of the business and affairs of the respective Fund.  As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management of the business and affairs of a Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub -administrator, custodian, and transfer agent.  The Board has elected senior employees of the Adviser as officers of the Funds, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding each Fund’s operations.  For example, the Treasurer of the Funds provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Funds’ investment activities and performance.  The Board has elected a Chief Compliance Officer who administers the Funds’ compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  Currently, 80% of the members of each Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of a Fund (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates.  Each Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below.  Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings.  The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings.  The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Funds.  Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.  For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board.  The Board reviews its structure annually.  The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund shareholders.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser.  Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways.  For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed.  Furthermore, the full Board meets with the Funds’ Chief Compliance Officer at least quarterly to discuss compliance risks relating to the Fund, the Adviser and the Funds’ other service providers.  The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Funds’ independent registered public accounting firm and,

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when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002.  The Audit Committee also meets at least quarterly with the Funds’ Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Fund’s Board believes that each Director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Funds, as well as having served on the Board of the Funds.  They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operations of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors.  The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the Directors and their Director Attributes is provided below.  Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests.

Edward A. Kuczmarski — In addition to his tenure as a Director of the Funds, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  He also currently serves on the board of directors/trustees for several other investment management companies.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski serves as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

Louis P. Salvatore — In addition to his tenure as a Director of the Funds, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies.  Mr. Salvatore previously spent over thirty years in public accounting.  He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization.  Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

Stuart A. McFarland — In addition to his tenure as a Director of the Funds, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance.  He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp.  Mr. McFarland currently serves on the board of directors and audit committees for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors.  Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

Heather S. Goldman — Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser.  Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries.  She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of

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the Adviser, its operations and personnel.  She also has experience working in other roles for the parent company of the Adviser.  Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management business in New York.  Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

Jonathan C. Tyras — Mr. Tyras is the General Counsel, Chief Financial Officer and a Managing Director of the Adviser.  Mr. Tyras has extensive knowledge of the Adviser, its operations, personnel and financial resources.  Prior to joining the Adviser in 2006, Mr. Tyras spent eight years as a capital markets attorney with a major international law firm after beginning his career with Ernst & Young LLP.  His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Funds.

Board Meetings

BOI held four regular meetings during the fiscal year ended June 30, 2015.  HTR held four regular meetings during the fiscal year ended September 30, 2015.  HHY held four regular meetings during the fiscal year ended September 30, 2015.  For each Target Fund, each Director attended at least 75% of the aggregate of the meetings of each Fund’s Board of Directors and Board committees on which he or she served during the time period.  The Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Kuczmarski, McFarland, and Salvatore and Ms. Goldman, all of whom are Independent Directors.  The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith.  BOI held three Audit Committee meetings during the fiscal year ended June 30, 2015.  HTR held four Audit Committee meetings during the fiscal year ended September 30, 2015.  HHY held four Audit Committee meetings during the fiscal year ended September 30, 2015.  In each instance all of the members of the Audit Committee attended all of the Audit Committee meetings(1).  Mr. Salvatore serves as a Chairman of each Audit Committee.  Each Board has determined that Messrs.  Kuczmarski, McFarland, and Salvatore are each an “audit committee financial expert,” as defined in Item 407 of Regulation S-K promulgated by the SEC.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on each Fund’s website at www.brookfieldim.com.  A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Messrs.  Kuczmarski, McFarland, and Salvatore and Ms. Goldman, all of whom are Independent Directors and independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards.  The Nominating and Compensation Committee of each Target Fund met four times during the last fiscal year.  In each instance the meetings were attended by all of the members of the Nominating and Compensation Committee(2).  The function of

(1)         Ms. Goldman joined the Audit Committee of each Target Fund on May 14, 2015.

(2)         Ms. Goldman joined the Nominating and Compensation Committee of each Target Fund on May 14, 2015.

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each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors.  Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders.  The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above.  Those proposed nominees meeting the minimum qualifications as set forth above are then considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important.  Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on each Fund’s proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable.  Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Independent Directors.  Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at www.brookfieldim.com.  A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”).  The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC meets as needed.  During the last fiscal year, each Fund’s QLCC did not meet.  The QLCC currently consists of Messrs.  Kuczmarski, McFarland, and Salvatore and Ms. Goldman.

Biographical Information

The following tables provide information concerning the directors and officers of the Funds.

Name, Address and Age	Position(s) Held with the Acquiring Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
HTR and HHY — Class III Independent Director — Term Expires at the 2017 Annual Meeting of Stockholders

BOI — Class III Independent Director — Term Expires at the 2016 Annual Meeting of Stockholders

RA — Class I Independent Director — Term Expires at the 2017 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc.	10

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Name, Address and Age	Position(s) Held with the Acquiring Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Born: 1946	Committee Elected since: 2005 (HTR); 2008 (HHY); Inception (BOI and RA) Elected for: Three Year Term (HTR, HHY and BOI); Will serve one year until election in 2017 (RA)

(2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).

HTR and HHY — Class III Interested Director — Term Expires at the 2017 Annual Meeting of Stockholders

BOI — Class III Interested Director — Term Expires at the 2016 Annual Meeting of Stockholders

RA — Class I Interested Director — Term Expires at the 2017 Annual Meeting of Stockholders

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Elected since: 2014 (HTR, HHY and BOI); 2016 (RA) Elected for: Three Year Term (HTR, HHY and BOI); Will serve one year until election in 2017 (RA)

Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).

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HTR — Class I Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

HHY — Class II Independent Director — Term Expires at the 2019 Annual Meeting of Stockholders

BOI — Class I Independent Director — Term Expires at the 2017 Annual Meeting of Stockholders

RA — Class II Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since: 2013 (HTR and HHY); 2013 (BOI); 2016 (RA) Elected for: Three Year Term (HTR, HHY and BOI); Will serve two years until election in 2018 (RA)	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-	10

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Name, Address and Age	Position(s) Held with the Acquiring Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
		Present).

HTR and HHY — Class I Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

BOI — Class II Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

RA — Class III Independent Director — Term Expires at the 2019 Annual Meeting of Stockholders

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since: 2006 (HTR); 2008 (HHY); 2013 (BOI); 2016 (RA) Elected for: Three Year Term (HTR, HHY, BOI and RA)	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10

HTR — Class II Independent Director — Term Expires at the 2019 Annual Meeting of Stockholders

HHY — Class I Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

BOI — Class II Independent Director — Term Expires at the 2018 Annual Meeting of Stockholders

RA — Class III Independent Director — Term Expires at the 2019 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since: 2014 (HTR and HHY); 2013 (BOI); 2016 (RA) Elected for: Three Year Term (HTR, HHY, BOI and RA)	Director/Trustee of several investment companies advised by the Adviser (2011-present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-Present).	10

*                 Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Adviser.

Officers of the Funds

The officers of each Fund are elected by the Fund’s Board either at its annual meeting, or at any subsequent regular or special meeting of the Board.  The Board of each Fund has elected officers, to hold office at the discretion of the Board until their successors are chosen and qualified or until his or her resignation or removal.  Except where dates of service are noted, all officers listed below served the Funds as such throughout the fiscal year ended June 30, 2015 for BOI and the fiscal year ended September 30, 2015 for HHY and HTR.  The following table sets forth information concerning each officer of the Funds as of the date of this Statement of Additional Information:

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Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	RA: Elected at inception Target Funds: Served since 2014

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014).

Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	RA: Elected at inception Target Funds: Served since 2013

Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).

Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	RA: Elected at inception Target Funds: Served since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-present).

Seth A. Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	RA: Elected at inception BOI: Elected annually since 2013 HTR and HHY: Elected Annually Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); CCO of Brookfield Investment Management (UK) Limited (2013-Present).

*                 Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Adviser.

Indemnification of Directors and Officers

Each Fund’s charter limits the personal liability of Directors and Officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act.  Based upon Maryland law and the charter, each Fund’s Directors and Officers have no liability to the Fund and its shareholders for money damages except for (a) actual receipt of an improper benefit in money, property or services, or (b) active or deliberate dishonesty that is established by a final judgment and is material to the cause of action.  In accordance with the 1940 Act, the charter does not protect or purport to protect Directors and Officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

In addition, HTR’s charter and Bylaws provide that HTR will indemnify and each of the Acquiring Fund’s, BOI’s and HHY’s charters authorize the Acquiring Fund, BOI and HHY, respectively, to obligate the Acquiring Fund, BOI and HHY and the Acquiring Fund’s, BOI’s and HHY’s Bylaws obligate the Acquiring Fund, BOI and HHY, respectively, in each case, to indemnify (a) its present and former Directors and Officers, whether serving a Fund or at its request any other entity, to the full extent required or permitted by Maryland law, including the advance of expenses and (b) any individual who served a predecessor of a Fund in any of the capacities described above, and to any employee or agent of the Fund, or a predecessor of the Fund, to such extent as shall be authorized by the Board of such Fund or the Bylaws and be permitted by law, subject to the applicable requirements of the 1940 Act.  Maryland law requires a Maryland corporation (unless its charter provides otherwise, which each Fund’s charter does not) to indemnify a Director or Officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity.  Under Maryland law, each Fund is entitled to indemnify each present or former Director or Officer, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which he or she may be made or are threatened to be made a party by reason of his or her services in those in other capacities, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or Officer actually received an improper

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personal benefit in money, property or services or (3) in the case of any criminal proceeding, the Director or Officer has reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify a Director or Officer for an adverse judgment in a suit by or in the right of the corporation or if the Director or Officer was adjudged liable on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.  In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a Director or Officer upon the corporation’s receipt of: (a) a written affirmation by the Director or Officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by the Director or Officer or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that he or she did not meet the standard of conduct.  In the view of the staff of the SEC, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Funds, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

The indemnification rights provided or authorized by the charter, the Bylaws or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled.  Each Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the charter, the Bylaws and applicable law.

Share Ownership

As of December 31, 2015, the Directors and Officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Target Fund.  As the Acquiring Fund has not yet begun operations, no shares are outstanding.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2015.  The Fund Complex is comprised of the Funds, Brookfield Global Listed Infrastructure Income Fund, Inc., and Brookfield Investment Funds and its five series:  Brookfield Global Listed Real Estate Fund; Brookfield Global Listed Infrastructure Fund; Brookfield U.S. Listed Real Estate Fund; Brookfield Real Assets Securities Fund; and Brookfield Real Assets Debt Fund.  The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2015.  The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Director	Aggregate Dollar Range of Equity Securities in BOI	Aggregate Dollar Range of Equity Securities in HTR	Aggregate Dollar Range of Equity Securities in HHY	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
Heather S. Goldman	$0	$0	$0	$50,001-$100,000
Edward A. Kuczmarski	$10,001-$50,000	$0	$0	$50,001-$100,000
Stuart A. McFarland	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Louis P. Salvatore	$0	Over $100,000	$50,001-$100,000	Over $100,000
Jonathan C. Tyras	$0	$0	$0	$10,001-$50,000

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As of December 31, 2015, none of the Independent Directors of the Funds (or their respective immediate family members) beneficially owned securities of the Adviser, or an entity controlling, controlled by or under common control with the Adviser (not including registered investment companies).

Compensation of Directors

No remuneration was paid by any of the Funds to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of such Fund.  Effective September 1, 2014, the Board switched from a per Fund fee to a Fund Complex fee.  As of July 1, 2015, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $155,000.  The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year.  The following table sets forth information concerning the compensation received by Independent Directors for the last fiscal year for the Target Funds.  As the Acquiring Fund has not yet begun operations, no compensation was paid to Directors.

	Directors’ Aggregate Compensation from BOI*	Directors’ Aggregate Compensation from HTR**	Directors’ Aggregate Compensation from HHY**	Total Directors’ Compensation from the Funds and the Fund Complex**
Rodman L. Drake^	$2,283	$2,283	$3,585	$9,326
Edward A. Kuczmarski	$34,424	$33,247	$21,559	$177,500
Stuart A. McFarland	$30,058	$27,856	$18,063	$155,000
Louis P. Salvatore	$35,049	$33,247	$21,559	$184,250
Heather S. Goldman^^	$5,495	$11,820	$4,436	$68,234

^                  Mr. Drake passed away on June 24, 2014.

^^            Ms. Goldman was an Interested Director until March 22, 2015.  While she was an Interested Director, Ms. Goldman did not receive compensation from the Funds.

*                 Amounts shown are for the twelve months ended June 30, 2015.

**          Amounts shown are for the twelve months ended September 30, 2015.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under Advisers Act, serves as the investment adviser and administrator to the Fund.  Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global alternative asset manager focused on property, renewable power, infrastructure and private equity, with over $225 billion of assets under management as of December 31, 2015.  Pursuant to the Fund’s investment advisory agreement, the Adviser is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities.  The Adviser also currently serves as investment adviser to various closed-end mutual funds, and previously served as investment adviser to Helios Select Fund, Inc., an open-end management investment company, organized as a Maryland corporation on October 27, 2008, which has since ceased to be an investment company.  As of March 31, 2016, the Adviser and its affiliates had over $16 billion in assets under management.  The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Adviser currently serves as the investment adviser to each Fund pursuant to investment advisory agreements (the “Advisory Agreements”).  Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to -day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

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Each Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser.

BOI pays the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”).

HTR pays the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets (excluding financial leverage).

HHY pays the Adviser a monthly fee for its services, computed weekly, which is equal to 0.65% per annum of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

RA will pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s daily Managed Assets.  The Adviser has agreed to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Combined Fund’s business.  This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Combined Fund or the Combined Fund’s investment advisory agreement terminates.  This agreement is not expected to be continued after the expiration of the two-year period.

Advisory Fees Earned by the Investment Adviser

Investment Management Fees	BOI
For the Fiscal Year Ended	Earned by the Investment Adviser
June 30, 2015	$5,913,699
June 30, 2014	$4,909,042
June 30, 2013*	$1,091,636

Investment Management Fees	HTR
For the Fiscal Year Ended	Earned by the Investment Adviser
September 30, 2015	$2,380,714
September 30, 2014**	$2,014,265
November 30, 2013	$2,321,859
November 30, 2012	$1,538,350

Investment Management Fees	HHY
For the Fiscal Year Ended	Earned by the Investment Adviser
September 30, 2015	$2,189,410
September 30, 2014***	$393,453
June 30, 2014****	$691,792
June 30, 2013****	$708,828
June 30, 2012****	$669,421

*                           BOI commenced operations on March 26, 2013.

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**                    Amounts shown are for the ten months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HTR changed its fiscal year end from November 30 to September 30 in 2014.

***             Amounts shown are for the three months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HHY changed its fiscal year end from June 30 to September 30 in 2014.

****      Prior to March 1, 2014, the Adviser received combined advisory and administration fees from the Fund at an annual rate of 0.70% of the Fund’s Managed Assets.

Sub-Adviser

If shareholders of BOI and HTR approve Schroder Investment Management North America Inc. as the sub-adviser (“SIMNA” or the “Sub-Adviser”) for those Funds (as discussed in Proposal 2 in the Joint Proxy Statement/ Prospectus) and if the SP Investment Team Transaction (as defined in the Joint Proxy Statement/ Prospectus) closes, SIMNA will serve as the sub-adviser to BOI and HTR with respect to a portion of those Fund’s assets (the “Securitized Products Allocation”). If shareholders of BOI, HTR and HHY, approve the Reorganizations, then SIMNA will also serve as sub-adviser for the Combined Fund with respect to the Securitized Products Allocation (as defined in the Joint Proxy Statement/ Prospectus).

SIMNA is located at 875 Third Avenue, New York, NY 10022.  SIMNA is an investment adviser registered with the SEC. SIMNA is directly wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc., a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England. As of March 31, 2016, Schroders plc had approximately $466.9 billion under management.  Of that amount, as of March 31, 2016, SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $89.2 billion under management.

If the SP Investment Team Transaction closes and Proposal 2 in the Joint Proxy Statement/Prospectus is approved by shareholders of BOI and HTR, respectively, for BOI, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of the Securitized Products Allocation of BOI’s daily Managed Assets.  For HTR, the Sub-Advisory Agreement provides that the Adviser will pay SIMNA a monthly fee, computed and accrued weekly, based on an annual rate of 0.32% of the Securitized Products Allocation of HTR’s average weekly net assets.  For the Combined Fund, under the Sub-Advisory Agreement (defined below), SIMNA is entitled to fees at an annual rate of 0.32% of the Securitized Products Allocation of the Combined Fund’s daily Managed Assets; however, such sub-advisory fees will be paid by Brookfield and not BOI, HTR or the Combined Fund, respectively.  Because Brookfield pays SIMNA out of its own fees received from BOI, HTR and the Combined Fund, respectively, there is no “duplication” of advisory fees paid.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of each Fund will be provided in such Fund’s Form N-CSR for the fiscal period ended [         ], 2016 for BOI, [     ], 2016 for HTR and [      ], 2016 for the Acquiring Fund, respectively, to be available at www.sec.gov or by visiting www.brookfieldim.com.

OTHER AGREEMENTS

Administration Agreement

Each Fund has entered into an Administration Agreement with Brookfield Investment Management Inc. (the “Administrator”).  RA and BOI pay the Administrator a fee payable monthly at an annual rate of 0.15% of the Fund’s assets, computed daily, as a percentage of the Fund’s daily Managed Assets.  HTR pays the Administrator a monthly fee at an annual rate of 0.20% of its average weekly assets (excluding financial leverage).  HHY pays the Administrator a fee payable monthly at an annual rate of 0.15% of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).  The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and

39

records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities.

BOI
Administration Fees For the Fiscal Year Ended	Earned by the Administrator
June 30, 2015	$887,055
June 30, 2014	$736,356
June 30, 2013*	$163,745

HTR
Administration Fees For the Fiscal Year Ended	Earned by the Administrator
September 30, 2015	$732,527
September 30, 2014**	$619,774
November 30, 2013	$714,418
November 30, 2012	$473,335

	HHY****
Administration Fees For the Fiscal Year Ended	Earned by the Administrator
September 30, 2015	$505,248
September 30, 2014***	$90,797
June 30, 2014	$50,736	*****

Shareholder Servicing Agreement

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Adviser to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Adviser a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Adviser has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the fiscal year ended June 30, 2013, the Adviser earned $101,261 in shareholder servicing fees of which $81,009 was waived.

*                                    BOI commenced operations on March 26, 2013.

**                             Amounts shown are for the ten months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HTR changed its fiscal year end from November 30 to September 30 in 2014.

***                      Amounts shown are for the three months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HHY changed its fiscal year end from June 30 to September 30 in 2014.

****               Prior to March 1, 2014, HHY did not have a separate administration agreement with the Adviser as administration services were covered under the combined advisory and administration agreement.  HHY did have a shareholder servicing agreement with the Adviser, pursuant to which the Fund paid 0.10% (of which 0.08% was contractually waived) to the Adviser.  This shareholder servicing agreement has been terminated.  Between March 1, 2014 and June 30, 2014, the Administrator waived 0.08% of the administration fee for HHY.

*****        During the fiscal year ended June 30, 2014, the Adviser earned $50,736 in administration fees from the Fund of which $27,059 was waived

Sub-Administration Agreement

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (the “Sub-administrator”).  The Sub-administrator performs administrative services necessary for the operation of each Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Sub-

40

administrator receives from the Adviser, as administrator to each of the Funds, a fee based on each Fund’s current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $45,000.  The Sub-administrator also is entitled to reimbursement of certain out-of-pocket expenses. The Adviser (as administrator to each of the Funds) is responsible for any fees due the Sub-Administrator.

PORTFOLIO MANAGEMENT

Other Accounts Managed by the Portfolio Managers

BOI is currently managed by Michelle Russell-Dowe, lead portfolio manager of the Fund and head of the Securitized Products Investment Team (“SP Investment Team”). Jeffrey Williams, CFA and Anthony A. Breaks, CFA, are the co-portfolio managers of the Fund. Each of Ms. Russell-Dowe and Messrs.  Williams and Breaks is jointly and primarily responsible for the day-to-day management of BOI’s portfolio of investments.

HTR is currently managed by Michelle Russell-Dowe, the head of the SP Investment Team and Ms. Russell-Dowe is primarily responsible for the day-to-day management of HTR’s portfolio of investments.

HHY is currently managed by Dana Erickson, CFA and Mark Shipley, CPA.  Each of Messrs.  Erickson and Shipley are jointly and primarily responsible for the day-to-day management of HHY’s portfolio of investments.

Upon the close of the Reorganizations, the Acquiring Fund will be managed by Brookfield and the following individuals will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio: Craig Noble, CFA and Larry Antonatos are vested with the authority to adjust the strategic allocation of assets between RA’s fixed income and equity sub-portfolios. A sub-portfolio refers to the portion of RA’s assets that are allocated to, and managed by, particular portfolio managers on RA’s portfolio management team. Dana Erikson, CFA and Mark Shipley, CFA, will be jointly and primarily responsible for the day-to-day management of RA’s real asset debt and corporate credit investment sub-portfolio. Michelle Russell-Dowe, Jeffrey Williams, CFA and Anthony A. Breaks, CFA, will be jointly and primarily responsible for the day-to-day management of RA’s securitized products sub-portfolio. If the SP Investment Team Transaction closes, SIMNA will serve as a sub-adviser to RA and it is expected that Ms. Russell-Dowe and Messrs. Williams and Breaks will provide portfolio management services as employees of SIMNA. With respect to RA’s equity investments, Messrs. Noble and Antonatos will be jointly and primarily responsible for the day-to-day management of RA’s equity sub-portfolios.

In addition to managing the Acquiring Fund, the portfolio managers are also primarily responsible for the day-to-day management of the following accounts as of December 31, 2015:

The Adviser

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble	Other Registered Investment Company	6	$2,424,976,123	0	$0
	Other Pooled Investment Vehicles	11	$1,667,633,988	3	$318,127,002
	Other Accounts	15	$1,078,185,463	0	$0

Larry Antonatos	Other Registered Investment Company	1	$52,520,323	0	$0
	Other Pooled Investment Vehicles	1	$63,075,900	0	$0
	Other Accounts	0	$0	0	$0

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Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Dana Erikson	Other Registered Investment Company	4	$353,027,420	0	$0
	Other Pooled Investment Vehicles	2	$57,737,769	1	$42,259,839
	Other Accounts	2	$2,555,003	0	$0

Mark Shipley	Other Registered Investment Company	4	$353,027,420	0	$0
	Other Pooled Investment Vehicles	2	$57,737,769	1	$42,259,839
	Other Accounts	2	$2,555,003	0	$0

The Sub-Adviser

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Other Registered Investment Company	5	$1,545,915,010	0	$0
	Other Pooled Investment Vehicles	8	$950,570,849	1	$30,174,520
	Other Accounts	11	$2,491,683,169	1	$762,759,272

Jeffrey Williams	Other Registered Investment Company	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$30,174,520	1	$30,174,520
	Other Accounts	0	$0	0	$0

Anthony Breaks	Other Registered Investment Company	1	$66,900,134	0	$0
	Other Pooled Investment Vehicles	1	$19,353,895	0	$0
	Other Accounts	4	$527,503,277	0	$0

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The Funds’ Portfolio Manager Compensation

The Adviser

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

• A base salary;

• An annual cash bonus;

• If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

• If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

The Sub-Adviser

SIMNA’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures.  SIMNA’ portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all SIMNA employees.  Base salary of SIMNA employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash.  The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance.  Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component.  Any discretionary bonus is determined by a number of factors.  At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by the Schroders organization globally.  SIMNA then assesses the performance of the division and of a management team

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to determine the share of the aggregate bonus pool that is spent in each area.  This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA’s clients.  For each team, SIMNA assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management, and the level of performance fees generated, if any.  The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock.  These employees may also receive part of the deferred award in the form of notional cash investments in a range of funds in the Schroders’ global organization.  These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of SIMNA.

Securities Ownership of Portfolio Manager

BOI, HTR and HHY, as of December 31, 2015:

	Dollar Range of Equity Securities of the Fund Beneficially Owned
Name of Portfolio Manager	BOI	HTR	HHY
Craig Noble	$0	$0	$0
Larry Antonatos	$0	$0	$0
Dana Erikson	$0	$0	Over $100,000
Mark Shipley	$0	$1 – $10,000	$10,001 – $50,000
Michelle Russell-Dowe	Over $100,000	$50,001 – $100,000	$0
Jeffrey Williams	$10,001 – $50,000	$0	$0
Anthony Breaks	$0	$0	$0

Portfolio Transactions and Brokerage Allocation

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed.  The Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Funds.  It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved.  Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year.  All of the commissions were paid to entities not affiliated with either Fund or the Adviser.  The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

BOI
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
June 30, 2015	$31,336
June 30, 2014	$26,632
June 30, 2013*	$3,974

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HTR
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
September 30, 2015	$—
September 30, 2014**	$—
November 30, 2013	$—
November 30, 2012	$—

HHY
Brokerage Commissions For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid
September 30, 2015	$6,912
September 30, 2014***	$—
June 30, 2014	$2,436
June 30, 2013	$3,289

*                 BOI commenced operations on March 26, 2013.

**          Amounts shown are for the ten months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HTR changed its fiscal year end from November 30 to September 30 in 2014.

***   Amounts shown are for the three months ended September 30, 2014, and are not necessarily indicative of a full year of operations.  HHY changed its fiscal year end from June 30 to September 30 in 2014.

CONFLICTS OF INTEREST

The Adviser

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to -day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Funds.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or

45

otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

The Sub-Adviser

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts.  For example, in certain instances (such as a cash flow or guideline difference), a portfolio manager may take conflicting positions in a particular security for different accounts by buying or selling a security for one account while at the same time, passing up or continuing to hold the same security for another account.  In addition, the fact that other accounts require portfolio manager to devote less than all of his or her time to a fund may be seen as itself to constitute a conflict with the interest of a Fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund.  Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund.  Further, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.  SIMNA’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time.  Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as small size of an issue, orders will be allocated among clients in a manner believed by SIMNA to be fair and equitable over time.

The structure of a portfolio manger’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.  Also, potential conflicts of interest may arise since the structure of SIMNA’s compensation may vary from account to account.

SIMNA has adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

OTHER INFORMATION

Each Fund’s securities and cash are held by US Bank National Association, whose principal business address is 1555 N. River Center Dr., Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract.  Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant for each of the Funds.

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USBFS serves as transfer agent and dividend disbursing agent for BOI.

American Stock Transfer & Trust Company, whose principal business address is 59 Maiden Lane, New York, New York 10038, serves as dividend disbursing agent and as transfer agent and registrar for HTR.

Computershare Shareholder Services, Inc., whose principal business address is 250 Royall Street, Canton, Massachusetts 02021, serves as dividend disbursing agent and Computershare Inc. and Computershare Trust Company, N.A., serve as transfer agent and registrar for HHY.

[RA — Transfer Agent]

Code of Ethics

Each of the Funds, the Adviser and the Sub-Adviser has adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.  A copy of the Codes of Ethics for the Funds and the Adviser is available on each Fund’s website at www.brookfieldim.com.  A copy of the Codes of Ethics for the Funds and the Adviser is also available free of charge, upon request directed to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is attached as Appendix B.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements.  RA and BOI’s Boards have appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm.  Deloitte & Touche LLP is located at 1700 Market Street, Philadelphia, PA 19103.

HTR and HHY’s Boards have appointed BBD, LLP to be each Fund’s independent registered public accounting firm.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The unaudited financial statements of BOI for the fiscal period ended December 31, 2015, are incorporated by reference herein to BOI’s semi-annual report filed on Form N-CSR on [          ], 2016. The audited financial statements of BOI for the fiscal year ended June 30, 2015, are incorporated by reference herein to BOI’s annual report filed on Form N-CSR on August 27, 2015. The financial statements included in the 2015 Annual Report have been audited by Deloitte and Touche LLP.

The audited financial statements of HTR for the fiscal year ended September 30, 2015, are incorporated by reference herein to HTR’s annual report filed on Form N-CSR on November 27, 2015. The financial statements included in the 2015 Annual Report have been audited by BBD, LLP.

The audited financial statements of HHY for the fiscal year ended September 30, 2015, are incorporated by reference herein to HHY’s annual report filed on Form N-CSR on November 27, 2015. The financial statements included in the 2015 Annual Report have been audited by BBD, LLP.

47

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments as of March 31, 2016, (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities as of March 31, 2016, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended March 31, 2016, and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

48

APPENDIX A

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of Brookfield Mortgage Opportunity Income Fund Inc. (“BOI”), Brookfield Total Return Fund Inc. (“HTR”) and Brookfield High Income Fund Inc. (“HHY”) into Brookfield Real Assets Income Fund Inc. (“RA”) (the “Reorganizations”).

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on March 31, 2016.  The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended March 31, 2016 as if the Reorganization had taken place on March 31, 2016.  The pro forma condensed combined financial statements give effect to the proposed Reorganization in which HHY, HTR and BOI will merge with and into RA.  Following the Reorganization, HHY, HTR and BOI will terminate their registration under the 1940 Act and will liquidate and dissolve under Maryland law.  The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America.  The historical cost basis of the investments is carried over to the surviving entity.  Since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that there will be any portfolio repositioning solely in connection with the Reorganizations.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Schedule of Investments
March 31, 2016

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS- 1.9%
U.S. Government Agency Collateralized Mortgage Obligations - 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$—	$—	169	195,578	$—	$—	$—	$—	$169	$195,578
Total U.S. Government Agency Collateralized Mortgage Obligations				—		195,578		—		—		195,578
U.S. Government Agency Pass-Through Certificates - 1.9%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation	3.00	TBA	—	—	5,500	5,749,648	—	—	—	—	5,500	5,749,648
Pool Q03049 (1)	4.50	08/01/41	—	—	2,064	2,258,450	—	—	—	—	2,064	2,258,450
Pool C69047 (1)	7.00	06/01/32	—	—	277	306,526	—	—	—	—	277	306,526
Pool C56878	8.00	08/01/31	—	—	47	48,222	—	—	—	—	47	48,222
Pool C58516	8.00	09/01/31	—	—	38	38,901	—	—	—	—	38	38,901
Pool C59641 (1)	8.00	10/01/31	—	—	203	237,295	—	—	—	—	203	237,295
Pool C55166	8.50	07/01/31	—	—	99	105,787	—	—	—	—	99	105,787
Pool C55167	8.50	07/01/31	—	—	62	64,008	—	—	—	—	62	64,008
Pool C55169	8.50	07/01/31	—	—	59	61,342	—	—	—	—	59	61,342
Pool G01466 (1)	9.50	12/01/22	—	—	167	179,621	—	—	—	—	167	179,621
Pool 555538 (1)	10.00	03/01/21	—	—	45	46,652	—	—	—	—	45	46,652
Pool 555559 (1)	10.00	03/01/21	—	—	33	34,293	—	—	—	—	33	34,293
Federal National Mortgage Association
Pool 753914 (1)	5.50	12/01/33	—	—	739	835,374	—	—	—	—	739	835,374
Pool 761836 (1)	6.00	06/01/33	—	—	532	610,840	—	—	—	—	532	610,840
Pool 948362 (1)	6.50	08/01/37	—	—	97	110,139	—	—	—	—	97	110,139
Pool 555933 (1)	7.00	06/01/32	—	—	1,292	1,547,260	—	—	—	—	1,292	1,547,260
Pool 645912 (1)	7.00	06/01/32	—	—	314	359,434	—	—	—	—	314	359,434
Pool 645913 (1)	7.00	06/01/32	—	—	351	382,369	—	—	—	—	351	382,369
Pool 650131 (1)	7.00	07/01/32	—	—	282	322,840	—	—	—	—	282	322,840
Pool 789284	7.50	05/01/17	—	—	8	8,345	—	—	—	—	8	8,345
Pool 827853	7.50	10/01/29	—	—	32	31,771	—	—	—	—	32	31,771
Pool 545990 (1)	7.50	04/01/31	—	—	486	575,045	—	—	—	—	486	575,045
Pool 255053 (1)	7.50	12/01/33	—	—	103	118,135	—	—	—	—	103	118,135
Pool 735576 (1)	7.50	11/01/34	—	—	601	732,440	—	—	—	—	601	732,440
Pool 896391 (1)	7.50	06/01/36	—	—	327	368,222	—	—	—	—	327	368,222
Pool 735800 (1)	8.00	01/01/35	—	—	368	458,644	—	—	—	—	368	458,644
Pool 636449 (1)	8.50	04/01/32	—	—	348	418,269	—	—	—	—	348	418,269
Pool 458132 (1)	8.88	03/15/31	—	—	417	474,413	—	—	—	—	417	474,413
Pool 852865 (1)	9.00	07/01/20	—	—	252	272,667	—	—	—	—	252	272,667
Pool 545436 (1)	9.00	10/01/31	—	—	275	341,125	—	—	—	—	275	341,125
Total U.S. Government Agency Pass-Through Certificates				—		17,098,077		—		—		17,098,077
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $16,242,572)				—		17,293,655		—		—		17,293,655
ASSET-BACKED SECURITIES - 3.4%
Housing Related Asset-Backed Securities - 3.4%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 (2)	6.50	08/15/30	—	—	1,387	1,517,058	—	—	—	—	1,387	1,517,058
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	—	—	182	195,383	—	—	—	—	182	195,383

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
Conseco Financial Corp.
Series 1998-3, Class A6	6.76%	03/01/30	$—	$—	$3,989	$4,251,175	$—	$—	$—	$—	$3,989	$4,251,175
Series 1997-8, Class A	6.78	10/15/27			3,453	3,594,187					3,453	3,594,187
Series 1998-4, Class A7	6.87	04/01/30			9,837	10,558,644					9,837	10,558,644
Series 1997-7, Class A7	6.96	07/15/28	—	—	425	432,529	—	—	—	—	425	432,529
Series 1997-2, Class A6	7.24	06/15/28	—	—	43	43,285	—	—	—	—	43	43,285
Series 1997-6, Class A9	7.55	01/15/29	—	—	310	315,444	—	—	—	—	310	315,444
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	—	—	153	158,549	—	—	—	—	153	158,549
Series 2001-B, Class A6	6.47	04/15/40	—	—	647	675,818	—	—	—	—	647	675,818
Mid-State Capital Corporation Trust
Series 2004-1, Class M1	6.50	08/15/37	—	—	3,857	4,116,490	—	—	—	—	3,857	4,116,490
Series 2004-1, Class M2 (3)
(Acquired 07/01/04, Cost $3,356,188, 0.4%)	8.11	08/15/37	—	—	3,178	3,631,289	—	—	—	—	3,178	3,631,289
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	—	—	1,420	1,473,716	—	—	—	—	1,420	1,473,716
Total Housing Related Asset-Backed Securities				—		30,963,567		—		—		30,963,567
TOTAL ASSET-BACKED SECURITIES (Cost $30,813,001)				—		30,963,567		—		—		30,963,567
RESIDENTIAL MORTGAGE RELATED HOLDINGS - 60.8%
Non-Agency Mortgage-Backed Securities - 57.0%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-OP1, Class A2D(4),(5)	0.67	04/25/36	—	—	—	—	6,740	4,410,795	—	—	6,740	4,410,795
Alternative Loan Trust
Series 2007-OA3, Class 1A1 (1),(4),(5),(11)	0.57	04/25/47	1,480	1,227,960	6,018	4,993,555	9,736	8,078,066	—	—	17,234	14,299,581
Series 2006-OA17, Class 1A1A (1),(4),(5)	0.63	12/02/46	—	—	—	—	5,176	3,804,040	—	—	5,176	3,804,040
Series 2006-OA2, Class A1 (1),(4),(5)	0.64	05/02/46	—	—	—	—	5,366	4,004,064	—	—	5,366	4,004,064
Series 2005-51, Class 4A1 (4),(5)	0.75	11/20/35	—	—	4,670	3,737,088	—	—	—	—	4,670	3,737,088
Series 2007-2CB, Class 2A11 (5)	0.83	03/25/37	—	—	—	—	6,555	4,273,974	—	—	6,555	4,273,974
Series 2006-19CB, Class A9 (5)	1.13	08/25/36	—	—	—	—	5,368	3,662,524	—	—	5,368	3,662,524
Series 2005-50CB, Class 1A1 (1)	5.50	11/25/35	—	—	—	—	3,570	3,437,568	—	—	3,570	3,437,568
Series 2007-2CB, Class 1A15	5.75	03/25/37	—	—	815	721,311			—	—	815	721,311
Series 2007-12T1, Class A22	5.75	06/25/37	—	—	3,539	2,812,710			—	—	3,539	2,812,710
Series 2007-15CB, Class A2	5.75	07/25/37	—	—	—	—	2,324	2,034,260	—	—	2,324	2,034,260
Series 2007-15CB, Class A5	5.75	07/25/37	—	—	—	—	2,139	1,872,498	—	—	2,139	1,872,498
Series 2006-29T1, Class 2A5	6.00	10/25/36	—	—	3,101	2,768,748			—	—	3,101	2,768,748
Series 2006-45T1, Class 2A5 (1)	6.00	02/25/37	—	—	—	—	4,833	4,086,524	—	—	4,833	4,086,524
Series 2006-29T1, Class 2A6	6.50	01/25/36	—	—	—	—	4,866	4,476,771	—	—	4,866	4,476,771
Series 2006-23CB, Class 2A7 (5),(7)	26.67	08/25/36	—	—	—	—	2,286	3,830,503	—	—	2,286	3,830,503
Series 2006-29T1, Class 3A3 (5),(7)	74.02	10/25/36	—	—	894	3,464,887	—	—	—	—	894	3,464,887
Asset Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 (4),(5)	0.57	12/25/36	—	—	1,981	1,560,445	5,037	3,967,515	—	—	7,018	5,527,960
Banc of America Funding Trust
Series 2003-3, Class B4 (3)
(Acquired 01/28/04, Cost $158,544, 0.0%)	5.49	10/25/33	—	—	176	58,588	—	—	—	—	176	58,588
Series 2003-3, Class B5 (3)
(Acquired 01/28/04, Cost $65,182, 0.0%)	5.49	10/25/33	—	—	87	18,157	—	—	—	—	87	18,157
Series 2006-G, Class 3A2 (5)	2.91	07/20/36	—	—	6,073	5,899,626	6,699	6,507,755	—	—	12,772	12,407,381
BCAP LLC Trust
Series 2010-RR5, Class 5A10 (2),(4),(5)	0.76	11/26/35	—	—	—	—	6,733	4,516,470	—	—	6,733	4,516,470
Series 2010-RR6, Class 1910 (2),(4),(5)	0.76	11/26/35	—	—	—	—	8,440	5,693,570	—	—	8,440	5,693,570
Series 2012-RR4, Class 5A6 (2)	2.55	05/26/36	—	—	4,378	2,908,762	3,819	2,537,041	—	—	8,197	5,445,803
Series 2009-RR11, Class 3A2 (2)	2.61	01/26/36	—	—	—	—	3,638	3,224,574	—	—	3,638	3,224,574
Series 2013-RR2, Class 3A2 (2)	2.97	03/26/36	—	—	—	—	7,350	6,635,580	—	—	7,350	6,635,580
BNC Mortgage Loan Trust
Series 2007-2, Class A5 (4),(5)	0.74	05/25/37	—	—	5,657	4,043,556	—	—	—	—	5,657	4,043,556
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (2),(5)	4.13	05/15/29	—	—	—	—	3,750	3,511,119	—	—	3,750	3,511,119
Carefree Portfolio Trust
Series 2014-CARE, Class F (2),(4),(5)	3.02	11/15/19	—	—	4,980	4,631,400	5,580	5,057,186	—	—	10,560	9,688,586
CHL Mortgage Pass-Through Trust
Series 2006-HYB5, Class 3A1A (5)	2.75	09/20/36	—	—	—	—	1,183	1,027,666	—	—	1,183	1,027,666
Series 2006-HYB5, Class 3A1B (5)	2.75	09/20/36	—	—	—	—	5,446	4,730,092	—	—	5,446	4,730,092
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D (2)	3.52	05/10/35	—	—	6,140	5,857,140	—	—	—	—	6,140	5,857,140
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 (2)	2.47	04/25/45	—	—	3,244	2,874,368	—	—	—	—	3,244	2,874,368
Series 2007-AR5, Class 1A2A (1)	2.98	04/25/37	—	—	—	—	3,443	3,097,156	—	—	3,443	3,097,156
Series 2009-6, Class 19A2 (2)	6.00	03/25/36	—	—	—	—	4,475	3,341,310	—	—	4,475	3,341,310
Series 2012-6, Class 2A2 (2)	2.54	08/25/36			7,637	6,410,418	8,749	7,343,408			16,386	13,753,826
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-OA1, Class 2A1 (1),(4),(5)	0.64	03/02/46	—	—	—	—	—	—	—	—	—	—
Series 2007-5, Class A29	5.50	05/25/37	—	—	587	545,216	—	—	—	—	587	545,216
Series 2006-21, Class A11	5.75	02/25/37	—	—	1,929	1,750,388	—	—	—	—	1,929	1,750,388
Series 2004-21, Class A10	6.00	11/25/34	—	—	228	235,509	—	—	—	—	228	235,509
Series 2007-18, Class 1A1	6.00	11/25/37	—	—	648	588,603	—	—	—	—	648	588,603
Series 2006-14, Class A4	6.25	09/25/36	—	—	3,775	3,627,604	—	—	—	—	3,775	3,627,604
Credit Suisse Mortgage Corp.
Series 2011-10R, Class 3A2 (2)	2.74	09/27/36	—	—	—	—	4,859	4,074,636	—	—	4,859	4,074,636
Series 2010-19R, Class 5A4 (2)	3.25	08/27/36	—	—	—	—	—	—	—	—	—	—
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 (5)	1.08	11/25/35	—	—	—	—	3,709	2,484,130	—	—	3,709	2,484,130
Series 2005-FA9, Class A1 (1),(5)	1.13	12/25/35	—	—	—	—	3,454	2,340,585	—	—	3,454	2,340,585
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 (3),(5)
(Acquired 08/30/01, Cost $65,738, 0.0%)	0.93	06/25/30	—	—	68	44,082	—	—	—	—	68	44,082
GMAC Mortgage Home Equity Loan Trust
Series 2007-HE2, Class A2	6.05	12/25/37	—	—	2,887	2,810,617	—	—	—	—	2,887	2,810,617
Series 2007-HE2, Class A3	6.19	12/25/37	—	—	1,076	1,053,063	4,486	4,390,518	—	—	5,562	5,443,581
GMAC Mortgage Home Loan Trust
Series 2006-HLTV, Class A5 (4)	6.01	10/25/29			3,366	3,443,194	3,503	3,583,336			6,869	7,026,530
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	—	—	5,521	5,369,039	6,094	5,926,642			11,615	11,295,681
Series 1999-3, Class IA7	7.27	06/15/29	—	—	3,819	3,762,361	4,360	4,294,900			8,179	8,057,261
GSAMP Trust
Series 2006-NC2, Class A2C (4),(5)	0.58	06/25/36	—	—	—	—	877	490,357	—	—	877	490,357
Series 2006-HE8, Class A2C (4),(5)	0.60	01/25/37	1,475	1,169,145	6,186	4,902,287	9,280	7,354,602	—	—	16,941	13,426,034
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	—	—	653	672,151	—	—	—	—	653	672,151
Home Equity Asset Trust
Series 2006-7, Class 2A3 (4),(5)	0.58	01/25/37	2,060	1,399,515	—	—	10,084	6,850,832	—	—	12,144	8,250,347

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
Hyatt Hotel Portfolio Trust
Series 2015-HYT, Class E (1),(2),(4),(5)	4.24%	11/15/29	$—	$—	$—	$—	$4,000	$3,814,192	$—	$—	$4,000	$3,814,192
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1 (1),(5)	3.12	03/25/37	—	—	—	—	3,633	3,338,564	—	—	3,633	3,338,564
Series 2007-AR3, Class 1A1 (1),(5)	3.03	07/25/37	—	—	—	—	5,384	4,710,803	—	—	5,384	4,710,803
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 (2),(4),(5)	5.77	09/25/35	—	—	4,728	4,780,545	—	—	—	—	4,728	4,780,545
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 (4),(5)	0.49	05/25/37	—	—	—	—	3,229	1,062,061	—	—	3,229	1,062,061
Series 2006-HE3, Class A2 (4),(5)	0.53	01/25/37	—	—	945	407,759			—	—	945	407,759
Series 2007-HE1, Class A2 (4),(5)	0.54	05/25/37	—	—	—	—	5,141	1,709,329	—	—	5,141	1,709,329
Series 2006-HE2, Class A3 (4),(5)	0.59	08/25/36	—	—	9,219	3,339,719	8,007	2,900,498	—	—	17,226	6,240,217
Series 2007-HE1, Class A3 (4),(5)	0.59	05/25/37	—	—	—	—	1,585	532,669	—	—	1,585	532,669
Series 2006-HE3, Class A4 (4),(5)	0.66	01/25/37	—	—	730	333,263			—	—	730	333,263
Series 2007-HE1, Class A4 (4),(5)	0.66	05/25/37	—	—	—	—	3,005	1,025,028	—	—	3,005	1,025,028
Series 2006-HE1, Class A4 (4),(5)	0.73	03/25/36	—	—	—	—	681	404,461	—	—	681	404,461
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1 (2),(10)	0.29	06/25/45			112,663	1,656,325					112,663	1,656,325
Series 2003-A1, Class B4 (3)
(Acquired 10/29/04, Cost $146,182, 0.0%)	2.43	10/25/33	—	—	170	126,545	—	—	—	—	170	126,545
Series 2003-A2, Class B4 (3)
(Acquired 10/29/04, Cost $12,742, 0.0%)	2.61	11/25/33	—	—	80	8,905	—	—	—	—	80	8,905
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 (2)	2.60	03/26/37	—	—	—	—	5,781	4,451,527	—	—	5,781	4,451,527
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	—	—	4,717	4,952,262	5,300	5,564,339	—	—	10,017	10,516,601
Mastr Asset Backed Securities Trust
Series 2006-NC3, Class A3 (4),(5)	0.53	10/25/36	—	—	2,418	1,366,814	2,261	1,278,260	—	—	4,679	2,645,074
Series 2006-NC2, Class A4 (4),(5)	0.58	08/25/36	—	—	1,584	731,604	10,324	4,768,367	—	—	11,908	5,499,971
Series 2006-NC3, Class A4 (4),(5)	0.59	10/25/36	—	—	—	—	7,894	4,506,338	—	—	7,894	4,506,338
Series 2006-HE5, Class A3 (4),(5)	0.59	11/25/36	—	—	5,007	2,945,254	14,267	8,392,436	—	—	19,274	11,337,690
Series 2006-NC3, Class A5 (4),(5)	0.64	10/25/36	—	—	3,981	2,291,619	—	—	—	—	3,981	2,291,619
Series 2006-NC2, Class A5 (4),(5)	0.67	08/25/36	—	—	588	277,313	—	—	—	—	588	277,313
Series 2005-NC2, Class A4 (4),(5)	1.13	11/25/35	—	—	6,352	4,036,184	7,359	4,676,340	—	—	13,711	8,712,524
Mid-State Capital Corporation Trust
Series 2004-1, Class B	8.90	08/15/37	—	—	963	1,064,897	—	—	—	—	963	1,064,897
Mid-State Trust IV
Series 4, Class A	8.33	04/01/30	—	—	3,487	3,587,886	—	—	—	—	3,487	3,587,886
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	—	—	1,572	1,702,015	3,195	3,458,495	—	—	4,767	5,160,510
Mid-State Trust XI
Series 11, Class M1	5.60	07/15/38			1,041	1,090,577					1,041	1,090,577
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 (4),(5)	0.71	09/25/36	—	—	11,268	10,436,308	—	—	—	—	11,268	10,436,308
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 (2),(4),(5)	0.60	10/26/36	—	—	14,656	12,476,047	16,637	14,162,422	—	—	31,293	26,638,469
Series 2014-1R, Class 2A11 (2),(5)	0.70	02/26/37	4,362	2,162,741	14,693	7,284,111	15,432	7,650,629	—	—	34,487	17,097,481
Series 2015-1R, Class 4A5 (2)	2.23	06/25/37			1,554	730,387	1,710	803,904			3,264	1,534,291
Series 2015-4R, Class 3A8 (2)	2.66	01/26/36	—	—	8,279	5,691,760	9,391	6,456,644	—	—	17,670	12,148,404
Series 2014-6R, Class 5A7 (2)	2.64	04/26/37	—	—	4,236	2,689,763	4,856	3,083,783	—	—	9,092	5,773,546
Series 2015-1R, Class 4A7 (2)	2.74	12/26/37	—	—	—	—	2,782	1,390,793	—	—	2,782	1,390,793
Series 2014-2R, Class 1A7 (2)	2.91	01/26/36	—	—	—	—	3,343	2,340,374	—	—	3,343	2,340,374
Series 2015-1R, Class 3A7 (2)	2.88	03/26/37	—	—	—	—	6,094	3,405,070	—	—	6,094	3,405,070
Series 2015-6R, Class 2A4 (2)	7.84	01/26/37	—	—	6,831	5,336,679	7,777	6,076,375	—	—	14,608	11,413,054
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	—	—	7,837	7,560,483	—	—	—	—	7,837	7,560,483
Series 2001-D, Class A4	6.93	09/15/31	—	—	1,039	857,916	—	—	—	—	1,039	857,916
RALI Trust
Series 2007-QO3, Class A1 (1),(4),(5)	0.59	03/25/47	—	—	—	—	4,293	3,328,910	—	—	4,293	3,328,910
Series 2006-QO1, Class 2A1 (4),(5)	0.70	02/25/46	—	—	3,625	2,090,101	—	—	—	—	3,625	2,090,101
Series 2006-QO7, Class 2A1 (1),(5)	1.20	09/25/46	—	—	9,825	6,947,544	8,809	6,229,190	—	—	18,634	13,176,734
Series 2007-QS6, Class A2 (5),(7)	51.98	04/25/37	—	—	265	646,176	—	—	—	—	265	646,176
Series 2006-QS14, Class A30 (5),(7)	75.62	11/25/36	—	—	170	531,667	—	—	—	—	170	531,667
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 (2)	5.75	01/26/36	—	—	—	—	1,500	1,585,916	—	—	1,500	1,585,916
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 (5)	1.13	10/25/35	—	—	—	—	3,409	2,408,849	—	—	3,409	2,408,849
Resix Finance Limited Credit-Linked Notes
Series 2003-CB1, Class B8 (2),(3),(5)
(Acquired 12/22/04, Cost $787,469, 0.0%)	7.19	06/10/35	—	—	886	191,108	—	—	—	—	886	191,108
Series 2004-B, Class B9 (2),(3),(5),(9)
(Acquired 05/21/04, Cost $215,300, 0.0%)	8.69	02/10/36	—	—	215	60,026	—	—	—	—	215	60,026
RFMSI Trust
Series 2007-S3, Class 1A5 (1)	5.50	03/25/37	—	—	—	—	4,693	4,126,886	—	—	4,693	4,126,886
Springleaf Mortgage Loan Trust
Series 2013-3A, Class M3 (2)	5.00	09/25/57			6,280	6,338,040	—	—			6,280	6,338,040
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B (4),(5)	0.58	09/25/36	—	—	—	—	8,095	3,680,343	—	—	8,095	3,680,343
Series 2007-NC1, Class A2B (4),(5)	0.58	12/25/36	—	—	5,736	2,968,893	—	—	—	—	5,736	2,968,893
Series 2007-BR4, Class A2B (4),(5)	0.63	05/25/37	2,493	1,440,363	—	—	6,193	3,578,389	—	—	8,686	5,018,752
Series 2007-BR4, Class A2C (4),(5)	0.72	05/25/37	—	—	—	—	6,948	4,068,030	—	—	6,948	4,068,030
Towd Point Mortgage Trust
Series 2015-2, Class 2A1 (1),(2)	3.75	11/25/57	—	—	7,781	7,973,023	—	—	—	—	7,781	7,973,023
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A (1),(5)	1.05	02/25/47	—	—	—	—	5,131	3,911,498	—	—	5,131	3,911,498
Series 2006-AR8, Class 2A			—	—	—	—	—	—	—	—
Series 2007-HY5, Class 1A1(5)	2.08	05/25/37			—	—	6,473	5,535,661			6,473	5,535,661
Series 2006-AR10, Class 1A2	2.43	09/25/36	—	—	—	—	2,689	2,409,542	—	—	2,689	2,409,542
Series 2007-HY5, Class 3A1 (5)	4.35	05/25/37	—	—	1,235	1,075,182	1,860	1,618,945	—	—	3,095	2,694,127
Series 2003-S1, Class B4 (2),(3)
(Acquired 10/25/07, Cost $16,475, 0.0%)	5.50	04/25/33	—	—	111	1	—	—	—	—	111	1
Series 2007-5, Class A11 (5),(7)	36.88	06/25/37	—	—	95	231,868	—	—	—	—	95	231,868
Series 2005-6, Class 2A3 (5),(7)	46.39	08/25/35	—	—	120	212,405	—	—	—	—	120	212,405
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 (3)
(Acquired 04/13/05, Cost $64,584, 0.0%)	5.50	06/25/34	—	—	75	1	—	—	—	—	75	1
Series 2005-2, Class 1B1	5.50	04/25/35	—	—	—	—	6,719	5,485,818	—	—	6,719	5,485,818
Series 2006-9, Class 1A19	6.00	08/25/36	—	—	4,955	4,930,414	—	—	—	—	4,955	4,930,414
Series 2007-8, Class 2A2	6.00	07/25/37	—	—	767	754,189	—	—	—	—	767	754,189
Series 2007-13, Class A7	6.00	09/25/37	—	—	274	275,753	—	—	—	—	274	275,753
Series 2005-18, Class 2A10 (5),(7)	21.15	01/25/36	—	—	62	73,387	—	—	—	—	62	73,387
Total Non-Agency Mortgage-Backed Securities				7,399,724		204,627,591		300,884,245		—		512,911,560
TOTAL RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $540,288,017)				$7,399,724		$204,627,591		$300,884,245		$—		$512,911,560

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS - 27.7%
Class B Notes - 1.7%
885 Trademark. (3),(8),(9)
(Acquired 10/28/15, Cost $1,800,000, 0.2%)	10.50	10/01/19	—	—	—	—	1,800	1,800,000	—	—	1,800	1,800,000
901 Ponce de Leon Blvd. (3),(8),(9)
(Acquired 03/30/15, Cost $1,875,000, 0.2%)	11.00	09/01/11	—	—	1,875	1,875,000	—	—	—	—	1,875	1,875,000
Barrington Centre Office (3),(8),(9)
(Acquired 03/30/15, Cost $545,000, 0.1%)	12.00	07/01/17	—	—	545	545,000	—	—	—	—	545	545,000
Browns Bridge (3),(8),(9)
(Acquired 10/28/15, Cost $118,000, 0.0%)	9.50	11/01/20	—	—	—	—	118	118,000	—	—	118	118,000
Cedar Park (3),(8),(9)
(Acquired 06/25/15, Cost $600,000, 0.1%)	11.00	05/31/17	—	—	—	—	600	600,000	—	—	600	600,000
Cherokee (3),(8),(9)
(Acquired 10/28/15, Cost $243,000, 0.0%)	9.50	11/01/20	—	—	—	—	243	243,000	—	—	243	243,000
Creekwood Village Apartments (3),(8),(9)
(Acquired 03/30/15, Cost $670,000, 0.1%)	11.00	04/01/20	—	—	670	670,000	—	—	—	—	670	670,000
Concord (3),(8),(9)
(Acquired 10/28/15, Cost $312,873, 0.0%)	9.50	11/01/20	—	—	—	—	313	312,873	—	—	313	312,873
Crossroads (3),(8),(9)
(Acquired 10/28/15, Cost $170,000, 0.0%)	9.50	11/01/20	—	—	—	—	170	170,000	—	—	170	170,000
Cumberland Crossing (3),(8),(9)
(Acquired 03/09/16, Cost $1,050,000, 0.1%)	9.73	03/01/19			1,050	1,050,000	—	—			1,050	1,050,000
Fayetteville (3),(8),(9)
(Acquired 10/28/15, Cost $48,000, 0.0%)	9.50	11/01/20	—	—	—	—	48	48,000	—	—	48	48,000
Holiday Inn (3),(8),(9)
(Acquired 06/25/15, Cost $2,000,000, 0.2%)	10.08	07/01/20	—	—			2,000	2,000,000	—	—	2,000	2,000,000
Kilcullen Quads (3),(8),(9)
(Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	01/01/18	—	—	500	500,000	—	—	—	—	500	500,000
La Paloma Corporate Center (3),(8),(9)
(Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	09/01/17	—	—	500	500,000	—	—	—	—	500	500,000
Lee & White (3),(8),(9)
(Acquired 10/28/15, Cost $91,000, 0.0%)	9.50	11/01/20	—	—	—	—	91	91,000	—	—	91	91,000
Marshalls (3),(8),(9)
(Acquired 10/28/15, Cost $386,000, 0.0%)	9.50	11/01/20	—	—	—	—	386	386,000	—	—	386	386,000
Meadows (3),(8),(9)
(Acquired 10/28/15, Cost $68,000, 0.0%)	9.50	11/01/20	—	—	—	—	68	68,000	—	—	68	68,000
Moreland Avenue (3),(8),(9)
(Acquired 10/28/15, Cost $225,000, 0.0%)	9.50	11/01/20	—	—	—	—	225	225,000	—	—	225	225,000
North River (3),(8),(9)
(Acquired 10/28/15, Cost $246,000, 0.0%)	9.50	11/01/20	—	—	—	—	246	246,000	—	—	246	246,000
Shoppes At Forest Greene (3),(8),(9)
(Acquired 03/30/15, Cost $525,000, 0.1%)	10.00	01/01/18	—	—	525	525,000	—	—	—	—	525	525,000
Solana Mar Apts (3),(8),(9)
(Acquired 03/09/16, Cost $1,245,000, 0.1%)	9.73	03/01/19			1,245	1,245,000	—	—			1,245	1,245,000
Town and Country (3),(8),(9)
(Acquired 10/28/15, Cost $492,000, 0.1%)	9.50	11/01/20	—	—	—	—	492	492,000	—	—	492	492,000
Vale Park Village (3),(8),(9)
(Acquired 03/09/16, Cost $1,270,000, 0.1%)	9.73	03/01/19			1,270	1,270,000		—	—		1,270	1,270,000
Total Class B Notes				—		8,180,000		6,799,873		—		14,979,873
Commercial Mortgage-Backed Securities - 24.4%
A10 Bridge Asset Financing LLC
Series 2015-A, Class B (2),(3),(5),(9)
(Acquired 04/29/15, Cost $10,000,000, 1.1%)	4.44	05/15/30	—	—	10,000	9,944,000	—	—	—	—	10,000	9,944,000
A10 Securitization LLC
Series 2015-1, Class C (2)	4.45	04/15/34	—	—	2,865	2,849,917	—	—	—	—	2,865	2,849,917
Series 2015-1, Class D (2)	4.99	04/15/34	—	—	1,000	996,460	—	—	—	—	1,000	996,460
A10 Term Asset Financing LLC							—
Series 2013-2, Class B (2)	4.38	11/15/27	—	—	2,927	2,854,411	—	—	—	—	2,927	2,854,411
Series 2014-1, Class B (2)	3.87	04/15/33	—	—	2,112	2,088,960	—	—	—	—	2,112	2,088,960
Series 2014-1, Class C (2)	4.57	04/15/33	—	—	1,171	1,155,820	—	—	—	—	1,171	1,155,820
Series 2014-1, Class D (2)	5.08	04/15/33	—	—	328	323,703	—	—	—	—	328	323,703
Series 2013-2, Class C (2)	5.12	11/15/27	—	—	2,000	1,963,506	—	—	—	—	2,000	1,963,506
Series 2013-2, Class D (2)	6.23	11/15/27	—	—	501	493,075	—	—	—	—	501	493,075
ACRE Commercial Mortgage Trust
Series 2013-FL1, Class D (1),(2),(5)	4.48	06/15/30	—	—	3,653	3,651,180	—	—	—	—	3,653	3,651,180
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ (1)	5.42	10/10/45	—	—	13,150	13,114,603	14,010	13,972,288	—	—	27,160	27,086,891
Series 2007-3, Class AJ (1)	5.52	06/10/49	—	—	14,670	14,559,813	10,600	10,520,383	—	—	25,270	25,080,196
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H (2),(3)							—
(Acquired 03/08/06, Cost $1,698,878, 0.0%)	5.48	03/11/39	—	—	1,752	24,301	—	—	—	—	1,752	24,301
Comm Mortgage Trust
Series 2014-KYO, Class F (1),(2),(5)	3.94	06/11/27	—	—	—	—	7,620	7,532,395	—	—	7,620	7,532,395
Commercial Mortgage Trust
Series 2007-C9, Class AJFL (1),(2),(5)	1.13	12/10/49	—	—	9,277	8,657,673	—	—	—	—	9,277	8,657,673
Series 2007-GG11, Class AJ (1)	6.03	12/10/49	—	—	10,330	10,159,438	10,642	10,466,287	—	—	20,972	20,625,725
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL (1),(5)	0.67	01/15/49			7,000	6,681,593	—	—	—	—	7,000	6,681,593
Series 2006-C1, Class K (2),(3)							—
(Acquired 03/07/06, Cost $2,901,570, 0.0%)	5.24	02/15/39	—	—	3,858	297,309	—	—	—	—	3,858	297,309
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2009-IWST, Class D (1),(2),(3)							—
(Acquired 06/28/07, Cost $7,529,811, 0.9%)	7.45	12/05/27	—	—	7,000	8,163,541	—	—	—	—	7,000	8,163,541
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ (1)	5.48	02/15/40			1,510	1,506,914	1,590	1,586,751			3,100	3,093,665
Series 2007-C7, Class AJ (1)	6.03	09/15/45	—	—	10,000	9,767,684	10,000	9,767,684	—	—	20,000	19,535,368
LNR CDO V Ltd.
Series 2007-1A, Class F (2),(3),(5)
(Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.88	12/26/49	—	—	3,750	—	—	—	—	—	3,750	—
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K (2),(9)	6.19	03/15/30	—	—	—	—	2,686	2,652,214	—	—	2,686	2,652,214
Morgan Stanley Capital I Trust
Series 2006-IQ11, Class J (2),(3)
(Acquired 05/24/06, Cost $0, 0.0%)	5.53	10/15/42	—	—	122	1,949	—	—	—	—	122	1,949
Series 2007-HQ13, Class A3	5.57	12/15/44	—	—	5,529	5,743,191	—	—	—	—	5,529	5,743,191
Series 2007-T25, Class AJ (1)	5.57	11/12/49	—	—	12,500	12,019,090	—	—	—	—	12,500	12,019,090
Series 2007-T27, Class AJ (1)	5.64	06/11/42	—	—	3,757	3,723,978	—	—	—	—	3,757	3,723,978
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L (2),(3)
(Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	—	—	1,788	358	—	—	—	—	1,788	358
Series 2005-C20, Class F (2),(3)
(Acquired 10/15/10, Cost $3,928,285, 0.4%)	5.50	07/15/42	—	—	4,000	3,681,124			—	—	4,000	3,681,124

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
Series 2007-C30, Class AJ (1)	5.41%	12/15/43	$—	$—	$7,340	$7,215,564	$11,500	$11,305,039	$—	$—	$18,840	$18,520,603
Series 2007-C33, Class AJ (1)	5.95	02/15/51	—	—	10,000	9,850,950	10,250	10,097,224	—	—	20,250	19,948,174
Total Commercial Mortgage-Backed Securities				—		141,490,105		77,900,265		—		219,390,370
Mezzanine Loan - 1.6%
BOCA Mezzanine (9)	8.43	08/09/16	—	—	7,107	7,106,802	7,107	7,106,803	—	—	14,214	14,213,605
Total Mezzanine Loan				—		7,106,802		7,106,803		—		14,213,605
TOTAL COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $255,402,276)				—		156,776,907		91,806,941		—		248,583,848
INTEREST-ONLY SECURITIES - 0.5%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO (2),(5),(10)	4.09	07/16/34	—	—	10,000	121,138	—	—	—	—	10,000	121,138
Federal Home Loan Mortgage Corporation Strips
Series 304, Class C60 (10)	3.50	12/15/42	—	—	—	—	7,704	1,427,612	—	—	7,704	1,427,612
Federal National Mortgage Association							—	—
Series 2013-32, Class IG (10)	3.50	04/25/33	—	—	6,206	829,483	—	—	—	—	6,206	829,483
Series 2012-125, Class MI (10)	3.50	11/25/42	—	—	3,839	670,501	—	—	—	—	3,839	670,501
Series 2011-46, Class BI (10)	4.50	04/25/37	—	—	2,586	114,391	—	—	—	—	2,586	114,391
Federal National Mortgage Association REMICS
Series 2013-32, Class IG (10)	3.50	04/25/33	—	—	—	—	6,616	884,242	—	—	6,616	884,242
GMAC Commercial Mortgage Securities, Inc.							—	—
Series 2003-C1, Class X1 (2),(5),(10)	1.52	05/10/36	—	—	1,039	17,674	—	—	—	—	1,039	17,674
Government National Mortgage Association							—	—
Series 2005-76, Class IO (1),(5),(10)	0.63	09/16/45	—	—	12,731	138,637	—	—	—	—	12,731	138,637
Series 2010-132, Class IO (1),(5),(10)	0.67	11/16/52	—	—	6,122	241,773	—	—	—	—	6,122	241,773
JP Morgan Mortgage Trust
Series 2014-5, Class AX4 (2),(10)	0.50	10/25/29	—	—	—	—	18,573	308,056	—	—	18,573	308,056
Vendee Mortgage Trust
Series 1997-2, Class IO (5),(10)	0.00	06/15/27	—	—	9,674	10	—	—	—	—	9,674	10
TOTAL INTEREST-ONLY SECURITIES (Cost $7,163,393)				—		2,133,607		2,619,910		—		4,753,517
CORPORATE BONDS - 32.6%
Automotive - 1.0%
American Axle & Manufacturing, Inc. (11)	6.25	03/15/21	3,190	3,293,675	—	—	—	—	—	—	3,190	3,293,675
American Axle & Manufacturing, Inc. (1)	6.63	10/15/22	—	—	300	311,250	1,300	1,348,750	—	—	1,600	1,660,000
American Axle & Manufacturing, Inc. (1),(11)	7.75	11/15/19	650	711,750	350	383,250	—	—	—	—	1,000	1,095,000
Ford Motor Co. (11)	6.50	08/01/18	3,100	3,378,839	—	—	—	—	—	—	3,100	3,378,839
Motors Liquidation Co. (9),(12)	8.38	07/15/33	8,250	825	—	—	—	—	—	—	8,250	825
Total Automotive				7,385,089		694,500		1,348,750		—		9,428,339
Basic Industry - 2.4%
Alcoa, Inc. (11)	5.55	02/01/17	1,000	1,023,300	—	—	—	—	—	—	1,000	1,023,300
Arch Coal, Inc. (11),(12)	7.25	06/15/21	6,100	38,125	925	5,781	1,750	10,938	—	—	8,775	54,844
Cascades, Inc. (2),(11),(14)	5.50	07/15/22	3,000	2,885,625	—	—	—	—	—	—	3,000	2,885,625
Hexion, Inc.	8.88	02/01/18	1,425	976,125	—	—	—	—	—	—	1,425	976,125
Hexion, Inc. (11)	9.00	11/15/20	4,500	1,811,250	600	241,500	1,350	543,375	—	—	6,450	2,596,125
INEOS Group Holdings SA (1),(2),(11),(14)	6.13	08/15/18	3,800	3,864,106			1,350	1,372,774	—	—	5,150	5,236,880
Millar Western Forest Products Ltd. (14)	8.50	04/01/21	1,575	661,500			—	—	—	—	1,575	661,500
PulteGroup, Inc. (1),(11)	6.38	05/15/33	2,350	2,397,000	550	561,000	1,000	1,020,000	—	—	3,900	3,978,000
United States Steel Corp. (1)	7.00	02/01/18	—	—	325	292,500	—	—	—	—	325	292,500
USG Corp. (11)	9.75	01/15/18	3,075	3,439,387	—	—	—	—	—	—	3,075	3,439,387
Total Basic Industry				17,096,418		1,100,781		2,947,087		—		21,144,286
Capital Goods - 1.5%
Ardagh Packaging Finance PLC (2),(11),(14)	6.75	01/31/21	3,625	3,507,188	—	—	—	—	—	—	3,625	3,507,188
Crown Cork & Seal Company, Inc. (1),(11)	7.38	12/15/26	3,950	4,216,625	350	373,625	—	—	—	—	4,300	4,590,250
DP World Sukuk Ltd. (2),(14)	6.25	07/02/17	400	418,200	—	—	—	—	—	—	400	418,200
Terex Corp. (11)	6.00	05/15/21	3,000	2,902,500	—	—	—	—	—	—	3,000	2,902,500
Terex Corp. (1),(11)	6.50	04/01/20	1,100	1,061,500	600	579,000	—	—	—	—	1,700	1,640,500
Tyco Electronics Group SA (11),(14)	6.55	10/01/17	500	534,221	—	—	—	—	—	—	500	534,221
Total Capital Goods				12,640,234		952,625		—		—		13,592,859
Consumer Goods - 1.2%
ACCO Brands Corp. (1),(11)	6.75	04/30/20	3,575	3,780,562	600	634,500	1,350	1,427,625	—	—	5,525	5,842,687
Post Holdings, Inc. (1),(11)	7.38	02/15/22	2,825	2,987,438	500	528,750	1,300	1,374,750	—	—	4,625	4,890,938
Total Consumer Goods				6,768,000		1,163,250		2,802,375		—		10,733,625
Consumer Non-Cyclical - 0.2%
Anheuser-Busch InBev Worldwide, Inc. (11)	7.75	01/15/19	1,000	1,165,514	—	—	—	—	—	—	1,000	1,165,514
Bumble Bee Holdings, Inc. (1),(2)	9.00	12/15/17	—	—	516	517,290	—	—	—	—	516	517,290
DP World Ltd. (2),(14)	6.85	07/02/37	200	203,892	—	—	—	—	—	—	200	203,892
Total Consumer Non-Cyclical				1,369,406		517,290		—		—		1,886,696
Electric Utilities & Generation- 0.4%
TerraForm Power Operating LLC (2)	5.88	02/01/23	4,000	3,240,000	—	—	—	—	—	—	4,000	3,240,000
Energy- 5.2%
AmeriGas Finance LLC (11)	7.00	05/20/22	1,025	1,050,625	—	—	—	—	—	—	1,025	1,050,625
Blue Racer Midstream LLC (2),(11)	6.13	11/15/22	4,200	3,496,500	300	249,750	425	353,813	—	—	4,925	4,100,063
BreitBurn Energy Partners LP (12)	7.88	04/15/22	—	—	675	67,500	1,325	132,500	—	—	2,000	200,000
BreitBurn Energy Partners LP (11),(12)	8.63	10/15/20	3,475	347,500	—	—	—	—	—	—	3,475	347,500
Crestwood Midstream Partners LP (1),(11)	6.00	12/15/20	3,550	2,786,750	875	686,875	800	628,000	—	—	5,225	4,101,625
EP Energy LLC (11)	6.38	06/15/23	3,725	1,713,500	—	—	—	—			3,725	1,713,500
EV Energy Partners LP (11)	8.00	04/15/19	4,400	1,100,000	800	200,000	1,250	312,500	—	—	6,450	1,612,500
Ferrellgas Partners LP (1),(11)	8.63	06/15/20	3,375	3,121,875	500	462,500	700	647,500	—	—	4,575	4,231,875
Global Partners LP (1)	6.25	07/15/22	4,650	3,464,250	400	298,000	500	372,500	—	—	5,550	4,134,750
Holly Energy Partners LP	6.50	03/01/20	3,000	2,970,000	—	—					3,000	2,970,000
ION Geophysical Corp.	8.13	05/15/18	1,975	987,500	300	150,000	500	250,000	—	—	2,775	1,387,500
LBC Tank Terminals Holding Netherlands BV (2),(11),(14)	6.88	05/15/23	3,325	3,092,250	—	—	—	—	—	—	3,325	3,092,250
Linn Energy LLC	7.75	02/01/21	250	28,750	300	34,500	1,000	115,000	—	—	1,550	178,250
Linn Energy LLC (11)	8.63	04/15/20	3,200	368,000	300	34,500	—	—	—	—	3,500	402,500
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,292,561	—	—	—	—	—	—	1,250	1,292,561
Precision Drilling Corp. (1),(11),(14)	6.63	11/15/20	1,800	1,440,000	300	240,000	—	—	—	—	2,100	1,680,000
Suburban Propane Partners LP	7.38	08/01/21	2,800	2,849,000	—	—					2,800	2,849,000
Targa Pipeline Partners LP (1),(11)	5.88	08/01/23	4,000	3,610,000	600	541,500	—	—	—	—	4,600	4,151,500
Tesoro Logistics LP (11)	6.13	10/15/21	4,250	4,250,000	—	—	—	—	—	—	4,250	4,250,000
Trinidad Drilling Ltd. (1),(2),(11),(14)	7.88	01/15/19	2,865	2,188,144	600	458,250	—	—	—	—	3,465	2,646,394
W&T Offshore, Inc.	8.50	06/15/19	1,215	145,800	600	72,000	1,250	150,000	—	—	3,065	367,800
Total Energy				40,303,005		3,495,375		2,961,813		—		46,760,193
Financial Services - 0.3%
Puma International Financing SA (2),(14)	6.75	02/01/21	3,125	2,998,438	—	—	—	—	—	—	3,125	2,998,438
Healthcare - 2.6%
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,376,313	—	—	—	—	—	—	1,525	1,376,313
CHS/Community Health Systems, Inc. (1),(11)	7.13	07/15/20	3,050	2,882,250	700	661,500	1,300	1,228,500	—	—	5,050	4,772,250
DJO Finco, Inc. (2)	8.13	06/15/21	250	221,250			—	—	—	—	250	221,250

			Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
			Principal		Principal		Principal		Principal		Principal
	Interest		Amount		Amount		Amount		Amount		Amount
	Rate	Maturity	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value	(000s)	Value
HCA, Inc. (1)	5.88%	05/01/23	$1,775	$1,861,531	$150	$157,313	$1,350	$1,415,812	$—	$—	$3,275	$3,434,656
HCA, Inc. (1),(11)	8.00	10/01/18	3,475	3,892,000	600	672,000	—	—	—	—	4,075	4,564,000
inVentiv Health, Inc. (2),(13)	10.00	08/15/18	936	945,498	—	—	—	—	—	—	936	945,498
inVentiv Health, Inc. (11)	10.00	08/15/18	569	545,529	—	—	—	—			569	545,529
inVentiv Health, Inc. (1)	10.00	08/15/18	—	—	—	—	335	332,069	—	—	335	332,069
Kindred Healthcare, Inc. (1)	6.38	04/15/22	3,750	3,379,687	700	630,875	1,150	1,036,438	—	—	5,600	5,047,000
Service Corporation International (1)	8.00	11/15/21	—	—	450	526,500	1,200	1,404,000	—	—	1,650	1,930,500
Total Healthcare				15,104,058		2,648,188		5,416,819		—		23,169,065
Leisure - 3.1%
Boyd Gaming Corp. (2)	6.38	04/01/26	100	103,750	—	—	—	—	—	—	100	103,750
Boyd Gaming Corp. (1),(11)	9.00	07/01/20	3,625	3,833,437	600	634,500	1,300	1,374,750	—	—	5,525	5,842,687
Cedar Fair LP (1),(11)	5.25	03/15/21	4,200	4,352,250	200	207,250	—	—	—	—	4,400	4,559,500
GLP Capital LP (11)	5.38	11/01/23	4,525	4,525,000	—	—	—	—	—	—	4,525	4,525,000
Isle of Capri Casinos, Inc. (1)	5.88	03/15/21	1,700	1,751,000	—	—	850	875,500	—	—	2,550	2,626,500
MGM Resorts International (1),(11)	7.63	01/15/17	2,875	2,982,813	350	363,125	—	—	—	—	3,225	3,345,938
MGM Resorts International (1)	7.75	03/15/22	—	—	125	139,219	1,250	1,392,187	—	—	1,375	1,531,406
MGM Resorts International (1)	8.63	02/01/19	—	—	275	312,812	—	—			275	312,812
Palace Entertainment Holdings LLC (1),(2),(11)	8.88	04/15/17	3,475	3,370,750	525	509,250	1,250	1,212,500	—	—	5,250	5,092,500
Total Leisure				20,919,000		2,166,156		4,854,937		—		27,940,093
Media - 3.0%
CCO Holdings LLC (1)	5.75	01/15/24	5,550	5,778,937	450	468,563	725	754,906	—	—	6,725	7,002,406
Clear Channel Worldwide Holdings, Inc. (1)	7.63	03/15/20	—	—	750	688,125	—	—	—	—	750	688,125
Cumulus Media Holdings, Inc. (11)	7.75	05/01/19	2,455	932,900	—	—	600	228,000	—	—	3,055	1,160,900
iHeartCommunications, Inc. (11)	9.00	03/01/21	3,550	2,471,688	—	—	—	—	—	—	3,550	2,471,688
Lamar Media Corp. (1)	5.38	01/15/24	4,150	4,327,620	550	573,540	1,350	1,407,780	—	—	6,050	6,308,940
Mediacom Broadband LLC (1)	6.38	04/01/23	3,150	3,220,875	250	255,625	350	357,875	—	—	3,750	3,834,375
Neptune Finco Corp. (2)	10.88	10/15/25	4,125	4,483,875	425	461,975	325	353,275			4,875	5,299,125
Total Media				21,215,895		2,447,828		3,101,836		—		26,765,559
Pipelines - 0.4%
MPLX LP (2)	4.88	12/01/24	3,900	3,600,624	—	—	—	—	—	—	3,900	3,600,624
Retail - 1.0%
L Brands, Inc. (1),(11)	7.60	07/15/37	2,500	2,600,000	500	520,000	900	936,000	—	—	3,900	4,056,000
L Brands, Inc.	8.50	06/15/19	800	936,080	—	—	—	—	—	—	800	936,080
New Albertsons, Inc. (11)	7.75	06/15/26	3,300	3,085,500	—	—	850	794,750	—	—	4,150	3,880,250
Total Retail				6,621,580		520,000		1,730,750		—		8,872,330
Services - 2.9%
Avis Budget Car Rental LLC (1),(11)	5.50	04/01/23	1,550	1,503,500	550	533,500	1,400	1,358,000	—	—	3,500	3,395,000
CalAtlantic Group, Inc . (1)	8.38	05/15/18	—	—	300	333,750	—	—	—	—	300	333,750
CalAtlantic Group, Inc . (1)	8.38	01/15/21	—	—	450	523,125	—	—	—	—	450	523,125
Casella Waste Systems, Inc. (1),(11)	7.75	02/15/19	3,400	3,448,875	500	507,188	1,000	1,014,375	—	—	4,900	4,970,438
Dynagas LNG Partners LP (11),(14)	6.25	10/30/19	2,825	1,892,750	—	—	—	—	—	—	2,825	1,892,750
H&E Equipment Services, Inc. (11)	7.00	09/01/22	4,250	4,313,750	600	609,000	—	—	—	—	4,850	4,922,750
Sotheby’s (2),(11)	5.25	10/01/22	1,850	1,655,750	—	—	—	—	—	—	1,850	1,655,750
Teekay Offshore Partners LP (11),(14)	6.00	07/30/19	3,750	2,353,125	—	—	—	—	—	—	3,750	2,353,125
United Rentals North America, Inc. (11)	5.75	11/15/24	3,625	3,625,000	—	—	—	—	—	—	3,625	3,625,000
United Rentals North America, Inc. (1)	7.63	04/15/22	1,225	1,304,625	450	479,250	—	—	—	—	1,675	1,783,875
United Rentals North America, Inc. (11)	8.25	02/01/21	797	832,865	—	—	—	—	—	—	797	832,865
Total Services				20,930,240		2,985,813		2,372,375		—		26,288,428
Telecommunications - 5.7%
CenturyLink, Inc. (1),(11)	7.65	03/15/42	3,050	2,516,250	300	247,500	1,000	825,000	—	—	4,350	3,588,750
Cincinnati Bell, Inc. (1)	8.38	10/15/20	—	—	414	420,210	—	—	—	—	414	420,210
CyrusOne LP (11)	6.38	11/15/22	4,425	4,590,937	—	—	—	—	—	—	4,425	4,590,937
FairPoint Communications, Inc. (1),(2),(11)	8.75	08/15/19	2,250	2,131,875	600	568,500	925	876,437	—	—	3,775	3,576,812
Frontier Communications Corp. (2),(11)	11.00	09/15/25	6,150	6,180,750	450	452,250	1,125	1,130,625	—	—	7,725	7,763,625
Intelsat Jackson Holdings SA (1),(14)	5.50	08/01/23	—	—	600	361,500	—	—	—	—	600	361,500
Intelsat Luxembourg SA (11),(14)	7.75	06/01/21	6,425	1,911,438	—	—	650	193,375	—	—	7,075	2,104,813
Level 3 Financing, Inc. (11)	5.38	05/01/25	5,775	5,847,187							5,775	5,847,187
Qwest Capital Funding, Inc. (1),(11)	6.88	07/15/28	475	394,250	350	290,500	250	207,500	—	—	1,075	892,250
Qwest Corp. (11)	6.88	09/15/33	850	828,784	—	—	—	—	—	—	850	828,784
SBA Communications Corp.	4.88	07/15/22	5,000	5,062,500	—	—	—	—	—	—	5,000	5,062,500
T-Mobile USA, Inc. (1),(11)	6.63	04/01/23	3,340	3,515,350	550	578,875	1,350	1,420,875	—	—	5,240	5,515,100
Wind Acquisition Finance SA (2),(14)	7.38	04/23/21	1,150	1,040,750	250	226,250	—	—	—	—	1,400	1,267,000
Windstream Services LLC (1),(11)	7.50	06/01/22	5,725	4,393,938	525	402,937	1,000	767,500	—	—	7,250	5,564,375
Zayo Group LLC	6.00	04/01/23	3,525	3,518,373	—	—	—	—			3,525	3,518,373
Total Telecommunications				41,932,382		3,548,522		5,421,312		—		50,902,216
Transportation - 0.4%
Watco Companies LLC (2),(11)	6.38	04/01/23	3,275	3,193,125	—	—	—	—	—	—	3,275	3,193,125
Utility- 1.3%
AES Corp. (11)	4.88	05/15/23	4,250	4,090,625	—	—	—	—	—	—	4,250	4,090,625
NRG Energy, Inc.	6.25	07/15/22	3,975	3,696,750	—	—	—	—	—	—	3,975	3,696,750
NRG Yield Operating LLC	5.38	08/15/24	4,050	3,766,500	—	—					4,050	3,766,500
Total Utility				11,553,875		—		—		—		11,553,875
TOTAL CORPORATE BONDS (Cost $340,834,998)				236,871,369		22,240,328		32,958,054		—		292,069,751
TERM LOANS - 1.3%
Caesars Growth Properties (5),(8)	6.25	04/10/21	1,719	1,398,075	—	—	—	—	—	—	1,719	1,398,075
FairPoint Communications, Inc. (5),(8)	7.50	02/14/19	1,940	1,919,785	—	—	—	—	—	—	1,940	1,919,785
Fortescue Metals Group Ltd. (5),(8)	4.25	06/28/19	3,416	2,877,245	—	—	—	—	—	—	3,416	2,877,245
Four Seasons Holdings, Inc. (5),(8)	6.25	12/13/20	3,325	3,286,197	—	—	—	—	—	—	3,325	3,286,197
MEG Energy (5),(8)	3.75	03/31/20	1,750	1,405,250							1,750	1,405,250
Texas Competitive Electric Holdings Company LLC (5),(8)	4.92	10/10/17	1,566	446,353	—	—	—	—	—	—	1,566	446,363
TOTAL TERM LOANS (Cost $12,763,256)				11,332,905		—		—		—		11,332,905

		Brookfield High Income Fund Inc. (Unaudited)		Brookfield Total Return Fund Inc. (Unaudited)		Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)		Pro Forma Adjustments		Combined Pro Forma (Unaudited)
		Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
PREFERRED STOCKS - 1.6%
Finance & Investment - 1.5%
Kimco Realty Corp., 6.00%		—	$—	—	$—	157,837	$4,089,557	—	$—	157,837	$4,089,557
Public Storage, 6.00%		—	—	160,000	4,409,600	200,000	5,512,000	—	—	360,000	9,921,600
Total Finance & Investment			—		4,409,600		9,601,557		—		14,011,157
Telecommunications — 0.1%
Regency Centers Corp., 6.63%		—	—	—	—	21,213	551,750	—	—	21,213	551,750
TOTAL PREFERRED STOCKS (Cost $13,502,399)			—		4,409,600		10,153,307		—		14,562,907
COMMON STOCKS - 0.6%
Automotive - 0.1%
Ford Motor Co.		61,300	827,550	—	—	—	—	—	—	61,300	827,550
Basic Industry - 0.1%
EnLink Midstream Partners LP		7,800	94,146	—	—	—	—	—	—	7,800	94,146
Total Basic Industry			94,146		—		—		—		94,146
Capital Goods - 0.1%
General Electric Co.		37,450	1,190,535	—	—	—	—	—	—	37,450	1,190,535
Consumer Staples - 0.0%
B&G Foods, Inc.		13,810	480,726	—	—	—	—	—	—	13,810	480,726
Energy - 0.0%
BreitBurn Energy Partners LP (6)		13,075	7,314	—	—	—	—	—	—	13,075	7,314
EV Energy Partners LP		7,900	15,326	—	—	—	—	—	—	7,900	15,326
Thunderbird Resources Equity, Inc. (6),(9)		11	453,548	—	—	—	—	—	—	11	453,548
Total Energy			476,188		—		—		—		476,188
Telecommunications - 0.2%
CenturyLink, Inc.		33,160	1,059,794	—	—	—	—	—	—	33,160	1,059,794
Verizon Communications, Inc.		7,500	405,600	—	—	—	—	—	—	7,500	405,600
Total Telecommunications			1,465,394		—		—		—		1,465,394
Utility - 0.1%
AES Corp.		66,250	781,750	—	—	—	—	—	—	66,250	781,750
Total Utility			781,750		—		—		—		781,750
TOTAL COMMON STOCKS (Cost $5,975,210)			5,316,289		—		—		—		5,316,289
WARRANTS - 0.1%
Automotive - 0.1%
General Motors Co. (6)
Expiration: July 2016
Exercise Price: $10.00		34,193	740,279	—	—	—	—	—	—	34,193	740,279
General Motors Co. (6)
Expiration: July 2019
Exercise Price: $18.33		34,193	467,076	—	—	—	—	—	—	34,193	467,076
Total Automotive			1,207,355		—		—		—		1,207,355
TOTAL WARRANTS (Cost $1,969,136)			1,207,355		—		—		—		1,207,355

	Interest Rate
SHORT TERM INVESTMENT - 0.3%
STIT Liquid Assets Portfolio, Institutional Class (5)	0.45%	2,844,266	2,844,266	—	—	—	—	—	—	2,844,266	2,844,266
TOTAL SHORT TERM INVESTMENT (Cost $2,844,266)			2,844,266		—		—		—		2,844,266
EXCHANGE TRADED FUND — 0.3%
SPDR® Barclays High Yield Bond ETF		80,500	2,757,125	—	—	—	—	—	—	80,500	2,757,125
TOTAL EXCHANGE TRADED FUND (Cost $2,656,613)			2,757,125								2,757,125
Total Investments - 127.3% (Cost $1,230,455,137)			267,729,033		438,445,255		438,422,457		—		1,144,596,745
Liabilities in Excess of Other Assets - (27.3)%			(72,749,044)		(102,698,779)		(69,866,358)				(245,314,181)
TOTAL NET ASSETS - 100.0%			$194,979,989		$335,746,476		$368,556,099		$—		$899,282,564

Notes to Combined Schedule of Investments.

(1)                        Portion or entire principal amount delivered as collateral for reverse repurchase agreements.

(2)                        Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2016, the total value of all such securities was $302,070,268 or 33.6% of net assets.

(3)                        Restricted Illiquid Securities- Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Directors.  The values in the parenthesis represents the acquisition date, cost and the percentage of net assets, respectively.  As of March 31, 2016, the total value of all such securities was $41,231,157 or 4.6% of net assets.

(4)                        Security is a “step up” bond where the coupon increases or steps up at a predetermined date.

(5)                        Variable rate security- Interest rate shown is the rate in effect as of March 31, 2016.

(6)                        Non-income producing security.

(7)                        Security is an inverse floating rate bond.

(8)                        Private placement.

(9)                        Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors.  As of March 31, 2016, the total value of all such securities was $42,304,091 or 4.7% of net assets.

(10)                    Interest rate is based on the notional amount of the underlying mortgage pools.

(11)                    All or a portion of the principal amount is pledged as collateral for credit facility.

(12)                    Issuer is currently in default on its regularly scheduled interest payment.

(13)                    Payment in kind security.

(14)                    Foreign security or a U.S. security of a foreign company.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Assets and Liabilities (Unaudited)
As of March 31, 2016

	Brookfield High Income Fund Inc. (Unaudited)	Brookfield Total Return Fund Inc. (Unaudited)	Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)	Pro Forma Adjustments	Pro Forma Combined (Unaudited)

Assets:
Investments in securities, at value	$264,884,767	$438,445,255	$438,422,457	—	1,141,752,479
Investment in short term securities, at value	2,844,266	—	—	—	2,844,266
Total Investments, at value	267,729,033	438,445,255	438,422,457	—	1,144,596,745
Cash	46,501	25,395,814	31,206,910	—	56,649,225
Cash collateral for reverse repurchase agreements and futures	—	5,469,124	4,996,379	—	10,465,503
Interest and dividends receivable	5,289,399	2,195,105	2,107,967	—	9,592,471
Receivable for investments sold	—	6,142,737	22,274,767	—	28,417,504
Receivable for open forward currency contracts	38,197	—	—	—	38,197
Principal paydown receivable	—	5,398	—	—	5,398
Prepaid expenses	961	6,245	32,543	—	39,749
Total assets	273,104,091	477,659,678	499,041,023	—	1,249,804,792
Liabilities:
Payable for credit facility	76,316,860	—	—		76,316,860
Payable for credit facility interest	8,008	—	—		8,008
Payable for investments purchased	1,414,578	1,798,607	—		3,213,185
Reverse repurchase agreements	—	133,753,518	129,494,000	—	263,247,518
Interest payable for reverse repurchase agreements	—	279,488	369,178	—	648,666
Payable for variation margin			25,828		25,828
Payable for TBA transactions	—	5,738,964	—	—	5,738,964
Investment advisory fee payable	147,974	184,479	421,541	—	753,994
Administration fee payable	34,148	56,763	63,231	—	154,142
Directors fee payable	7,858	8,460	8,762	—	25,080
Accrued expenses	194,676	92,923	102,384	—	389,983
Total liabilities	78,124,102	141,913,202	130,484,924	—	350,522,228
Net Assets	$194,979,989	$335,746,476	$368,556,099	$—	$899,282,564
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$25,532		$22,714	$(12,275)	35,971
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized)	—	139,616	—	(139,616)	—
Additional paid-in capital	275,247,062	431,527,099	424,879,883	151,891	1,131,805,935
Distributions in excess of net investment income	(3,712,945)	(1,194,063)	(3,784,989)	—	(8,691,997)
Accumulated net realized loss on investments, foreign currency transactions, forward foreign currency contracts, and futures	(37,079,761)	(82,110,411)	(18,963,018)	—	(138,153,190)
Net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency contracts, and futures	(39,499,899)	(12,615,765)	(33,598,491)	—	(85,714,155)
Net assets applicable to capital stock outstanding	$194,979,989	$335,746,476	$368,556,099	$(0)	$899,282,564

Total investments at cost	$307,264,841	$451,061,020	$472,057,624	$—	$1,230,383,485
Foreign currency at cost	$—	$—	$—	$—	$—

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	25,532,427	13,961,565	22,713,931	(26,236,620)	(A) 35,971,303
Net asset value per share	$7.64	$24.05	$16.23		$25.00

(A) - Adjustment reflects shares issued in conversion.

BROOKFIELD REAL ASSETS INCOME FUND INC.
Statements of Operations (Unaudited)
For the Year Ended March 31, 2016

	Brookfield High Income Fund Inc. (Unaudited)	Brookfield Total Return Fund Inc. (Unaudited)	Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)	Pro Forma Adjustments		Pro Forma Combined (Unaudited)

Investment Income:
Interest	$21,184,225	$33,250,699	$38,569,902	—		$93,004,826
Dividends (net of foreign withholding tax of $1,046, $0, $0, and $1,046, respectively)	220,482	365,720	622,382	—		1,208,584
Total investment income	21,404,707	33,616,419	39,192,284	—		94,213,410
Expenses:
Investment advisory fees	1,968,095	2,298,359	5,471,853	3,328,179	(A)	13,066,486
Administration fees	454,176	707,188	820,778	(22,169	)(A)	1,959,973
Legal fees	75,883	92,212	69,010	147,565	(B)	384,670
Audit and tax services	68,737	77,338	75,368	(160,193	)(B)	61,250
Trustees’/Directors’ fees	79,988	106,615	93,574	(50,576	)(B)	229,601
Reports to stockholders	32,225	60,194	93,722	(51,141	)(B)	135,000
Fund accounting servicing fees	425,483	124,869	104,837	(518,481	)(B)	136,708
Transfer agency fees	9,542	10,280	17,561	—	(B)	37,383
Registration fees	10,241	24,596	25,051	(34,888	)(B)	25,000
Insurance	29,846	57,243	37,874	(55,739	)(B)	69,224
Miscellaneous	21,873	26,650	42,762	—	(B)	91,285
Custodian fees	25,856	33,166	24,510	—		83,532
Total expenses before interest expense	3,201,945	3,618,710	6,876,900	2,582,557		16,280,112
Interest expense on reverse repurchase agreements and credit facility	1,330,197	1,931,922	2,415,086	(374,102)		5,303,103
Total expenses	4,532,142	5,550,632	9,291,986	2,208,455		21,583,215
Less expenses reimbursed by the investment adviser	—	—	—	(6,319,145	)(C)	(6,319,145)
Net expenses	4,532,142	5,550,632	9,291,986	(4,110,690)		15,264,070
Net investment income	16,872,565	28,065,787	29,900,298	4,110,690		78,949,340
Net Realized and Unrealized Gain on Investments, Foreign Currency Transactions and Forward Foreign Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	(11,299,625)	(5,920,345)	(13,672,845)	—		(30,892,815)
Futures transactions	—	—	(2,426,785)	—		(2,426,785)
Foreign currency transactions	30,300	—	—	—		30,300
Forward foreign currency contracts	310,833	—	—	—		310,833
Net realized gain (loss)	(10,958,492)	(5,920,345)	(16,099,630)	—		(32,978,467)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,789,256)	(22,384,275)	(29,044,719)	—		(82,218,250)
Futures	—	—	530,702	—		530,702
Foreign currency and foreign currency transactions	52,243	—				52,243
Forward foreign currency contracts	(511,623)	—	—	—		(511,623)
Net change in unrealized gain (loss)	(31,248,636)	(22,384,275)	(28,514,017)	—		(82,146,928)
Net realized and unrealized gain on investments, foreign currency transactions and forward foreign currency contracts	(42,207,128)	(28,304,620)	(44,613,647)	—		(115,125,395)
Net increase (decrease) in net assets resulting from operations	$(25,334,563)	$(238,833)	$(14,713,349)	$4,110,690		$(36,176,055)

(A)                 These adjustments reflect the standardization of advisory and administration fees at 1.00% and 0.15%, respectively.

(B)                 These adjustments reflect the elimination of duplicate costs or economies of scale.

(C)                 These adjustments reflect the addition of an expense cap at a rate of 1.03% of managed assets.

Notes to Pro Forma Condensed Combined Financial Statements

March 31, 2016 (Unaudited)

1.              The Funds and the Basis of Combination

Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc. and Brookfield Mortgage Opportunity Income Fund Inc. (the “Target Funds”) were incorporated as Maryland corporations on November 22, 2013, May 26, 1989 and November 26, 2012, respectively.  Prior to March 1, 2014, the Brookfield High Income Fund Inc. was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998.  Each Target Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.  Brookfield Real Assets Income Fund Inc. (the “Acquiring Fund”) incorporated under the laws of the State of Maryland on October 6, 2015.  The Acquiring Fund is registered under the 1940 Act, as a diversified, closed-end management investment company with its own investment objective.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Funds by the Acquiring Fund as if such acquisitions had taken place as of March 31, 2016.  The Acquiring Fund will be the accounting survivor of the reorganizations.

The reorganizations involve the transfer of substantially all of the assets and substantially all of the liabilities of the Target Funds to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund, and the pro rata distribution of such shares of the Acquiring Fund to the stockholders of the Target Funds, as provided in the Agreement and Plan of Reorganization.  The reorganizations are intended to qualify as tax-free reorganizations so that stockholders of the Target Funds will not recognize any gain or loss through the exchange of shares in the reorganizations.

The unaudited pro forma schedule of investments, statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of the Target Funds which are incorporated by reference in the Statement of Additional Information of which the unaudited pro forma combined financial statements form a part.  The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each exchange occurred on March 31, 2016.  The unaudited pro forma combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

2.              Acquiring Fund Valuation of Investments and Derivatives Instruments

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, term loans, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer.  The broker-dealers or pricing services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.  Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date.  Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee.  Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds.  The Funds may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process.  The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.  Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Each Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Funds’ securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser.  The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Funds’ portfolios.  Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.  If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee.  The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.  There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The Funds have established methods of fair value measurements in accordance with GAAP.  Fair value denotes the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 -        quoted prices in active markets for identical assets or liabilities

•                  Level 2 -        quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

•                  Level 3 -        significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceeds certain tolerance levels with the third party pricing service or broker source.  For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$—	$—	$7,399,724	$7,399,724
Corporate Bonds	—	236,870,544	825	236,871,369
Term Loans		11,332,905	—	11,332,905
Common Stocks	4,862,741	—	453,548	5,316,289
Exchange Traded Fund	2,757,125	—	—	2,757,125
Warrants	1,207,355	—	—	1,207,355
Short Term Investment	2,844,266	—	—	2,844,266
Total	$11,671,487	$248,203,449	$7,854,097	$267,729,033

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Forwards(1)	$38,197	$—	$—	$—
Total	$38,197	$—	$—	$—

(1)         Other financial instruments include forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2016.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Corporate Bonds:
Motors Liquidation Co.	$825	Discounted Cash Flow	Anticipated Residual Value	$0.01
Common Stocks:
Thunderbird Resouces Equity, Inc.	453,548	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$34,259 - $42,321 ($35,000)
Total	$454,373

(1)         The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2016, the value of these securities was approximately $7,399,724. The inputs or these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments Note. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

Valuation Inputs	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest- Only Securities	Corporate Bonds	Collateralized Loan Obligation	Common Stocks	Total
Balance as of March 31, 2015	$—	$9,604,898	$—	$—	$1,325	$—	$—	$9,606,223
Accrued Discounts (Premiums)	—	434,815	—	—	9,818	—	—	444,633
Realized Gain/(Loss)	—	189,748	—	—	4	—	—	189,582
Change in Unrealized Appreciation (Depreciation)	—	(860,721)	—	—	(516,622)	—	(660,663)	(2,041,006)
Purchases at cost	—	57,605	—	—	—	—	1,114,211	1,171,816
Sales proceeds	—	(2,026,451)	—	—	(500)	—	—	(2,026,951)
Transfers into Level 3	—	—	—	—	509,800	—	—	509,800 (a)
Balance as of March 31, 2016	$—	$7,399,724	$—	$—	$825	$—	$453,548	$7,854,097
Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(827,020)	$—	$—	$—	$—	$(660,663)	$(1,487,683)

(a)           Transferred due to a decrease in market data for these securities.

For the year ended March 31, 2016, the Brookfield High Income Fund Inc. did not have any security transfer activity between Level 1 and Level 2.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Brookfield Total Return Fund Inc. (Unaudited)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:

Valuation Inputs	Level 1	Level 2	Level 3 (1)	Total
U.S. Government & Agency Obligations	$—	$17,293,655	$—	$17,293,655
Asset-Backed Securities	—	30,963,567	—	30,963,567
Residential Mortgage Related Holdings	—	—	204,627,591	204,627,591
Commercial Mortgage Related Holdings	—	—	156,776,907	156,776,907
Interest-Only Securities	—	—	2,133,607	2,133,607
Corporate Bonds	—	22,240,328	—	22,240,328
Preferred Stocks	4,409,600	—	—	4,409,600
Total	$4,409,600	$70,497,550	$363,538,105	$438,445,255

(1)         The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations.  These evaluated bid prices are based on unobservable inputs.  A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2016.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

Brookfield Total Return Fund Inc. (Unaudited)

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Residential Mortgage Related Holdings:
Resix Finance Limited Credit-Linked Notes, Series 2004-B, Class B9	$60,026	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.00% (10.00%)
Commercial Mortgage Related Holdings:
A10 Securitization LLC, Series 2015-A, Class B	9,944,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.25% - 7.70% (7.25%)
BOCA Mezzanine	7,106,802	Discounted Cash Flow	Debt Yield and Loan to Value	12.9%-14.4% (13.7%) 44%-49% (47%)
Class B Notes	8,180,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5% - 12.0% (10.4%)
Total	$25,290,828

(1)         The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2016, the value of these securities was approximately $338,247,277. The inputs or these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments Note. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events. The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Brookfield Total Return Fund Inc. (Unaudited)

Valuation Inputs	Asset-Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Collateralized Loan Obligation	Common Stocks	Total
Balance as of March 31, 2015	$—	$191,790,300	$186,824,860	$13,186,888	$—	$—	$—	$391,802,048
Accrued Discounts (Premiums)	—	4,708,060	2,943,129	(559,505)	1,530	—	—	7,093,214
Realized Gain/(Loss)	—	5,662,068	(4,789,052)	16,238,594	—	—	—	17,111,610
Change in Unrealized Appreciation (Depreciation)	—	(10,101,786)	(8,472,394)	(583,602)	(78,030)	—	—	(19,235,812)
Purchases at cost	—	64,440,338	25,680,008	—	—	—	—	90,120,346
Sales proceeds	—	(60,202,155)	(45,409,644)	(26,148,768)	—	—	—	(131,760,567)
Transfers into Level 3	—	8,330,766	—	—	618,000	—	—	8,948,766	(a)
Transfers out of Level 3	—	—	—	—	(541,500)	—	—	(541,500	)(b)
Balance as of March 31, 2016	$—	$204,627,591	$156,776,907	$2,133,607	$—	$—	$—	$363,538,105
Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(8,552,964)	$(7,842,793)	$(853,058)	$—	$—	$—	$(17,248,815)

(a)           Transferred due to a decrease in observable market data for these securities.

(b)          Transferred due to an increase in observable market data for these securities.

For the fiscal year ended March 31, 2016.  The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:

Valuation Inputs	Level 1	Level 2	Level 3 (1)	Total
Residential Mortgage Related Holdings	$—	$—	$300,884,245	$300,884,245
Commercial Mortgage Related Holdings	—	—	91,806,941	91,806,941
Interest-Only Securities	—	—	2,619,910	2,619,910
Corporate Bonds	—	32,958,054	—	32,958,054
Preferred Stocks	10,153,307	—	—	10,153,307
Total	$10,153,307	$32,958,054	$395,311,096	$438,422,457

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Futures (2)	$36,676	$—	$—	$36,676
Total Liabilities - Other Financial Instruments	$36,676	$—	$—	$36,676

(1)         The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations.  These evaluated bid prices are based on unobservable inputs.  A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

(2)         Other financial instruments include exchange traded futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Commercial Mortgage Related Holdings:
Class B Notes	$6,799,873	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5% - 12.0% (10.4%)
Morgan Stanley Capital I, Inc., Series 1998-HF1, Class K	2,652,214	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.00% (7.00%)
BOCA Mezzanine	7,106,803	Discounted Cash Flow	Debt Yield and Loan to Value	12.9%-14.4% (13.7%) 44%-49% (47%)
Total	$16,558,890

(1)         The table above does not include level 3 securities that are valued by brokers and pricing services.  At March 31, 2016, the value of these securities was approximately $378,752,206.  The inputs or these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments Note.  The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

Valuation Inputs	Asset-Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Collateralized Loan Obligation	Common Stocks	Total
Balance as of March 31, 2015	$—	$352,789,453	$113,014,844	$2,748,611	$—	$3,970,000	$—	$472,522,908
Accrued Discounts (Premiums)	—	11,935,272	(87,044)	(18,014)	—	—	—	11,830,214
Realized Gain/(Loss)	—	4,881,467	640,884	—	—	—	—	3,352,351
Change in Unrealized Appreciation (Depreciation)	—	(21,358,372)	(4,127,036)	(541,955)	—	(2,170,000)	—	(26,027,363)
Purchases at cost	—	56,528,234	12,695,354	330,846	—	—	—	69,554,434
Sales proceeds	—	(103,891,809)	(30,330,061)	(301,597)	—	—	—	(134,523,467)
Transfers into Level 3	—	—	—	402,019	—	—	—	402,019	(a)
Transfers out of Level 3	—	—	—	—	—	(1,800,000)		(1,800,000	)(b)
Balance as of March 31, 2016	$—	$300,884,245	$91,806,941	$2,619,910	$—	$—	$—	$395,311,096
Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(22,156,386)	$(3,998,238)	$(541,955)	$—	$(14,800)	$—	$(26,711,379)

(a) Transferred due to a decrease of observable market data for these securities.

(b) Transferred due to an increase of observable market data for these securities.

For the year ended March 31, 2016, Brookfield Mortgage Opportunity Income Fund Inc.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Pro Forma Combined Fund (Unaudited)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:

Valuation Inputs	Level 1	Level 2	Level 3 (1)	Total
U.S. Government & Agency Obligations	$—	$17,293,655	$—	$17,293,655
Asset-Backed Securities	—	30,963,567	—	30,963,567
Residential Mortgage Related Holdings	—	—	512,911,560	512,911,560
Commercial Mortgage Related Holdings	—	—	248,583,848	248,583,848
Interest-Only Securities	—	—	4,753,517	4,753,517
Corporate Bonds	—	292,068,926	825	292,069,751
Term Loans	—	11,332,905	—	11,332,905
Common Stocks	4,862,741	—	453,548	5,316,289
Preferred Stocks	14,562,907	—	—	14,562,907
Exchange Traded Fund	2,757,125	—	—	2,757,125
Warrants	1,207,355	—	—	1,207,355
Short Term Investment	2,844,266	—	—	2,844,266
Total	$26,234,394	$351,659,053	$766,703,298	$1,144,596,745

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Forwards (2)	$38,197	$—	$—	$38,197
Total Assets - Other Financial Instruments	$38,197	$—	$—	$38,197

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments - Futures (2)	$36,676	$—	$—	$36,676
Total Liabilities - Other Financial Instruments	$36,676	$—	$—	$36,676

(1)         The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

(2)         Other financial instruments include exchange traded futures contracts and forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of March 31, 2016.  The table is not all-inclusive, but provides information on the significant Level 3 inputs.

Pro Forma Combined Fund (Unaudited)

	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Residential Mortgage Related Holdings:
Resix Finance Limited Credit-Linked Notes, Series 2004-B, Class B9	$60,026	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.00% (10.00%)

Commercial Mortgage Related Holdings:
Class B Notes	14,979,873	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5% - 12.0% (10.4%)
A10 Securitization LLC, Series 2015-A, Class B	9,944,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.25% - 7.70% (7.25%)
Morgan Stanley Capital I, Inc., Series 1998-HF1, Class K	2,652,214	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.00% (7.00%)
BOCA Mezzanine	14,213,605	Discounted Cash Flow	Debt Yield and Loan to Value	12.9%-14.4% (13.7%) 44%-49% (47%)
Corporate Bonds:
Motors Liquidation Co.	825	Discounted Cash Flow	Anticipated Residual Value	$0.01
Common Stocks:
Thunderbird Resources Equity, Inc.	453,548	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$34,259 - $42,321 ($35,000)
Total	$42,304,091

(1)         The table above does not include level 3 securities that are valued by brokers and pricing services.  At March 31, 2016, the value of these securities was approximately $724,399,207.  The inputs or these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments Note.  The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Pro Forma Combined Fund (Unaudited)

Valuation Inputs	Asset-Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Collateralized Loan Obligation	Common Stocks	Total
Balance as of March 31, 2015	$—	$554,184,651	$299,839,704	$15,935,499	$1,325	$3,970,000	$—	$873,931,179
Accrued Discounts (Premiums)	—	17,078,147	2,856,085	(577,519)	11,348	—	—	19,368,061
Realized Gain/(Loss)	—	10,733,113	(4,148,168)	16,238,594	4	(2,170,000)	—	20,653,543
Change in Unrealized Appreciation (Depreciation)	—	(32,320,879)	(12,599,430)	(1,125,557)	(597,652)	—	(660,663)	(47,304,181)
Purchases at cost	—	121,026,177	38,375,362	330,846	—	—	1,114,211	160,846,596
Sales proceeds	—	(166,120,415)	(75,739,705)	(26,450,365)	(500)	—	—	(268,310,985)
Transfers into Level 3	—	8,330,766	—	402,019	1,127,800	—	—	9,860,585	(a)
Transfers out of Level 3	—	—	—	—	(541,500)	(1,800,000)	—	(2,341,500	)(b)
Balance as of March 31, 2016	$—	$512,911,560	$248,583,848	$4,753,517	$825	$—	$453,548	$766,703,298
Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(31,536,370)	$(11,841,031)	$(1,395,013)	$—	$(14,800)	$(660,663)	$(45,447,877)

(a)           Transferred due to a decrease in observable market data for these securities.

(b)          Transferred due to an increase in observable market data for these securities.

For the year ended March 31, 2016, the Pro Forma Combined Fund, the basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The fair value of the Funds’ reverse repurchase agreements and credit facility, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statements of Assets and Liabilities.  As of March 31, 2016, these financial instruments are categorized as a Level 2 within the disclosure hierarchy.

Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.  The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.  Reported unrealized currency gains and losses arise from translation of assets and liabilities denominated in foreign currency other than securities.

Reported net realized foreign exchange gains or losses arise from sales of securities, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date.  During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates.  The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss.  Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

Each Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates.  The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All forward contracts were entered into with Bank of New York Mellon as the counterparty.  As of March 31, 2016, the following forward contracts were outstanding:

Target Fund

Brookfield High Income Fund Inc. (Unaudited)

Settlement Date	Currency to be Delivered		U.S. $ Value at Value March 31, 2016	Currency to be Received		U.S. $ Value at Value March 31, 2016	Unrealized Appreciation
05/09/16	341,352	U.S. Dollars	$341,352	497,266	Canadian Dollars	$382,898	$41,546
05/09/16	497,266	Canadian Dollars	382,898	379,549	U.S. Dollars	379,549	(3,349)
							$38,197

The Brookfield High Income Fund Inc. had a monthly average of 2 forward contracts open during the fiscal year ended March 31, 2016.

Pro Forma Combined Fund (Unaudited)

Settlement Date	Currency to be Delivered		U.S. $ Value at Value March 31, 2016	Currency to be Received		U.S. $ Value at Value March 31, 2016	Unrealized Appreciation
05/09/16	341,352	U.S. Dollars	$341,352	497,266	Canadian Dollars	$382,898	$41,546
05/09/16	497,266	Canadian Dollars	382,898	379,549	U.S. Dollars	379,549	(3,349)
							$38,197

The Brookfield High Income Fund Inc. had a monthly average of 2 forward contracts open during the fiscal year ended March 31, 2016.

As of March 31, 2016, the Brookfield Total Return Fund Inc. and the Brookfield Mortgage Opportunity Income Fund Inc. did not have any open forward contracts.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date.  Initial margin deposits are made upon entering into futures contracts and can be either cash or securities.  During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading.  Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred.  When the contract is closed, each Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates.  Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.  A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

As of March 31, 2016, the following futures contracts were outstanding:

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

Short:

Contracts	Type	Expiration Date	Value at March 31, 2016	Unrealized Appreciation
269	2 Year U.S. Treasury Note	June 2016	$58,843,750	$34,017
22	5 Year U.S. Treasury Note	June 2016	2,665,609	2,659
	Total		$61,509,359	$36,676

The average notional value of futures contracts outstanding during the fiscal year ended March 31, 2016 was $116,569,399, which represents the volume activity during the fiscal year.

Pro Forma Combined Fund (Unaudited)

Short:

Contracts	Type	Expiration Date	Value at March 31, 2016	Unrealized Appreciation
269	2 Year U.S. Treasury Note	June 2016	$58,843,750	$34,017
22	5 Year U.S. Treasury Note	June 2016	2,665,609	2,659
	Total		$61,509,359	$36,676

The average notional value of futures contracts outstanding during the fiscal year ended March 31, 2016 was $116,569,399, which represents the volume activity during the fiscal year.

As of March 31, 2016, the Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. did not have any futures contracts outstanding.

TBA Transactions: The Funds may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.  A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date.  The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac).  In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool.  The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities.  The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.  TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements.  Proceeds of TBA transactions are not received until the contractual settlement date.  The Funds may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways.  Typically, the Funds will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements.  This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities.  Alternatively, the Funds will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.  Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.

TBA transactions outstanding at March 31, 2016 were as follows:

Target Fund

Brookfield Total Return Fund Inc. (Unaudited)

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Association	3.00%	$5,500,000	$5,738,964

Pro Forma Combined Fund (Unaudited)

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Association	3.00%	$5,500,000	$5,738,964

As of March 31, 2016, the Brookfield High Income Fund Inc. and Brookfield Mortgage Opportunity Income Fund Inc. did not have any TBA transactions.

The following tables set forth the effect of derivative instruments of the Statements of Assets and Liabilities as of March 31, 2016:

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Assets and Liabilities as of March 31, 2016.

Derivatives	Statement of Assets and Liabilities	Value as of March 31, 2016
Forward contracts	Receivable for open forward currency contracts (assets)	$38,197

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Assets and Liabilities as of March 31, 2016.

Derivatives	Statement of Assets and Liabilities	Value as of March 31, 2016
Futures contracts	Payable for variation margin (liabilities)	$(25,828)
		$(25,828)

Pro Forma Combined Fund (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Assets and Liabilities as of March 31, 2016.

Derivatives	Statement of Assets and Liabilities	Value as of March 31, 2016
Futures contracts	Payable for variation margin (liabilities)	$(25,828)
Forward contracts	Receivable for open forward currency contracts (assets_	$38,197
Total		$12,369

The following tables set forth the effect of derivative instruments on the Statements of Operations for the year ended March 31, 2016:

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Operations for the fiscal year ended March 31, 2016.

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Depreciation on Forward Currency Contracts
Forward contracts	Forward currency contracts	$310,833	$(511,623)

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Operations for the fiscal year ended March 31, 2016.

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures	Net Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$(2,426,785)	$530,702

Pro Forma Combined Fund (Unaudited)

The following table sets forth the effect of derivative instruments of the Statement of Operations for the fiscal year ended March 31, 2016.

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Futures Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Futures and Forward Currency Contracts
Futures contracts	Futures transactions	$(2,426,785)	$530,702
Forward contracts	Forward currency contracts	310,833	(511,623)
Total		$(2,115,952)	$19,079

Target Funds

Brookfield High Income Fund Inc. (Unaudited)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts Presented in	Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Recognized Assets and Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Forward contracts	$41,546	$(3,349)	$38,197	$—	$—	$38,197

*                 Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.

Pro Forma Combined Fund (Unaudited)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts Presented in	Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Recognized Assets and Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Forward contracts	$41,546	$(3,349)	$38,197	$—	$—	$38,197

*                 Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.

The Brookfield High Income Fund Inc. had a monthly average of 2 forward contracts open during the year ended March 31, 2016.

3.              Investment Advisory Agreements and Related Party Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.  The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser.

The Adviser has agreed to waive its fees and/or reimburse expenses for two years following the closing date of the Reorganizations so that the total annual operating expense ratio of the Pro Forma Combined Fund will not exceed 1.03% (excluding the costs of using leverage, brokerage commissions and other transactions, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Pro Forma Combined Fund’s business) in Years 1 and 2.  This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board or the Fund’s investment advisory agreement terminates.  This agreement is not expected to be continued after the expiration of the two-year period.

The Advisory Agreements provide that the Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc. and Brookfield Mortgage Opportunity Income Fund Inc. shall pay the Adviser a monthly fee for its services at the annual rates stated below:

			Pro Forma Combined Fund
Fund	Annual Advisory Fee Rate		Annual Advisory Fee Rate****	Annual Expense Cap (Year 1)	Annual Expense Cap (Year 2)
Brookfield High Income Fund Inc.	0.65	%***	1.00%	1.03%	1.03%
Brookfield Total Return Fund Inc.	0.65	%**	1.00%	1.03%	1.03%
Brookfield Mortgage Opportunity Income Fund Inc.	1.00	%*	1.00%	1.03%	1.03%

*                 Annual advisory fee calculated as a percent of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes.

**          Annual advisory fee calculated as a percent of the Fund’s average weekly net assets.

***   Annual advisory fee calculated as a percent of the Fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

**** The Brookfield Real Assets Income Fund Inc. will have the same annual advisory fee rate as the Brookfield Mortgage Opportunity Fund Inc.

Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc. and Brookfield Mortgage Opportunity Fund Inc. have entered into separate Administration Agreements with the Adviser.  The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC.  The Adviser and the Sub-administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities.  For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) for the Brookfield High Income Fund Inc., 0.15% of its average daily net assets, plus the amount of any borrowings for investment purposes, for the Brookfield Mortgage Opportunity Income Fund Inc., and 0.20% of its average weekly net assets for the Brookfield Total Return Fund Inc., payable monthly in arrears.  The Pro Forma Combined Fund’s annual rate will be 0.15% of its average daily net assets, plus the amount of any borrowings for investment purposes.

Certain officers and/or directors of the Funds are officers and/or employees of the Adviser.

4.              Borrowings

Credit facility: The Brookfield High Income Fund Inc. has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.  The Pro Forma Combined Fund also intends to enter into a line of credit with BNP Paribas.  The Brookfield High

Income Fund Inc. pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.  For the fiscal year ended March 31, 2016, the average interest rate paid under the line of credit was 1.55% of the total line of credit amount available to the Brookfield High Income Fund Inc. and the Pro Forma Combined Fund.

Target Fund

Brookfield High Income Fund Inc. (Unaudited)

Total line of credit amount available	120,000,000
Line of credit outstanding at March 31, 2016	76,316,860
Line of credit amount unused during the fiscal year	43,683,140
Average balance outstanding during the fiscal year	86,039,538
Interest expense incurred on line of credit during the year	1,330,197

Pro Forma Combined Fund (Unaudited)

Total line of credit amount available	120,000,000
Line of credit outstanding at March 31, 2016	76,316,860
Line of credit amount unused during the fiscal year	43,683,140
Average balance outstanding during the fiscal year	86,039,538
Interest expense incurred on line of credit during the year	1,330,197

Reverse Repurchase Agreements: The Brookfield High Income Fund Inc., the Brookfield Total Return Fund Inc. and the Brookfield Mortgage Opportunity Income Fund Inc. may enter into reverse repurchase agreements.  In a reverse repurchase agreement, each Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  Each Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement.  Cash received in exchange for securities delivered plus accrued interest payments to be made by the Funds to counterparties are reflected as a liability on the Statements of Assets and Liabilities.  Interest payments made by each Fund to counterparties are recorded as a component of interest expense on the Statements of Operations.  The Funds will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by each Fund may decline below the price of the securities the Funds have sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, each Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At March 31, 2016, each Fund had the following reverse repurchase agreements outstanding:

Target Fund

Brookfield Total Return Fund Inc. (Unaudited)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable For Reverse Repurchase Agreements
Goldman Sachs	0.70%	02/04/16	05/04/16	6,252,000	6,258,929
JPMorgan Chase	0.73%	03/03/16	04/01/16	4,451,000	4,453,617
JPMorgan Chase	1.28%	03/03/16	04/01/16	5,374,000	5,379,535

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	1.97%	02/17/16	05/17/16	6,462,518	6,478,064
RBC Capital Markets	1.31%	01/05/16	04/05/16	7,031,000	7,053,305
RBC Capital Markets	1.37%	02/19/16	05/19/16	8,286,000	8,299,238
RBC Capital Markets	1.38%	03/14/16	06/14/16	512,000	512,354
RBC Capital Markets	1.83%	03/03/16	06/03/16	3,011,000	3,015,443
RBC Capital Markets	1.84%	01/06/16	04/06/16	11,214,000	11,263,203
RBC Capital Markets	1.84%	03/09/16	05/23/16	661,000	661,776
RBC Capital Markets	1.87%	01/13/16	04/13/16	8,276,000	8,310,000
RBC Capital Markets	1.87%	02/19/16	05/19/16	7,962,000	7,979,365
RBC Capital Markets	1.87%	02/23/16	05/23/16	5,127,000	5,137,110
RBC Capital Markets	1.88%	03/14/16	06/14/16	5,933,000	5,938,584
RBC Capital Markets	1.89%	01/06/16	04/06/16	2,814,000	2,826,683
RBC Capital Markets	1.90%	01/19/16	04/19/16	7,506,000	7,534,860
RBC Capital Markets	1.98%	03/14/16	06/14/16	29,416,000	29,445,156
RBC Capital Markets	1.99%	03/10/16	06/10/16	1,215,000	1,216,474
RBC Capital Markets	2.02%	02/18/16	05/18/16	5,007,000	5,019,070
Wells Fargo	1.29%	03/04/16	04/04/16	7,243,00	7,250,240
Total				$133,753,518	$134,033,006

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$—	$4,451,000	$6,252,000	$—	$10,703,000
Residential Mortgage Related Holdings	—	7,243,000	5,007,000	—	12,250,000
Commercial Mortgage Related Holdings	—	34,707,000	59,787,518	—	94,494,518
Interest-Only Securities	—	477,000	—	—	477,000
Corporate Bonds	—	7,031,000	8,798,000	—	15,829,000
Total	$—	$53,909,000	$79,844,518	$—	$133,753,518

(1)         The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended March 31, 2016 was $132,930,075 at a weighted average interest rate of 1.45%.

Brookfield High Income Fund Inc.

As of March 31, 2016, the Brookfield High Income Fund Inc. did not have any reverse repurchase agreements outstanding.

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable For Reverse Repurchase Agreements
RBC Capital Markets	1.31%	01/05/16	04/05/16	$5,612,000	$5,629,803
RBC Capital Markets	1.38%	02/25/16	05/19/16	6,550,000	6,559,033
RBC Capital Markets	1.38%	03/14/16	06/14/16	9,115,000	9,121,300
RBC Capital Markets	1.81%	01/06/16	04/06/16	8,287,000	8,322,866
RBC Capital Markets	1.84%	01/06/16	04/06/16	11,948,000	12,000,424
RBC Capital Markets	1.87%	02/19/16	05/19/16	8,458,000	8,476,447
RBC Capital Markets	1.89%	01/04/16	04/04/16	8,219,000	8,256,916
RBC Capital Markets	1.91%	01/06/16	04/06/16	8,553,000	8,592,060
RBC Capital Markets	1.92%	02/12/16	05/12/16	9,040,000	9,063,595
RBC Capital Markets	1.92%	03/23/16	06/23/16	9,585,000	9,589,612
RBC Capital Markets	1.95%	01/20/16	04/20/16	12,691,000	12,740,464
RBC Capital Markets	1.97%	01/20/16	04/20/16	3,951,000	3,966,597
RBC Capital Markets	2.02%	01/20/16	04/20/16	2,946,000	2,957,924

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable For Reverse Repurchase Agreements
RBC Capital Markets	2.02%	03/23/16	06/23/16	2,317,000	2,318,173
RBC Capital Markets	2.03%	03/03/16	06/03/16	2,625,000	2,629,296
RBC Capital Markets	2.07%	02/19/16	05/19/16	5,033,000	5,045,151
RBC Capital Markets	2.08%	02/26/16	05/26/16	14,564,000	14,593,517
Total				$129,494,000	$129,863,178

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Residential Mortgage Related Holdings	$—	$19,588,000	$29,091,000	$—	$48,679,000
Commercial Mortgage Related Holdings	—	37,007,000	22,531,000	—	59,538,000
Corporate Bonds	—	5,612,000	15,665,000	—	21,277,000
Total	$—	$62,207,000	$67,287,000	$—	$129,494,000

(2)         The average daily balance of reverse repurchase agreements outstanding for the Fund for the fiscal year ended March 31, 2016 was $148,972,412 at a weighted average interest rate of 1.68%.

Pro Forma Combined Fund (Unaudited)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable For Reverse Repurchase Agreements
Goldman Sachs	0.70%	02/04/16	05/04/16	6,252,000	6,258,929
JPMorgan Chase	0.73%	03/03/16	04/01/16	4,451,000	4,453,617
JPMorgan Chase	1.28%	03/03/16	04/01/16	5,374,000	5,379,535
JPMorgan Chase	1.97%	02/17/16	05/17/16	6,462,518	6,478,064
RBC Capital Markets	1.31%	01/05/16	04/05/16	7,031,000	7,053,305
RBC Capital Markets	1.31%	01/05/16	04/05/16	5,612,000	5,629,803
RBC Capital Markets	1.37%	02/19/16	05/19/16	8,286,000	8,299,238
RBC Capital Markets	1.38%	02/25/16	05/19/16	6,550,000	6,559,033
RBC Capital Markets	1.38%	03/14/16	06/14/16	512,000	512,354
RBC Capital Markets	1.38%	03/14/16	06/14/16	9,115,000	9,121,300
RBC Capital Markets	1.81%	01/06/16	04/06/16	8,287,000	8,322,866
RBC Capital Markets	1.83%	03/03/16	06/03/16	3,011,000	3,015,443
RBC Capital Markets	1.84%	01/06/16	04/06/16	11,214,000	11,263,203
RBC Capital Markets	1.84%	01/06/16	04/06/16	11,948,000	12,000,424
RBC Capital Markets	1.84%	03/09/16	05/23/16	661,000	661,776
RBC Capital Markets	1.87%	02/23/16	05/23/16	5,127,000	5,137,110
RBC Capital Markets	1.87%	02/19/16	05/19/16	7,962,000	7,979,365
RBC Capital Markets	1.87%	02/19/16	05/19/16	8,458,000	8,476,447
RBC Capital Markets	1.87%	01/13/16	04/13/16	8,276,000	8,310,000
RBC Capital Markets	1.88%	03/14/16	06/14/16	5,933,000	5,938,584
RBC Capital Markets	1.89%	01/06/16	04/06/16	2,814,000	2,826,683
RBC Capital Markets	1.89%	01/04/16	04/04/16	8,219,000	8,256,916
RBC Capital Markets	1.90%	01/19/16	04/19/16	7,506,000	7,534,860
RBC Capital Markets	1.91%	01/06/16	04/06/16	8,553,000	8,592,060
RBC Capital Markets	1.92%	02/12/16	05/12/16	9,040,000	9,063,595
RBC Capital Markets	1.92%	03/23/16	06/23/16	9,585,000	9,589,612
RBC Capital Markets	1.95%	01/20/16	04/20/16	12,691,000	12,740,464
RBC Capital Markets	1.97%	01/20/16	04/20/16	3,951,000	3,966,597
RBC Capital Markets	1.98%	03/14/16	06/14/16	29,416,000	29,445,156
RBC Capital Markets	1.99%	03/10/16	06/10/16	1,215,000	1,216,474
RBC Capital Markets	2.02%	02/18/16	05/18/16	5,007,000	5,019,070
RBC Capital Markets	2.02%	01/20/16	04/20/16	2,946,000	2,957,924
RBC Capital Markets	2.02%	03/23/16	06/23/16	2,317,000	2,318,173
RBC Capital Markets	2.03%	03/03/16	06/03/16	2,625,000	2,629,296
RBC Capital Markets	2.07%	02/19/16	05/19/16	5,033,000	5,045,151
RBC Capital Markets	2.08%	02/26/16	05/26/16	14,564,000	14,593,517
Wells Fargo	1.29%	03/04/16	04/04/16	7,243,000	7,250,240
Total				$263,247,518	$263,896,184

(3)         The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended March 31, 2016 was $281,902,487 at a weighted average interest rate of 1.57%.

Reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default of the Funds (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Funds.  Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds obligation to repurchase the securities.

Below is the gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

Brookfield Total Return Fund Inc. (Unaudited)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts Presented in	Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Recognized Assets and Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$133,753,518	$—	$133,753,518	$(133,753,518)	$—	$—

*                 Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.

Brookfield Mortgage Opportunity Income Fund Inc. (Unaudited)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts Presented in	Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Recognized Assets and Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$129,494,000	$—	$129,494,000	$(129,494,000)	$—	$—

*                 Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.

Pro Forma Combined Fund (Unaudited)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts Presented in	Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Recognized Assets and Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$263,247,518	$—	$263,247,518	$(263,247,518)	$—	$—

*                 Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.

5.              Capital Stock

The combined pro forma net asset values per share assume that the issuance of Acquiring Fund shares to the Target Funds stockholders would have occurred at March 31, 2016 in connection with the proposed reorganization.  The number of shares assumed to be received is equal to the net asset value of shares of Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc. and Brookfield Mortgage Opportunity Income Fund as of March 31, 2016.  The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following:

Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares of Acquiring Fund Post- Combination
—	35,971,303	35,971,303

6.              Federal Income Tax Information

Each Fund has met the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders.  After the reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.  Therefore, no Federal income or excise tax provision is required.  The Acquiring Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required.  Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.  As of March 31, 2016, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of March 31, 2016, open taxable years consisted of the taxable years ended June 30, 2013 through September 30, 2015(3) for the Brookfield High Income Fund Inc., November 30, 2013 and September 30, 2014(4) through September 30, 2015 for the Brookfield Total Return Fund Inc. and taxable period March 26, 2013 (commencement of operations) through June 30, 2013 and the taxable years ended June 30, 2014 through June 30, 2015 for the Brookfield Mortgage Opportunity Income Fund Inc.  No examination of any of the Funds is currently in progress.

As of March 31, 2016, the Funds’ capital loss carryforwards were as follows:

(3)         HHY changed its fiscal year end from June 30 to September 30 in 2014.

(4)         HTR changed its fiscal year end from November 30 to September 30 in 2014.

Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019	Infinite (Short- Term)	Infinite (Long- Term)
Brookfield High Income Fund Inc.	$3,569,974	$22,344,026	$—	$—	$936,031	$3,273,543
Brookfield Total Return Fund Inc.	7,710,904	38,404,880	18,161,948	12,712,591	1,791,207	394,189
Brookfield Mortgage Opportunity Income Fund Inc	—	—	—	—	2,085,839	—

7.              Pro Forma Operating Expenses

The pro forma condensed combined statements of operations for the fiscal year ended March 31, 2016 as adjusted, giving effect to the Reorganizations reflects the changes in expense of the Acquiring Fund as if the Reorganizations were consummated on March 31, 2016.  Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

8.              Pending Litigation

In connection with the proposed Reorganizations of BOI, HTR and HHY into RA, all potential liabilities and/or recoveries associated with the Opt-Out Actions (defined below) are to be assumed by RA, including any potential claims by the Closed-End Funds5 for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).  Prior to the reorganizations, BOI and HTR had no pending litigation.

On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding captioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants.  Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).

One action, the Warwick Action, has been entirely dismissed by the Court.  In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”, i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleged resulted in damages in excess of $342,000.  The parties to the Small Action subsequently settled the case at a Court-ordered mediation.

In another case, the Starnes Action, the Court initially dismissed all claims brought by three of the five plaintiffs.  For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court initially dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY.  The Closed-End Funds and non-fund defendants thereafter filed motions to reconsider the Court’s rulings in the Starnes Action and Stein Action, which the Court granted, dismissing both cases in their entirety.  Plaintiffs appealed the dismissals of the Starnes Action and Stein Action to the Sixth Circuit Court of Appeals (the “Sixth Circuit”), and the cases were consolidated for briefing.  Briefing before the Sixth Circuit was completed on January 2, 2016.  The Sixth Circuit heard oral argument on the appeal on April 19, 2016.  A decision on the appeal remains pending.

In the Adkins Action, brought on behalf of approximately one-hundred plaintiffs, the Court granted defendants’ motion to dismiss in its entirety.  Plaintiffs filed a motion to reconsider the Court’s ruling.  On March 9, 2016, the Court granted plaintiffs’ motion to reconsider and vacated its prior order dismissing the case.  On April 21, 2016, defendants filed a motion to reconsider the Court’s March 9, 2016 ruling.  A decision on that motion remains pending.

The Adkins Action, Starnes Action and Stein Action seek, among other forms of relief, compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.

No estimate of the effect, if any, of these pending lawsuits on the Combined Fund can be made at this time.

9.              Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

Administration and Voting of Portfolio Proxies

Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.  The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•                            BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•                            BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•                            BIM and the Company have a lending or other financial-related relationship.

•                            In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•                            If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•                            If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share -blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the “share -blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time -frame and practices).

Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•                            any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                            any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon

BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•                            these Policies and Procedures, as amended from time to time;

•                            records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•                            records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•                            any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

Proxy Voting Guidelines

Guidelines are available upon request.

[INSERT PDF
Proxy Voting Policy and Procedures for
Schroder Investment Management North America Inc..]

APPENDIX C

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

An application for rating was not received or accepted.

The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

There is a lack of essential data pertaining to the issue or issuer.

The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up- to -date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:                  Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is

C-1

extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BBB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on issues with an A-2 designation is strong.  However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime -1 (P-1) is the highest commercial paper rating assigned by Moody’s.  Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

C-2

PART C:  OTHER INFORMATION

Item 15.                          Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and material to the cause of action.  The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.  The Registrant’s charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant’s charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.  In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                          Exhibits

(1)	Articles of Incorporation. (1)

(2)	Bylaws of the Registrant. (1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization. (included as Appendix B to the Combined Proxy Statement/Prospectus included in this Registration Statement)

(5)	Instruments defining the rights of holders of securities being registered are herein incorporated by reference from the Registrant’s Articles of Incorporation and Bylaws.

(6)(a)	Form of Investment Advisory Agreement between the Registrant and Brookfield Investment Management Inc. (1)

(6)(b)	Form of Investment Sub-Advisory Agreement among the Registrant, Brookfield Investment Management Inc. and Schroder Investment Management North America Inc. (1)

(7)	Not applicable.

(8)	Not applicable.

(9)	Form of Custody Agreement between the Registrant and U.S. Bank National Association. (2)

(10)	Not applicable.

(11)(a)	Consent of Paul Hastings LLP. (1)

(11)(b)	Form of Opinion and Consent of Venable LLP. (1)

(12)(a)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield Mortgage Opportunity Income Fund Inc. (1)

(12)(b)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield Total Return Fund Inc. (1)

(12)(c)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield High Income Fund Inc. (1)

(13)(a)	Form of Administration Agreement between the Registrant and Brookfield Investment Management Inc. (1)

13(b)	Form of Fund Sub-Administration Agreement between the Adviser, with respect to the Registrant, and U.S. Bancorp Fund Services, LLC. (2)

13(c)	Form of Transfer Agency Agreement between the Registrant and [ ]. (2)

13(d)	Form of Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(2)

(14)(a)	Consent of Independent Registered Public Accounting Firm with respect to Brookfield Mortgage Opportunity Income Fund Inc. (1)

(14)(b)	Consent of Independent Registered Public Accounting Firm with respect to Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc. (1)

(15)	Not applicable.

(16)	Powers of Attorney. (1)

(17)(a)

Annual Report to Shareholders of Brookfield Mortgage Opportunity Income Fund Inc. for the fiscal year ended June 30, 2015, previously filed on Form N-CSR (File No. 811-22773) on August 27, 2015, is incorporated herein by reference.

(17)(b)

Annual Report to Shareholders of Brookfield Total Return Fund Inc. for the fiscal period ended September 30, 2015, previously filed on Form N-CSR (File No. 811-05820) on November 27, 2015, is incorporated herein by reference.

(17)(c)

Annual Report to Shareholders of Brookfield High Income Fund Inc. for the fiscal period ended September 30, 2015, previously filed on Form N- CSR (File No. 811-08795) on November 27, 2015, is incorporated herein by reference.

(17)(d)

Semi-Annual Report to Shareholders of Brookfield Mortgage Opportunity Income Fund Inc. for the fiscal period ended December 31, 2015, previously filed on Form N-CSR (Filed No. 811-22773) on [ ], 2016, is incorporated herein by reference.

(17)(e)	Form of Proxy for Brookfield Mortgage Opportunity Income Fund Inc. (1)

(17)(f)	Form of Proxy for Brookfield Total Return Fund Inc. (1)

(17)(g)	Form of Proxy for Brookfield High Income Fund Inc. (1)

(17)(h)	Code of Ethics for Schroder Investment Management North America Inc. (1)

(1)         Filed herewith.

(2)         To be filed by amendment.

Item 17.                          Undertakings

(1)                                 The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the [  ] day of [   ], 2016.

BROOKFIELD REAL ASSETS INCOME FUND INC.

By:	/s/ BRIAN F. HURLEY
Name:	Brian F. Hurley
Title:	President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ BRIAN F. HURLEY		President (Principal Executive Officer)	May 16, 2016
Brian F. Hurley

/s/ ANGELA W. GHANTOUS		Treasurer (Principal Financial Officer)	May 16, 2016
Angela W. Ghantous

*		Director	May 16, 2016
Heather Goldman

*		Director	May 16, 2016
Edward A. Kuczmarski

*		Director	May 16, 2016
Stuart A. McFarland

*		Director	May 16, 2016
Louis P. Salvatore

/s/ JONATHAN C. TYRAS		Director	May 16, 2016
Jonathan C. Tyras

*By:	/s/ BRIAN F. HURLEY	Attorney-in-Fact	May 16, 2016
Brian F. Hurley

Exhibits

(1)	Articles of Incorporation.
(2)	Bylaws of the Registrant.
(6)(a)	Form of Investment Advisory Agreement between the Registrant and Brookfield Investment Management Inc.
(6)(b)	Form of Investment Sub-Advisory Agreement among the Registrant, Brookfield Investment Management Inc. and Schroder Investment Management North America Inc.
(11)(a)	Consent of Paul Hastings LLP.
(11)(b)	Form of Opinion and Consent of Venable LLP.
(12)(a)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield Mortgage Opportunity Income Fund Inc.
(12)(b)	Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield Total Return Fund Inc.
(12)(c) (13)(a)

Form of Opinion of Paul Hastings LLP regarding tax matters with respect to Brookfield High Income Fund Inc.
Form of Administration Agreement between the Registrant and Brookfield Investment Management Inc.

(14)(a)	Consent of Independent Registered Public Accounting Firm with respect to Brookfield Mortgage Opportunity Income Fund Inc.
(14)(b)	Consent of Independent Registered Public Accounting Firm with respect to Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc.
(16)	Powers of Attorney.
(17)(e)	Form of Proxy for Brookfield Mortgage Opportunity Income Fund Inc.
(17)(f)	Form of Proxy for Brookfield Total Return Fund Inc.
(17)(g)	Form of Proxy for Brookfield High Income Fund Inc.
(17)(h)	Code of Ethics for Schroder Investment Management North America Inc.